UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08573

Name of Fund: BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings California Quality Fund, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2025

Date of reporting period: 07/31/2025

Item 1 –	Reports to Stockholders

(a) The Reports to Shareholders are attached herewith.

July 31, 2025
2025 Annual Report

BlackRock California Municipal Income Trust (BFZ)
BlackRock Municipal 2030 Target Term Trust (BTT)
BlackRock Municipal Income Quality Trust (BYM)
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Table of Contents

Municipal Market Overview For the Reporting Period Ended July 31, 2025

Municipal Market Conditions
Municipals enjoyed positive returns in the early portion of the period as weakening economic data gave the Federal Reserve (the “Fed”) a runway to begin their long-awaited easing cycle in September 2024. A strong third quarter of 2024 was followed by an underwhelming fourth as markets recalibrated future policy easing expectations amid renewed economic strength, a subsequent “higher for longer” rates ideology, and municipal-specific policy concerns. The first half of 2025 was defined by extreme levels of tariff-related volatility in April that reset rich municipal valuations to very attractive levels. Markets have ultimately stabilized, but supply continues to act as a drag. July notably saw net positive supply for the first time since 2008. The front and intermediate parts of the curve and the IDR/PCR and housing sectors performed best. Relative to the rest of the fixed income universe, the asset class underperformed quite significantly in the second half of the period.
Bloomberg Municipal Bond Index(a)
Total Returns as of July 31, 2025
6	months:	(1.04)%
12	months:	0.00%
During the 12-months ended July 31, 2025, municipal bond funds experienced net inflows totaling $52 billion (based on data from the Investment Company Institute), as demand shifted from long-term and open-end funds to short-term funds and ETFs. At the same time, the market absorbed $549 billion in issuance, a large increase from the $434 billion issued during the prior 12-month period, boosted by an increased need for infrastructure spending and a pull-forward in perceived vulnerable sectors to front-run potential new legislation.
A Closer Look at Yields
AAA Municipal Yield Curves

Source: Thomson Municipal Market Data.
From July 31, 2024, to July 31, 2025, yields on AAA-rated 30-year municipal bonds increased by 99 basis points (bps) from 3.68% to 4.67%, ten-year yields increased by 50 bps from 2.82% to 3.32%, five-year yields decreased by 22 bps from 2.75% to 2.53%, and two-year yields decreased by 46 bps from 2.85% to 2.39% (as measured by Refinitiv Municipal Market Data). As a result, the municipal yield curve steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 145 bps to a slope of 228 bps, outpacing the 90 bps of steepening experienced by the Treasury curve.
Volatility stemming from the tariff-related market disruptions in April and tax policy concerns have reset valuations to attractive absolute and relative levels.
Financial Conditions of Municipal Issuers
Uncertainties abound, but the “America First” mantra has been clear and consistent, making municipals that support the U.S. infrastructure a well-aligned opportunity. Investors are increasingly turning to state and local government debt as a safe haven from global trade disruptions and tariff-related recession risks. Most states have minimal exposure to China-related trade, and relatively modest total economic debt to GDP ratios when compared to sovereign issuers. State revenues, primarily from sales and income taxes, tend to rise with inflation and overall economic growth, offering a natural inflation buffer. Local governments also benefit from steady property tax revenues, driven by consistent home price appreciation over the last few years. Additionally, constitutional balanced budget requirements and improved reserve levels have fortified state balance sheets, making them more resilient to economic slowdowns. Together, these structural advantages enhance the creditworthiness of municipal bonds in a volatile macro environment.
We continue to favor revenue-sector issuers over state and local governments since they are typically lower-rated and offer additional yield. Most municipal revenue sector borrowers are highly defensive, as they are monopolistic providers of essential services that can raise user fees to cover operations, informing our preference over general obligation bonds. We have an overweight allocation to the transportation, housing, and corporate sectors.
The opinions expressed are those of BlackRock as of July 31, 2025 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments.  There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.
(a)  The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.
Municipal Market Overview

The Benefits and Risks of Leveraging
The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”).  However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Trust’s leverage if it deems such action to be appropriate. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of  a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.
To obtain leverage, each Trust has issued Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Variable Rate Demand Preferred Shares (“VRDP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.
Derivative Financial Instruments
The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of July 31, 2025

BlackRock California Municipal Income Trust (BFZ)
Investment Objective
BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
On June 6, 2025, the Board of Trustees of BlackRock California Municipal Income Trust (BFZ) and the Board of Directors of BlackRock MuniHoldings California Quality Fund, Inc. (MUC) each approved the reorganization of BFZ into MUC, with MUC continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
Trust Information
Symbol on New York Stock Exchange	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of July 31, 2025 ($10.44)(a)	6.78%
Tax Equivalent Yield(b)	14.77%
Current Monthly Distribution per Common Share(c)	$0.059000
Current Annualized Distribution per Common Share(c)	$0.708000
Leverage as of July 31, 2025(d)	42%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 10.44	$ 12.03	(13.22)%	$ 12.20	$ 10.20
Net Asset Value	11.36	12.86	(11.66)	13.09	11.15
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Trust Summary

Trust Summary as of July 31, 2025(continued)

BlackRock California Municipal Income Trust (BFZ)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(5.97)%	(2.02)%	1.45%
Trust at Market Price(a)(b)	(7.63)	(0.93)	1.39
California Customized Reference Benchmark(c)	(0.27)	0.04	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The California Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged (90%) and the California
Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The California Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
Although income contributed to returns during the reporting period, the benefit was outweighed by the negative impact of falling prices. Longer-duration securities, in particular, experienced weak price performance. (Duration is a measure of interest rate sensitivity). More than half of the Trust’s assets were held in bonds with maturities of 15 years and longer as of the end of the period, which was a headwind for performance at a time in which longer-dated bonds lagged.
At the sector level, holdings in pre-paid gas issues in the corporate-backed sector contributed to performance. School districts, utilities, and healthcare were the largest detractors. In terms of credit tiers, A rated bonds had slightly positive returns. AA rated issues were the largest detractors due to their large portfolio weighting. Holdings in high yield (below investment grade) bonds detracted, as well.
The Trust’s use of leverage, while augmenting income, detracted from results by amplifying the impact of declining prices. On the other hand, the Trust’s limited cash position contributed to performance given its zero duration and competitive yield.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of July 31, 2025(continued)

BlackRock California Municipal Income Trust (BFZ)
Overview of the Trust’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
County/City/Special District/School District	26.8%
Transportation	22.7
Corporate	12.1
Utilities	11.1
Health	11.0
Education	7.2
Tobacco	4.3
State	3.8
Housing	1.0

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	1.1%
2026	8.1
2027	14.0
2028	10.7
2029	13.9

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	10.6%
AA/Aa	66.5
A	12.2
BBB/Baa	4.5
BB/Ba	— (e)
N/R	6.2

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 0.1%.
Trust Summary

Trust Summary as of July 31, 2025

BlackRock Municipal 2030 Target Term Trust (BTT)
Investment Objective
BlackRock Municipal 2030 Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in securities or synthetically through the use of derivatives.
There is no assurance that the Trust will achieve its investment objectives, including its investment objective of returning $25.00 per share.
Trust Information
Symbol on New York Stock Exchange	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Yield on Closing Market Price as of July 31, 2025 ($22.16)(a)	2.51%
Tax Equivalent Yield(b)	4.24%
Current Monthly Distribution per Common Share(c)	$0.046400
Current Annualized Distribution per Common Share(c)	$0.556800
Leverage as of July 31, 2025(d)	35%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 22.16	$ 21.12	4.92%	$ 22.16	$ 20.38
Net Asset Value	24.23	23.88	1.47	24.35	23.13
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of July 31, 2025(continued)

BlackRock Municipal 2030 Target Term Trust (BTT)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	4.13%	1.30%	4.08%
Trust at Market Price(a)(b)	7.68	0.70	4.07
Customized Reference Benchmark(c)	4.19	1.07	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond 2030 Index (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade)
2030 Total Return Index (10%). The Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
The combination of persistent inflation concerns and interest rate cuts by the U.S. Federal Reserve led to a steepening of the yield curve in the annual period; in other words, outperformance for shorter-dated securities. The Trust’s holdings in shorter-dated bonds made the largest contribution to performance in this environment, while a few specific holdings in longer-dated issues detracted. At the same time, the Trust’s use of leverage enhanced income by helping it capitalize on the higher yields on long-term bonds. On a sector basis, corporate, transportation, and tax-backed state issues were the largest contributors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Trust Summary

Trust Summary as of July 31, 2025(continued)

BlackRock Municipal 2030 Target Term Trust (BTT)
Overview of the Trust’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Corporate	23.4%
Transportation	18.9
Health	17.4
County/City/Special District/School District	12.4
State	11.0
Utilities	6.1
Education	4.9
Housing	3.8
Tobacco	2.1

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	10.8%
2026	15.5
2027	12.9
2028	13.0
2029	12.2

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	2.6%
AA/Aa	40.0
A	34.8
BBB/Baa	11.1
BB/Ba	3.0
B	0.7
N/R	7.8

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of July 31, 2025

BlackRock Municipal Income Quality Trust (BYM)
Investment Objective
BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in municipal bonds exempt from U.S. federal income taxes, including the U.S. federal alternative minimum tax. The Trust also invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
On January 20, 2025, the Board of Trustees of BlackRock Municipal Income Trust (BFK), BlackRock Municipal Income Quality Trust (BYM) and BlackRock Municipal Income Trust II (BLE) and the Board of Directors of BlackRock MuniHoldings Fund, Inc. (MHD) approved the reorganization of BFK, BYM and BLE into MHD, with MHD continuing as the surviving Fund.
On June 6, 2025, the Board of Directors of BlackRock MuniHoldings Quality Fund II, Inc. (MUE) and the Board of Directors of MHD approved the reorganization of MUE into MHD, with MHD continuing as the surviving Fund.
Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
Trust Information
Symbol on New York Stock Exchange	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of July 31, 2025 ($10.42)(a)	6.39%
Tax Equivalent Yield(b)	10.79%
Current Monthly Distribution per Common Share(c)	$0.055500
Current Annualized Distribution per Common Share(c)	$0.666000
Leverage as of July 31, 2025(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 10.42	$ 11.83	(11.92)%	$ 12.19	$ 10.10
Net Asset Value	11.39	12.69	(10.24)	12.96	11.11
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Trust Summary

Trust Summary as of July 31, 2025(continued)

BlackRock Municipal Income Quality Trust (BYM)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(4.77)%	(1.50)%	2.06%
Trust at Market Price(a)(b)	(6.54)	(1.60)	2.25
Customized Reference Benchmark(c)	(0.03)	0.32	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High
Yield ex AMT (non-Investment Grade) Total Return Index (10%). The Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
Income was the largest contributor to absolute performance, but the benefit was offset by the adverse impact of falling municipal bond prices. The Trust’s use of leverage helped augment income due to the combination of lower borrowing costs—a function of interest rate cuts by the U.S. Federal Reserve—and rising yields on longer-term bonds. Holdings in bonds with maturities of less than ten years generally produced positive returns. On the other hand, bonds with maturities greater than ten years and/or lower coupon structures generally posted negative returns given their higher interest rate sensitivity. At the sector level, corporate-backed and tobacco were the only positive contributors. Education, healthcare, and taxed-backed were the largest detractors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of July 31, 2025(continued)

BlackRock Municipal Income Quality Trust (BYM)
Overview of the Trust’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
County/City/Special District/School District	19.5%
State	14.2
Corporate	14.1
Utilities	13.1
Transportation	10.2
Health	9.9
Housing	8.7
Education	6.8
Tobacco	3.5

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	5.9%
2026	0.7
2027	4.1
2028	12.7
2029	5.8

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	16.7%
AA/Aa	43.6
A	22.6
BBB/Baa	4.9
BB/Ba	2.5
B	0.3
N/R	9.4

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Trust Summary

Trust Summary as of July 31, 2025

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
Investment Objective
BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes and California personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The municipal obligations in which the Trust primarily invests are either rated investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
On June 6, 2025, the Board of Trustees of BlackRock California Municipal Income Trust (BFZ) and the Board of Directors of BlackRock MuniHoldings California Quality Fund, Inc. (MUC) each approved the reorganization of BFZ into MUC, with MUC continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur in the fourth quarter of 2025.
Trust Information
Symbol on New York Stock Exchange	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of July 31, 2025 ($10.06)(a)	6.38%
Tax Equivalent Yield(b)	13.90%
Current Monthly Distribution per Common Share(c)	$0.053500
Current Annualized Distribution per Common Share(c)	$0.642000
Leverage as of July 31, 2025(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 10.06	$ 11.15	(9.78)%	$ 11.60	$ 10.02
Net Asset Value	11.17	12.59	(11.28)	12.86	10.96
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of July 31, 2025(continued)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(5.97)%	(2.28)%	1.29%
Trust at Market Price(a)(b)	(4.37)	(2.69)	1.24
California Customized Reference Benchmark(c)	(0.27)	0.04	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The California Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged (90%) and the California Bloomberg
Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The California Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
Securities with maturities of nine years and shorter contributed to absolute performance. The prepaid gas sector was the main positive contributor in the short maturity area. Prepaid gas bonds tend to have short put dates (ten years and shorter) and wide spreads relative to their credit ratings (usually A2 or better). Leverage contributed to returns by augmenting income. Average borrowing costs dropped throughout the period as the U.S. Federal Reserve began to cut interest rates, increasing the income from leverage.
On the negative side, holdings on the longer end of the yield curve detracted from performance. The Trust maintained this positioning to maximize income, but bonds with maturities of 20 years and longer underperformed those with maturities of less than ten years. The Trust’s use of U.S. Treasury futures to manage interest rate risk also detracted slightly.
Positions in Los Angeles Department of Water and Power bonds posted negative returns due to the impact of the January 2025 wildfires, as did other debt connected to the issuer. The Trust reduced its position in the securities.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.
Trust Summary

Trust Summary as of July 31, 2025(continued)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
Overview of the Trust’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	24.0%
County/City/Special District/School District	21.6
Corporate	16.2
Education	11.0
State	9.4
Utilities	8.0
Housing	3.6
Tobacco	3.2
Health	3.0

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	1.1%
2026	0.8
2027	6.1
2028	10.8
2029	9.0

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	2.6%
AA/Aa	64.4
A	19.0
BBB/Baa	4.6
BB/Ba	0.2
CCC/Caa	0.1
N/R	9.1

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of July 31, 2025

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
Investment Objective
BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The municipal obligations in which the Trust primarily invests are either rated investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.
No assurance can be given that the Trust’s investment objective will be achieved.
On June 6, 2025, the Board of Directors of BlackRock MuniHoldings Quality Fund II, Inc. (MUE) and the Board of Directors of BlackRock MuniHoldings Fund, Inc. (MHD) approved the reorganization of MUE into MHD, with MHD continuing as the surviving Fund. Subject to the requisite approvals by each Fund’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur in the fourth quarter of 2025.
Trust Information
Symbol on New York Stock Exchange	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of July 31, 2025 ($9.40)(a)	6.51%
Tax Equivalent Yield(b)	11.00%
Current Monthly Distribution per Common Share(c)	$0.051000
Current Annualized Distribution per Common Share(c)	$0.612000
Leverage as of July 31, 2025(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)
Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)
Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB
Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary
	07/31/25	07/31/24	Change	High	Low
Closing Market Price	$ 9.40	$ 10.45	(10.05)%	$ 10.92	$ 9.28
Net Asset Value	10.33	11.62	(11.10)	11.87	10.12
GROWTH OF $10,000 INVESTMENT
(a)
Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)
A benchmark that is designed to track the USD-denominated long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
Trust Summary

Trust Summary as of July 31, 2025(continued)

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
Performance
Returns for the period ended July 31, 2025 were as follows:
	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	(5.70)%	(1.41)%	1.70%
Trust at Market Price(a)(b)	(4.58)	(1.75)	1.73
National Customized Reference Benchmark(c)	(0.09)	0.35	N/A
Bloomberg Municipal Bond Index	0.00	0.13	2.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)
The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal
Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.
Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.
The following discussion relates to the Trust’s absolute performance based on NAV:
Income was the largest contributor to absolute performance, but the benefit was offset by the adverse impact of falling municipal bond prices. The Trust’s use of leverage helped augment income due to the combination of lower borrowing costs—a function of interest rate cuts by the U.S. Federal Reserve—and rising yields on longer-term bonds. Holdings in bonds with maturities of less than ten years generally produced positive returns. On the other hand, bonds with maturities greater than ten years and/or lower coupon structures generally posted negative returns given their higher interest rate sensitivity. At the sector level, corporate-backed was the only positive contributor. This was largely a function of the sector’s shorter maturity profile. Transportation, healthcare, and taxed-backed were the largest detractors.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions.
These views are not intended to be a forecast of future events and are no guarantee of future results.

2025 BlackRock Annual Report to Shareholders

Trust Summary as of July 31, 2025(continued)

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
Overview of the Trust’s Total Investments

SECTOR ALLOCATION
Sector(a)	Percent of Total Investments(b)
Transportation	24.7%
County/City/Special District/School District	15.8
Corporate	11.8
Health	11.4
State	11.1
Utilities	10.5
Housing	7.7
Education	5.0
Tobacco	2.0

CALL/MATURITY SCHEDULE
Calendar Year Ended December 31,(c)	Percent of Total Investments(b)
2025	7.2%
2026	1.3
2027	5.6
2028	5.9
2029	4.6

CREDIT QUALITY ALLOCATION
Credit Rating(d)	Percent of Total Investments(b)
AAA/Aaa	7.0%
AA/Aa	55.1
A	20.3
BBB/Baa	6.3
BB/Ba	1.3
B	0.5
N/R	9.5

(a)	For purposes of this report, sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
(b)	Excludes short-term securities.
(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)
For purposes of this report, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Trust Summary

Schedule of Investments
July 31, 2025
BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
California — 122.5%
Corporate(a) — 20.9%
California Community Choice Financing Authority, RB
Sustainability Bonds, 5.00%, 07/01/53	$12,000	$ 12,547,053
Sustainability Bonds, 5.00%, 12/01/53	6,020	6,286,159
Sustainability Bonds, 5.50%, 10/01/54	10,005	10,753,552
Class B, Sustainability Bonds, 5.00%, 03/01/56	8,000	8,471,733
Series A, Sustainability Bonds, 5.00%, 01/01/56	2,000	2,057,965
Series A-1, Sustainability Bonds, 4.00%, 05/01/53	15,000	15,109,621
Series E-1, Sustainability Bonds, 5.00%, 02/01/54	4,545	4,775,504
Central Valley Energy Authority, RB, 5.00%, 12/01/55	10,845	11,529,882
		71,531,469
County/City/Special District/School District — 37.1%
California Municipal Finance Authority, ST, Series A, 5.13%, 09/01/59	305	287,060
California Pollution Control Financing Authority, Refunding RB, 5.00%, 11/21/45(b)	2,500	2,437,360
California Statewide Communities Development Authority, SAB, Series B, 5.00%, 09/02/52	565	528,977
Chabot-Las Positas Community College District, GO, Series C, Election 2016, 5.25%, 08/01/48	6,925	7,194,535
Chino Valley Unified School District, GO, Series B, 4.00%, 08/01/45	7,000	6,304,945
City & County of San Francisco California, Refunding COP, Class A, Sustainability Bonds, 4.00%, 04/01/40	6,635	6,490,262
Cupertino Union School District, GO, Series C, Election 2012, 4.00%, 08/01/40	4,000	3,821,729
Dublin Unified School District, GO, Series B, Election 2020, 4.00%, 08/01/45	6,625	6,024,477
Folsom Cordova Unified School District School Facilities Improvement Dist No. 5, GO, Series B, Election 2014, 4.25%, 10/01/41	8,790	8,462,207
Foothill-De Anza Community College District, Refunding GO, 4.00%, 08/01/40	5,970	5,700,125
Fremont Union High School District, GO, Election 2022, 4.00%, 08/01/48	3,685	3,423,601
Garden Grove Unified School District, GO, Election 2016, 4.00%, 08/01/45	1,320	1,194,616
Grossmont Union High School District, GO, Series I-2, 4.00%, 08/01/44	5,115	4,655,414
Mount San Antonio Community College District, GO, Series D, Election 2018, 4.00%, 08/01/49	3,500	3,080,856
Mount San Antonio Community College District, Refunding GO, Series 2018-A, Election 2018, 4.00%, 08/01/49	5,000	4,378,773
Mount San Jacinto Community College District, GO, Series B, Election 2014, 4.00%, 08/01/43	2,000	1,825,780
Napa Valley Unified School District, GO, Series A, Election 2016, 4.00%, 08/01/38	2,925	2,851,803
North Orange County Community College District, GO, Series B, Election 2014, 4.00%, 08/01/44	2,680	2,472,833
Novato Unified School District, GO, Series A, 4.00%, 08/01/41	4,385	4,044,550
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	4,000	4,004,679
San Bernardino City Unified School District, GO, Series D, Election 2012, 4.00%, 08/01/42	1,210	1,099,838
San Diego Unified School District, GO
Series L, 4.00%, 07/01/44	4,035	3,724,962
Series O-2, Election 2008, Sustainability Bonds, 5.00%, 07/01/49	2,375	2,438,336
Security	Par (000)	Value
County/City/Special District/School District (continued)
San Diego Unified School District, GO (continued)
Series A-3, Sustainability Bonds, 5.00%, 07/01/48	$3,000	$ 3,074,997
San Francisco Bay Area Rapid Transit District, GO, Series A, Election 2016, Sustainability Bonds, 5.00%, 08/01/47	2,290	2,297,199
San Jose Evergreen Community College District, GO, Series C, Election 2016, 4.00%, 09/01/45	3,740	3,475,002
San Lorenzo Unified School District, GO, 4.00%, 08/01/41	345	323,308
San Mateo Joint Powers Financing Authority, RB, Series A, 5.00%, 07/15/43	1,965	1,996,036
Santa Clara County Financing Authority, RB, Series A, 4.00%, 05/01/45	3,575	3,218,491
Santa Clara Unified School District, GO, Election 2014, 4.00%, 07/01/41	5,000	4,668,067
Tamalpais Union High School District, GO
Series A, Election 2024, 4.00%, 08/01/47	4,670	4,318,882
Series A, Election 2024, 4.13%, 08/01/49	2,500	2,337,332
Series A, Election 2024, 4.13%, 08/01/50	6,605	6,149,220
West Valley-Mission Community College District, GO
Series A, 4.00%, 08/01/44	4,000	3,748,481
Series B, Election 2012, 4.00%, 08/01/40	4,775	4,563,404
		126,618,137
Education — 3.4%
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	540	512,070
California Municipal Finance Authority, Refunding RB(b)
5.00%, 08/01/39	325	270,625
5.00%, 08/01/48	510	382,405
California School Finance Authority, RB, Series A, 5.00%, 06/01/58(b)	2,120	1,883,301
California School Finance Authority, Refunding RB(b)
Sustainability Bonds, 5.50%, 08/01/43	130	129,983
Sustainability Bonds, 5.50%, 08/01/47	125	120,912
California State University, Refunding RB, Series A, 5.25%, 11/01/50	—	—
University of California, RB, Series AV, 5.00%, 05/15/47	8,440	8,437,205
		11,736,501
Health — 11.5%
California Health Facilities Financing Authority, RB, Series A, 5.00%, 11/15/48	6,190	6,167,761
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 11/15/48	10,000	9,845,913
Series A, 5.00%, 08/15/51	5,000	5,056,050
Series A-2, Class B, (BAM-TCRS), 4.00%, 11/01/44	15,765	14,399,664
California Public Finance Authority, RB, Series A, 6.38%, 06/01/59(b)	2,225	1,955,288
California Statewide Communities Development Authority, Refunding RB, 5.00%, 10/01/45	1,860	1,819,207
		39,243,883
Housing — 0.4%
California Housing Finance Agency, RB, M/F Housing, Series A, 4.25%, 01/15/35	—	670
CSCDA Community Improvement Authority, RB, M/F Housing, Mezzanine Lien, 4.00%, 05/01/57(b)	1,840	1,252,955
		1,253,625

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Tobacco — 7.4%
California County Tobacco Securitization Agency, Refunding RB, CAB(c)
0.00%, 06/01/55	$2,425	$ 444,903
Series B-2, Subordinate, 0.00%, 06/01/55	1,755	309,536
Golden State Tobacco Securitization Corp., Refunding RB, Series B, 5.00%, 06/01/51	18,770	18,271,902
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/66(c)	4,730	453,078
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	6,030	5,783,705
		25,263,124
Transportation — 25.8%
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(a)(b)	14,335	12,758,150
City of Long Beach California Harbor Revenue, ARB, Series A, AMT, 5.00%, 05/15/40	5,000	5,030,923
City of Long Beach California Harbor Revenue, Refunding ARB, Series C, 5.00%, 05/15/47	1,480	1,485,034
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.25%, 05/15/48	1,990	1,985,424
Series B, AMT, 5.00%, 05/15/36	1,090	1,099,871
Series B, AMT, 5.00%, 05/15/41	6,000	6,024,686
Series B, AMT, 5.00%, 05/15/46	7,860	7,489,360
Series C, AMT, Subordinate, 5.00%, 05/15/44	4,130	4,051,469
AMT, Sustainability Bonds, 5.25%, 05/15/47	3,900	3,929,979
City of Los Angeles Department of Airports, Refunding ARB
AMT, 5.50%, 05/15/40	3,490	3,701,989
AMT, 5.00%, 05/15/43	1,250	1,237,904
AMT, 5.50%, 05/15/47	4,250	4,359,073
AMT, 5.00%, 05/15/48	1,500	1,440,182
Series S, AMT, 5.00%, 05/15/40	4,450	4,591,114
AMT, Subordinate, 5.00%, 05/15/46	1,365	1,345,907
County of Sacramento California Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/01/39	1,000	1,006,751
Norman Y Mineta San Jose International Airport SJC, Refunding RB, Series A, AMT, 5.00%, 03/01/37	1,280	1,291,747
San Diego County Regional Airport Authority, ARB
5.25%, 07/01/50	4,300	4,377,578
Series B, AMT, 5.00%, 07/01/48	6,890	6,823,564
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.25%, 05/01/43	2,950	2,984,749
Series A, AMT, 5.00%, 05/01/49	4,000	3,895,294
Series D, AMT, 5.00%, 05/01/43	6,130	6,123,014
Series E, AMT, 5.00%, 05/01/45	1,000	994,836
		88,028,598
Utilities — 16.0%
California Infrastructure & Economic Development Bank, RB, Sustainability Bonds, 4.00%, 10/01/45	5,585	5,176,780
Coachella Valley Water District Stormwater System Revenue, COP, Series A, 5.00%, 08/01/47	1,250	1,285,710
Contra Costa Water District, Refunding RB, Series V, 5.00%, 10/01/44	2,310	2,367,675
Security	Par (000)	Value
Utilities (continued)
East Bay Municipal Utility District Water System Revenue, RB, Series A, Sustainability Bonds, 4.00%, 06/01/45	$1,730	$ 1,601,811
Mountain House Public Financing Authority, RB, Series A, Sustainability Bonds, (BAM), 4.00%, 12/01/45	2,720	2,411,514
Orange County Water District, Refunding RB, Series A, 4.00%, 08/15/41	1,100	1,064,398
Sacramento Municipal Utility District, Refunding RB
Series M, 5.00%, 11/15/45	1,000	1,037,457
Series H, Sustainability Bonds, 4.00%, 08/15/45	30,015	27,269,946
San Diego County Water Authority, RB, Series A, 5.00%, 05/01/47	1,500	1,529,854
San Jose Financing Authority, Refunding RB, Series B, Sustainability Bonds, 5.00%, 11/01/47	1,225	1,264,568
San Mateo Foster City Public Financing Authority, RB, 4.00%, 08/01/44	10,485	9,591,555
		54,601,268
Total Municipal Bonds in California		418,276,605
New Hampshire — 1.4%
Housing — 1.4%
New Hampshire Business Finance Authority, RB, M/F Housing, Series 2, Sustainability Bonds, 3.81%, 07/20/39(a)	5,308	4,882,582
Puerto Rico — 4.0%
State — 4.0%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,845	2,542,825
Series A-1, Restructured, 5.00%, 07/01/58	8,279	7,537,277
Series A-2, Restructured, 4.78%, 07/01/58	2,530	2,239,855
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	4,520	1,395,128
Total Municipal Bonds in Puerto Rico		13,715,085
Total Municipal Bonds — 127.9% (Cost: $450,126,060)		436,874,272
Municipal Bonds Transferred to Tender Option Bond Trusts(d)
California — 45.3%
County/City/Special District/School District — 9.4%
Clovis Unified School District, GO, Election 2020, Series B, 5.00%, 08/01/47	10,000	10,144,616
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Refunding RB, Sustainability Bonds, Series A, 5.00%, 07/01/44	11,200	11,353,518
Los Angeles Unified School District, GO, Sustainability Bonds, Series QRR, 5.25%, 07/01/47	10,000	10,412,406
		31,910,540
Education — 9.1%
California State University, Refunding RB
Series A, 5.00%, 11/01/48	10,070	10,086,772
Series A, 11/01/50(e)(f)	20,000	20,850,626
		30,937,398
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock California Municipal Income Trust (BFZ)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Health — 7.5%
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 5.00%, 05/15/47	$25,625	$ 25,650,983
State — 2.6%
State of California, Refunding GO, 5.00%, 03/01/49	8,750	9,002,052
Transportation — 13.5%
City of Los Angeles Department of Airports, Refunding ARB, AMT, Sustainability Bonds, Series A, 5.25%, 05/15/50	19,365	19,704,300
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, AMT, Series A, 5.00%, 05/01/47(e)	16,735	16,290,676
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, AMT, Series C, 5.75%, 05/01/48(e)	9,600	10,123,878
		46,118,854
Utilities — 3.2%
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB, Sustainability Bonds, Series A, 4.00%, 10/01/49	12,790	11,076,701
Total Municipal Bonds in California		154,696,528
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 45.3% (Cost: $159,833,496)		154,696,528
Total Long-Term Investments — 173.2% (Cost: $609,959,556)		591,570,800

	Shares
Short-Term Securities
	Money Market Funds — 2.3%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(g)(h)	7,622,234	7,622,997
	Total Short-Term Securities — 2.3% (Cost: $7,622,997)	7,622,997
	Total Investments — 175.5% (Cost: $617,582,553)	599,193,797
	Liabilities in Excess of Other Assets — (1.8)%	(5,910,752)
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.6)%	(80,695,585)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (50.1)%	(171,090,922)
	Net Assets Applicable to Common Shares — 100.0%	$ 341,496,538

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between November 1, 2026 to May 1, 2033, is $24,423,240.
See Note 4 of the Notes to Financial Statements for details.

(f)	When-issued security.
(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock California Municipal Income Trust (BFZ)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 3,869,643	$ 3,753,354 (a)	$ —	$ —	$ —	$ 7,622,997	7,622,234	$ 137,607	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Categorized by Risk Exposure
For the period ended July 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (882,596)	$ —	$ (882,596)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$8,244,248
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 436,874,272	$ —	$ 436,874,272
Municipal Bonds Transferred to Tender Option Bond Trusts	—	154,696,528	—	154,696,528
Short-Term Securities
Money Market Funds	7,622,997	—	—	7,622,997
	$7,622,997	$591,570,800	$—	$599,193,797
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(80,299,992)	$—	$(80,299,992)
VRDP Shares at Liquidation Value	—	(171,300,000)	—	(171,300,000)
	$—	$(251,599,992)	$—	$(251,599,992)
See notes to financial statements.
Schedule of Investments

Schedule of Investments
July 31, 2025
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 11.3%
Alabama Economic Settlement Authority, RB, Series A, 4.00%, 09/15/33	$5,000	$ 5,014,099
Alabama Federal Aid Highway Finance Authority, RB, Series A, 5.00%, 09/01/30	4,750	5,282,677
Alabama Public School and College Authority, Refunding RB, Series A, Sustainability Bonds, 5.00%, 11/01/30	11,900	13,263,364
Alabama Special Care Facilities Financing Authority- Birmingham Alabama, Refunding RB, 5.00%, 06/01/30	10,000	10,008,939
Baldwin County Industrial Development Authority, RB, Series A, AMT, 5.00%, 06/01/55(a)(b)	2,740	2,735,804
Birmingham-Jefferson Civic Center Authority, ST
Series A, 5.00%, 07/01/31	1,100	1,164,871
Series A, 5.00%, 07/01/32	1,150	1,215,438
Series A, 5.00%, 07/01/33	1,600	1,687,735
Black Belt Energy Gas District, RB
4.00%, 10/01/52(a)	12,025	12,111,529
Series A, 5.00%, 05/01/30	4,380	4,465,809
Series A, 5.25%, 01/01/54(a)	10,000	10,611,163
Series A, 5.25%, 05/01/55(a)	2,005	2,139,608
Series A-1, 4.00%, 12/01/49(a)	900	901,618
Series B, 5.25%, 12/01/53(a)	3,500	3,742,336
Series D, 5.00%, 03/01/55(a)	6,245	6,561,620
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	8,930	9,025,994
County of Jefferson Alabama Sewer Revenue, Refunding RB
5.00%, 10/01/26	935	959,198
5.00%, 10/01/30	2,500	2,726,176
Energy Southeast A Cooperative District, RB, Series B, 5.25%, 07/01/54(a)	3,095	3,303,977
Health Care Authority of the City of Huntsville, Refunding RB, Series A, 5.00%, 06/01/53(a)	20,000	21,566,354
Homewood Educational Building Authority, Refunding RB
5.00%, 12/01/33	1,010	1,037,088
5.00%, 12/01/34	1,380	1,397,109
Hoover Industrial Development Board, RB, AMT, Sustainability Bonds, 6.38%, 11/01/50(a)	1,965	2,140,387
Lower Alabama Gas District, RB, 4.00%, 12/01/50(a)	10,000	10,018,829
Orange Beach Water Sewer & Fire Protection Authority, RB, 4.00%, 05/15/30	510	534,035
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 5.00%, 01/01/56	1,230	1,248,206
Series A-2, 5.34%, 01/01/53	30,265	30,833,041
Series B-1, 5.00%, 05/01/53	9,375	9,671,450
		175,368,454
Arizona — 1.5%
Arizona Industrial Development Authority, RB(b)
4.00%, 07/01/29	465	457,724
4.50%, 07/01/29	555	556,844
Series A, 4.00%, 07/01/29	2,935	2,921,955
Sustainability Bonds, 4.00%, 07/01/30	410	406,211
Chandler Industrial Development Authority, RB(a)
AMT, 4.10%, 12/01/37	3,570	3,591,629
Security	Par (000)	Value
Arizona (continued)
Chandler Industrial Development Authority, RB(a) (continued)
AMT, 4.00%, 06/01/49	$5,000	$ 4,982,891
Maricopa County Industrial Development Authority, Refunding RB
4.00%, 07/01/29(b)	820	822,281
5.00%, 01/01/31	10,000	10,273,717
		24,013,252
California — 12.3%
Alameda Corridor Transportation Authority, Refunding RB, Series A, Sub Lien, (AMBAC), 0.00%, 10/01/30(c)	10,530	8,828,862
Bay Area Toll Authority, RB, Class A, 3.54%, 04/01/36(a)	3,000	3,001,735
Bay Area Toll Authority, Refunding RB, Series E, 2.70%, 04/01/56(a)	3,250	3,233,714
California Community Choice Financing Authority, RB(a)
Sustainability Bonds, 4.87%, 12/01/53	6,750	6,856,062
Sustainability Bonds, 5.50%, 10/01/54	2,485	2,670,922
Series A, Sustainability Bonds, 4.00%, 10/01/52	8,650	8,734,625
Series E-2, Sustainability Bonds, 4.59%, 02/01/54	9,780	9,780,704
Series G, Sustainability Bonds, 5.25%, 11/01/54	1,785	1,889,193
California Health Facilities Financing Authority, RB
Series A, 5.00%, 11/15/32	1,600	1,669,467
Series A, 5.00%, 11/15/33	1,855	1,932,201
California Housing Finance Agency, RB, M/F Housing, Series 2021-1, Class A, 3.50%, 11/20/35	3,503	3,268,311
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(a)(b)	5,725	5,095,250
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/33	4,000	4,069,338
California Municipal Finance Authority, RB
Series A, AMT, 4.00%, 07/15/29	3,900	3,829,029
Series B, AMT, 3.85%, 07/01/51(a)	6,625	6,631,051
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 07/01/30	1,200	1,233,853
Series A, 5.00%, 07/01/31	1,050	1,079,650
California Pollution Control Financing Authority, RB, Series A, AMT, 4.25%, 11/01/38(a)	8,350	8,476,353
California School Finance Authority, RB(b)
5.00%, 06/01/30	565	567,291
Series A, 5.00%, 06/01/29	195	196,343
Series A, 4.00%, 06/01/31	240	235,367
Series A, 5.00%, 06/01/32	985	999,249
City of Long Beach California Harbor Revenue, ARB, Series A, AMT, 5.00%, 05/15/34	1,650	1,689,651
City of Los Angeles Department of Airports, ARB, AMT, Sustainability Bonds, 5.00%, 05/15/30	18,250	19,770,909
Compton Unified School District, GO, CAB(c)
Series B, (BAM), 0.00%, 06/01/33	1,000	750,633
Series B, (BAM), 0.00%, 06/01/34	1,125	804,525
Series B, (BAM), 0.00%, 06/01/35	1,000	676,056
Series B, (BAM), 0.00%, 06/01/36	1,000	614,169
El Camino Community College District Fountation, GO, CAB(c)
Series C, Election 2002, 0.00%, 08/01/30	9,090	7,985,518
Series C, Election 2002, 0.00%, 08/01/31	12,465	10,532,350
Series C, Election 2002, 0.00%, 08/01/32	17,435	14,134,552

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
California (continued)
Monterey Peninsula Community College District, Refunding GO, CAB(c)
0.00%, 08/01/30	$3,500	$ 2,930,410
0.00%, 08/01/31	5,940	4,734,635
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	1,855	1,971,147
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/30	500	513,679
Series A, AMT, 5.00%, 03/01/31	1,500	1,537,979
Series A, AMT, 5.00%, 03/01/32	1,000	1,024,359
Series A, AMT, 5.00%, 03/01/33	975	997,423
Series A, AMT, 5.00%, 03/01/34	1,250	1,267,563
Series A, AMT, 5.00%, 03/01/35	2,000	2,026,251
Poway Unified School District, GO(c)
Series 1-A, Election 2008, 0.00%, 08/01/30	10,000	8,765,088
Series 1-A, Election 2008, 0.00%, 08/01/32	12,500	9,938,036
San Diego County Regional Airport Authority, ARB, Sub-Series B, AMT, 5.00%, 07/01/33	1,000	1,028,184
San Rafael City Elementary School District, GO, Series C, Election 2002, (NPFGC), 0.00%, 08/01/30(c)	6,350	5,565,831
Washington Township Health Care District, Refunding RB, Series B, 3.00%, 07/01/28	750	716,313
Wiseburn School District, GO, Series A, Election 2007, (NPFGC), 0.00%, 08/01/30(c)	7,505	6,578,199
		190,832,030
Colorado — 5.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 12/01/30	12,780	13,837,568
Series A, AMT, 5.00%, 12/01/33	25,000	25,935,053
City & County of Denver Colorado Pledged Excise Tax Revenue, RB, CAB, Series A-2, 0.00%, 08/01/30(c)	1,000	826,768
City & County of Denver Colorado, Refunding RB, AMT, 5.00%, 10/01/32	2,500	2,498,881
Colorado Educational & Cultural Facilities Authority, Refunding RB, 4.00%, 12/01/30(b)	920	909,590
Colorado Health Facilities Authority, RB
5.00%, 11/01/30	1,000	1,088,515
Class A, 5.00%, 11/15/60(a)	4,470	4,909,751
Series B, 2.63%, 05/15/29	2,100	2,059,874
Series D, 2.84%, 05/15/61(a)	7,000	6,983,554
Colorado Health Facilities Authority, Refunding RB
5.00%, 11/15/49(a)	10,920	11,189,344
Series A, 4.00%, 08/01/37	3,000	2,809,591
E-470 Public Highway Authority, Refunding RB, Series B, 3.67%, 09/01/39(a)	3,160	3,158,985
Park Creek Metropolitan District, Refunding RB
Series A, 5.00%, 12/01/27	1,500	1,510,116
Series A, 5.00%, 12/01/28	1,500	1,509,651
Series A, 5.00%, 12/01/30	1,350	1,357,378
Series A, 5.00%, 12/01/31	1,500	1,507,714
Plaza Metropolitan District No. 1, Refunding TA, 4.20%, 12/01/25(b)	5,280	5,280,208
		87,372,541
Connecticut — 0.5%
Capital Region Development Authority, Refunding RB, (SAP), 5.00%, 06/15/31	1,125	1,188,906
Security	Par (000)	Value
Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, RB, Series A, 5.00%, 01/01/30(b)	$305	$ 300,604
Connecticut State Health & Educational Facilities Authority, Refunding RB
Series G-1, 5.00%, 07/01/27(b)	225	227,313
Series G-1, 5.00%, 07/01/28(b)	300	303,720
Series G-1, 5.00%, 07/01/29(b)	300	304,015
Series G-1, 5.00%, 07/01/30(b)	300	302,650
Series G-1, 5.00%, 07/01/32(b)	425	426,618
Series G-1, 5.00%, 07/01/34(b)	355	354,197
Series I-1, 5.00%, 07/01/35	400	410,753
State of Connecticut, GO, Series A, 5.00%, 04/15/33	3,600	3,796,203
		7,614,979
Delaware — 0.8%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/26	850	856,211
Series A, 5.00%, 07/01/27	890	899,914
Series A, 5.00%, 07/01/28	935	945,709
Delaware State Economic Development Authority, Refunding RB(a)
Series A, 1.25%, 10/01/45	6,035	5,991,007
Series B, 1.25%, 10/01/40	500	497,646
Delaware State Health Facilities Authority, RB, 4.00%, 06/01/35	1,370	1,303,568
Delaware Transportation Authority, Refunding RB, 5.00%, 09/01/30	2,000	2,208,172
		12,702,227
District of Columbia — 1.6%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series A-2, 3.60%, 03/01/46(a)	5,500	5,521,878
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	18,325	19,895,751
		25,417,629
Florida — 8.9%
Capital Projects Finance Authority, RB, Series A-1, 5.00%, 10/01/30	1,000	1,056,636
Capital Trust Agency, Inc., RB(b)
Series A, 4.00%, 06/15/29	1,070	1,054,496
Series A-1, 3.38%, 07/01/31	1,520	1,455,621
City of Lakeland Florida, Refunding RB, 5.00%, 11/15/30	3,750	3,837,965
City Of South Miami Health Facilities Authority, Inc., Refunding RB
5.00%, 08/15/30	3,245	3,367,745
5.00%, 08/15/31	3,130	3,243,249
5.00%, 08/15/34	6,475	6,708,934
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/30	4,285	4,615,151
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 5.00%, 10/01/27	5,000	5,249,734
County of Miami-Dade Florida, Refunding RB
Series B, 4.00%, 04/01/30	12,305	12,401,612
Series B, 4.00%, 04/01/32	6,690	6,739,242
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB(c)
Series B, 0.00%, 06/01/30	2,000	1,740,577
Series B, 0.00%, 06/01/31	1,295	1,081,745
Series B, 0.00%, 06/01/32	2,495	1,993,736
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Double Branch Community Development District, Refunding SAB, Series A-1, Senior Lien, 4.13%, 05/01/31	$1,200	$ 1,200,691
East Nassau Stewardship District, SAB, Series 2024, 5.25%, 05/01/29	3,365	3,366,581
Florida Development Finance Corp., RB
AMT, 5.00%, 05/01/29(b)	1,500	1,511,395
AMT, 3.00%, 06/01/32	2,665	2,348,096
Florida Development Finance Corp., Refunding RB
4.00%, 06/01/26(b)	110	109,342
4.00%, 09/15/30(b)	470	458,737
AMT, 5.00%, 07/01/34	2,500	2,025,000
AMT, 5.00%, 07/01/44	4,685	4,452,085
Hillsborough County Aviation Authority, ARB
AMT, 5.00%, 10/01/30	2,325	2,527,839
Class B, AMT, 5.00%, 10/01/30	9,145	9,942,833
Lakewood Ranch Stewardship District, Refunding SAB, 3.20%, 05/01/30(b)	540	524,204
Lakewood Ranch Stewardship District, SAB, 5.40%, 05/01/28	780	793,306
Lakewood Ranch Stewardship District, SAB, S/F Housing, 3.40%, 05/01/30	375	365,264
Lee County Industrial Development Authority, RB, Series B-3, 4.13%, 11/15/29	3,415	3,439,537
LT Ranch Community Development District, SAB, 3.40%, 05/01/30	985	956,158
Miami Beach Health Facilities Authority, Refunding RB, 5.00%, 11/15/30	1,000	1,000,807
Orange County Convention Center/Orlando, Refunding RB, 5.00%, 10/01/30	11,470	12,752,977
Palm Beach County Health Facilities Authority, Refunding RB, 5.00%, 11/15/32	18,130	18,358,416
Sarasota National Community Development District, Refunding SAB, 3.50%, 05/01/31	1,000	955,016
School Board of Miami-Dade County, Refunding COP, Series A, 5.00%, 05/01/32	9,000	9,110,060
St. Johns County Industrial Development Authority, Refunding RB
4.00%, 12/15/25	180	179,763
4.00%, 12/15/28	200	195,312
4.00%, 12/15/29	215	208,062
4.00%, 12/15/30	195	186,762
4.00%, 12/15/31	205	194,434
Tolomato Community Development District, Refunding SAB, Sub-Series A-2, 3.85%, 05/01/29	410	404,524
Village Community Development District No. 15, SAB, 4.25%, 05/01/28(b)	560	567,914
Village Community Development District No. 5, Refunding SAB
3.50%, 05/01/28	2,705	2,706,255
4.00%, 05/01/33	830	829,911
4.00%, 05/01/34	1,860	1,859,592
		138,077,316
Georgia — 8.1%
City of Atlanta Georgia Department of Aviation, Refunding ARB, Series B, AMT, 5.00%, 07/01/29	4,150	4,469,877
DeKalb County Housing Authority, RB, M/F Housing, Series A, 4.00%, 12/01/33	6,870	6,894,150
Security	Par (000)	Value
Georgia (continued)
DeKalb County Housing Authority, Refunding RB, 4.13%, 12/01/34	$1,460	$ 1,462,721
Georgia Ports Authority, ARB, 5.00%, 07/01/30	1,175	1,308,587
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/29	1,250	1,310,391
Series A, 5.00%, 05/15/30	8,000	8,332,078
Series A, 4.00%, 09/01/52(a)	15,000	15,018,990
Series A, 5.00%, 06/01/53(a)	11,185	11,765,419
Series B, 5.00%, 12/01/52(a)	20,190	21,044,335
Series B, 5.00%, 07/01/53(a)	8,910	9,414,616
Series C, 4.00%, 05/01/52(a)	5,360	5,411,604
Series C, 5.00%, 09/01/53(a)	6,290	6,645,843
Main Street Natural Gas, Inc., Refunding RB, Series E-1, 5.00%, 12/01/53(a)	9,865	10,430,723
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 01/01/34	8,000	8,349,271
Municipal Electric Authority of Georgia, Refunding RB
5.00%, 01/01/29	2,000	2,149,029
5.00%, 01/01/30	1,905	2,080,056
Series A-R, Subordinate, 5.00%, 01/01/29	1,200	1,289,418
Series A-R, Subordinate, 5.00%, 01/01/30	1,250	1,364,866
Private Colleges & Universities Authority, Refunding RB, Series A, 5.00%, 09/01/29	6,700	7,310,684
		126,052,658
Guam — 0.2%
Territory of Guam, Refunding RB
Series F, 5.00%, 01/01/30	1,160	1,239,718
Series F, 5.00%, 01/01/31	1,250	1,343,472
		2,583,190
Idaho — 0.0%
Idaho Housing & Finance Association, RB, Series A, 4.63%, 07/01/29(b)	115	115,435
Illinois — 7.4%
Chicago Housing Authority, RB, M/F Housing
Series A, (HUD SEC 8), 5.00%, 01/01/33	3,000	3,114,999
Series A, (HUD SEC 8), 5.00%, 01/01/35	1,500	1,553,133
Chicago O’Hare International Airport, Refunding RB, Series B, Senior Lien, 5.00%, 01/01/33	6,000	6,148,367
City of Chicago Illinois, Refunding GO, Series B, 4.00%, 01/01/30	1,053	1,066,576
Illinois Finance Authority, Refunding RB
Series A, 4.00%, 11/01/24	425	193,375
Series A, 5.00%, 11/01/26(d)(e)	460	209,300
Series A, 5.00%, 11/01/28(d)(e)	1,745	793,975
Series A, 5.00%, 11/01/29(d)(e)	1,840	837,200
Series A, 5.00%, 11/01/30(d)(e)	1,935	880,425
Series A, 5.00%, 11/15/31	8,415	8,421,308
Series A, 4.00%, 10/01/32	1,000	1,003,636
Series A, 5.00%, 11/15/32	2,075	2,076,280
Series A, 4.00%, 02/01/33	12,850	12,855,311
Series A, 5.00%, 11/15/33	2,125	2,125,243
Series B, 5.00%, 08/15/30	3,205	3,279,960
Series B, 2.99%, 05/01/42(a)	1,750	1,739,419
Series C, 5.00%, 02/15/30	12,000	12,332,881
Illinois Municipal Electric Agency, Refunding RB
Series A, 5.00%, 02/01/31	3,000	3,003,179
Series A, 5.00%, 02/01/32	1,500	1,500,516
Illinois Sports Facilities Authority, RB, (AMBAC), 0.00%, 06/15/26(c)	2,345	2,276,747

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Illinois (continued)
Illinois State Toll Highway Authority, Refunding RB, Series A, 4.00%, 12/01/31	$20,000	$ 20,015,826
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, Refunding GO, Series A, 5.00%, 01/01/30	6,350	6,529,337
Metropolitan Pier & Exposition Authority, Refunding RB
5.00%, 12/15/28	1,200	1,254,249
5.00%, 12/15/30	1,385	1,445,929
Sales Tax Securitization Corp., Refunding RB, Series A, 2nd Lien, 5.00%, 01/01/30	10,000	10,854,388
State of Illinois, GO
Series A, 5.00%, 12/01/28	7,450	7,776,654
Series A, 5.00%, 03/01/32	1,500	1,621,265
Upper Illinois River Valley Development Authority, Refunding RB, 4.00%, 01/01/31(b)	255	251,029
		115,160,507
Indiana — 1.2%
Indiana Finance Authority, Refunding RB
Series A, 4.13%, 12/01/26	3,665	3,670,839
Series A, 5.00%, 09/15/29	1,165	1,205,202
Series A, 5.00%, 09/15/30	1,220	1,264,156
Series B, 2.59%, 03/01/39(a)	920	914,540
Series C, 5.00%, 10/01/64(a)	8,335	9,025,626
Northern Indiana Commuter Transportation District, RB
5.00%, 07/01/32	1,000	1,017,316
5.00%, 07/01/33	1,400	1,423,074
		18,520,753
Iowa — 1.6%
PEFA, Inc., RB, 5.00%, 09/01/49(a)	23,930	24,223,347
Kansas — 0.1%
City of Manhattan Kansas, Refunding RB, Series A, 4.00%, 06/01/26	315	313,830
City of Shawnee Kansas, RB, 4.00%, 08/01/31(b)	400	382,410
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/33	1,370	1,371,737
		2,067,977
Kentucky — 1.0%
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	6,545	6,561,364
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 0.00%, 07/01/30(c)	1,230	974,850
Louisville/Jefferson County Metropolitan Government, Refunding RB, Series A, 5.00%, 10/01/32	7,300	7,438,344
		14,974,558
Louisiana — 0.5%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 08/15/30	4,700	4,872,178
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, Series A, 2.00%, 06/01/30	1,250	1,166,473
Louisiana Public Facilities Authority, RB(b)
Series A, 5.00%, 06/01/29	465	471,935
Security	Par (000)	Value
Louisiana (continued)
Louisiana Public Facilities Authority, RB(b) (continued)
Series A, 5.00%, 04/01/30	$375	$ 374,052
Series A, 5.00%, 06/01/31	500	496,862
		7,381,500
Maine — 0.1%
City of Portland Maine General Airport Revenue, Refunding RB, Sustainability Bonds, 4.00%, 01/01/35	1,000	996,933
Maryland — 1.9%
City of Baltimore Maryland, Refunding RB, Convertible, 5.00%, 09/01/31	1,250	1,255,588
County of Prince George’s Maryland, TA, 5.00%, 07/01/30(b)	585	592,651
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/33	1,765	1,816,785
Maryland Health & Higher Educational Facilities Authority, Refunding RB
5.00%, 07/01/30	3,525	3,845,090
5.00%, 07/01/32	500	516,311
5.00%, 07/01/33	1,385	1,421,437
5.00%, 07/01/34	775	797,849
Series A, 5.00%, 01/01/31	2,865	2,900,605
Series A, 5.00%, 01/01/32	3,010	3,044,957
Series A, 5.00%, 01/01/33	3,165	3,199,173
State of Maryland Department of Transportation, ARB, 5.00%, 09/01/29	5,470	5,727,133
State of Maryland, GO, Series 1, 3.00%, 03/15/34	5,000	4,652,134
		29,769,713
Massachusetts — 1.2%
Commonwealth of Massachusetts, GOL, Series I, 5.00%, 12/01/33	5,000	5,125,272
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB, Series B, 5.25%, 07/01/30	1,900	2,077,806
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB, CAB, Series A, 0.00%, 07/01/32(c)	4,000	3,115,709
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/33	1,070	1,087,966
Massachusetts Development Finance Agency, Refunding RB
Series A, 5.00%, 01/01/32	2,020	2,085,414
Series A, 5.00%, 01/01/33	1,500	1,544,365
Series A, 5.00%, 01/01/34	2,085	2,136,566
Series A, 5.00%, 01/01/35	2,000	2,031,921
		19,205,019
Michigan — 2.2%
City of Detroit Michigan, GO
5.00%, 04/01/26	735	743,804
5.00%, 04/01/27	580	597,037
5.00%, 04/01/28	665	695,348
5.00%, 04/01/29	665	691,466
5.00%, 04/01/30	510	529,671
5.00%, 04/01/31	735	762,113
5.00%, 04/01/32	625	646,710
5.00%, 04/01/33	830	856,262
Michigan Finance Authority, Refunding RB, 3.04%, 04/15/47(a)	16,595	16,505,492
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Michigan (continued)
Michigan Strategic Fund, RB
AMT, 5.00%, 06/30/30	$1,325	$ 1,370,183
AMT, 5.00%, 12/31/32	2,000	2,055,914
AMT, Sustainability Bonds, 4.00%, 10/01/61(a)	3,690	3,650,438
Saginaw Valley State University, Refunding RB
Series A, 5.00%, 07/01/31	2,070	2,101,074
Series A, 5.00%, 07/01/32	1,430	1,450,267
State of Michigan Trunk Line Revenue, RB, 5.00%, 11/15/30	800	894,490
		33,550,269
Minnesota — 0.5%
City of Spring Lake Park Minnesota, RB, 4.00%, 06/15/29	820	816,424
Minnesota Housing Finance Agency, RB, S/F Housing
Series L, AMT, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.90%, 01/01/30	455	467,393
Series L, AMT, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.95%, 07/01/30	480	494,542
Sartell-St Stephen Independent School District No. 748, GO, CAB(c)
Series B, 0.00%, 02/01/30	3,915	3,312,525
Series B, 0.00%, 02/01/31	2,190	1,767,113
Series B, 0.00%, 02/01/32	1,450	1,109,521
		7,967,518
Mississippi — 1.3%
Mississippi Development Bank, Refunding RB
Series A, 5.00%, 03/01/30	2,280	2,305,728
Series A, 5.00%, 03/01/31	1,595	1,612,644
Series A, 5.00%, 03/01/32	2,000	2,021,557
Series A, 5.00%, 03/01/33	1,275	1,288,460
State of Mississippi Gaming Tax Revenue, RB, Series E, 5.00%, 10/15/33	12,225	12,257,799
		19,486,188
Missouri — 0.8%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.00%, 11/15/30	5,000	5,071,432
4.00%, 05/15/32	1,680	1,696,156
4.00%, 05/15/33	2,000	2,014,645
Series A, 5.00%, 02/01/30	485	514,683
Series A, 4.00%, 11/15/33	2,010	2,009,333
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 3.88%, 11/15/29	670	640,315
St. Louis Land Clearance for Redevelopment Authority, Refunding RB, 3.88%, 10/01/35	345	330,722
		12,277,286
Montana — 0.6%
City of Forsyth Montana, Refunding RB, Series A, 3.90%, 03/01/31(a)	10,050	10,047,125
Nebraska — 0.0%
Elkhorn School District, GO, 4.00%, 12/15/33	375	381,351
Nevada — 0.4%
County of Clark Nevada, Refunding GOL, Series B, 4.00%, 11/01/34	5,000	5,019,159
Security	Par (000)	Value
Nevada (continued)
State of Nevada Department of Business & Industry, RB
Series A, 5.00%, 07/15/27	$150	$ 150,093
Series A, 4.50%, 12/15/29(b)	365	365,519
		5,534,771
New Hampshire — 1.5%
National Finance Authority Affordable Housing Certificates, RB, M/F Housing, Series 2024-1, Class A, 4.15%, 10/20/40	19,150	18,007,579
New Hampshire Business Finance Authority, RB, Series A, 5.00%, 06/01/30	400	430,549
New Hampshire Business Finance Authority, Refunding RB
4.00%, 01/01/28	285	287,619
4.00%, 01/01/29	300	303,053
4.00%, 01/01/30	280	281,378
Class A, AMT, 4.00%, 10/01/33(a)	3,895	3,915,946
		23,226,124
New Jersey — 13.0%
New Jersey Economic Development Authority, ARB
5.25%, 09/15/29	5,575	5,572,325
Series A, AMT, 5.63%, 11/15/30	1,740	1,740,083
Series B, AMT, 5.63%, 11/15/30	1,315	1,315,467
New Jersey Economic Development Authority, RB
Series A, 4.00%, 07/01/29	235	234,626
Series A, 5.00%, 06/15/32	4,500	4,702,093
Series C, 5.00%, 06/15/32	3,600	3,761,674
AMT, 5.00%, 01/01/28	4,705	4,713,854
Series QQQ, Sustainability Bonds, 5.00%, 06/15/30	600	660,704
New Jersey Economic Development Authority, Refunding RB
5.00%, 06/01/28	1,000	1,033,502
5.00%, 01/01/29	1,595	1,652,377
5.00%, 06/01/30	1,500	1,550,079
5.00%, 06/01/31	1,750	1,808,304
4.00%, 06/01/32	2,125	2,121,718
Series MMM, 4.00%, 06/15/35	5,000	4,952,795
Sub-Series A, 4.00%, 07/01/32	9,855	9,611,693
Series A, AMT, 2.20%, 10/01/39(a)	4,000	3,656,692
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	5,000	5,222,956
New Jersey Educational Facilities Authority, Refunding RB, Series C, 5.00%, 07/01/32	1,500	1,556,787
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 07/01/29	2,900	2,953,225
5.00%, 07/01/30	2,400	2,441,173
Series A, 5.00%, 07/01/30	11,245	11,443,582
New Jersey Higher Education Student Assistance Authority, RB
Series 1A, AMT, 5.00%, 12/01/26	2,250	2,264,242
Series A, AMT, 4.00%, 12/01/32	360	362,844
Series A, AMT, 4.00%, 12/01/33	295	296,263
Series A, AMT, 4.00%, 12/01/34	145	144,343
Series A, AMT, 4.00%, 12/01/35	145	142,192
Series B, AMT, 5.00%, 12/01/30	10,000	10,575,133
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series A, AMT, 5.00%, 12/01/30	1,875	1,982,004

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New Jersey (continued)
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing
Series M, 3.55%, 04/01/30	$250	$ 251,388
Series M, 3.60%, 10/01/30	425	428,537
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	10,165	10,086,803
New Jersey Transportation Trust Fund Authority, RB
Series A, 5.00%, 06/15/30	2,550	2,592,737
Series BB, 5.00%, 12/15/28(f)	230	249,062
Series BB, 5.00%, 06/15/30	1,270	1,356,751
Series C, (NPFGC), 0.00%, 12/15/30(c)	35,000	29,582,218
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 06/15/30	11,600	11,796,841
Newark Housing Authority, Refunding RB, (NPFGC), 5.25%, 01/01/27	5,000	5,160,876
State of New Jersey, GO, Series A, 4.00%, 06/01/30	24,000	25,392,568
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/30	16,740	17,404,748
Series A, 5.00%, 06/01/32	8,270	8,570,029
		201,345,288
New Mexico — 0.1%
City of Santa Fe New Mexico, Refunding RB, 5.00%, 05/15/32	1,000	999,746
New Mexico Educational Assistance Foundation, RB
Series A-1, AMT, (GTD STD LNS), 3.75%, 09/01/31	100	99,998
Series A-1, AMT, (GTD STD LNS), 3.88%, 04/01/34	20	19,633
Series A-2, AMT, (GTD STD LNS), 3.80%, 11/01/32	100	99,130
Series A-2, AMT, (GTD STD LNS), 3.80%, 09/01/33	100	98,106
		1,316,613
New York — 8.8%
City of New York, GO, Series B-1, 5.00%, 12/01/33	4,000	4,094,254
Genesee County Funding Corp., Refunding RB, Series A, 5.00%, 12/01/30	500	538,643
Metropolitan Transportation Authority Dedicated Tax Fund, Refunding RB, CAB, Series A, 0.00%, 11/15/30(c)	13,000	10,755,401
Metropolitan Transportation Authority, Refunding RB
2nd Sub Series, 3.72%, 11/01/32(a)	2,875	2,878,376
Sub-Series C-1, Sustainability Bonds, 5.00%, 11/15/34	10,000	10,447,343
New York City Housing Development Corp., RB, M/F Housing, Series C-2, Sustainability Bonds, 3.75%, 05/01/65(a)	12,075	12,241,731
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 5.00%, 08/01/30	4,980	5,191,813
New York City Transitional Finance Authority, RB, Series H-1, 5.00%, 11/01/30	1,400	1,558,740
New York State Energy Research & Development Authority, Refunding RB, Series D, 3.50%, 10/01/29	5,000	4,911,768
New York State Environmental Facilities Corp., RB(a)(b)
3.13%, 12/01/44	3,000	2,965,109
AMT, 5.13%, 09/01/50	2,250	2,294,391
New York State Housing Finance Agency, RB, M/F Housing, Series A-2, Sustainability Bonds, 3.45%, 06/15/54(a)	5,580	5,709,939
New York Transportation Development Corp., ARB
AMT, 5.00%, 01/01/30	2,590	2,638,876
AMT, 5.00%, 01/01/31	7,595	7,750,015
Series A, AMT, 4.00%, 07/01/32	5,500	5,498,168
Security	Par (000)	Value
New York (continued)
New York Transportation Development Corp., ARB (continued)
Series A, AMT, 4.00%, 07/01/33	$6,000	$ 5,963,883
New York Transportation Development Corp., RB
AMT, 4.00%, 10/01/30	13,140	13,058,973
AMT, 4.00%, 10/31/34	350	336,733
New York Transportation Development Corp., Refunding ARB, AMT, 3.00%, 08/01/31	2,775	2,555,854
New York Transportation Development Corp., Refunding RB, AMT, 5.00%, 08/01/31	5,000	4,988,303
Port Authority of New York & New Jersey, Refunding ARB
Series 223, AMT, 5.00%, 07/15/28	925	976,054
Series 223, AMT, 5.00%, 07/15/30	3,730	4,067,526
Series 246, AMT, 5.00%, 09/01/30	10,000	10,792,642
Port Authority of New York & New Jersey, Refunding RB, Series 227, 3.00%, 10/01/30	13,990	13,617,274
		135,831,809
North Carolina — 2.3%
City of Raleigh North Carolina Combined Enterprise System Revenue, Refunding RB, Series A, 4.00%, 12/01/35	7,315	7,320,849
North Carolina Medical Care Commission, RB
4.00%, 09/01/33	180	177,058
4.00%, 09/01/34	185	180,409
Series B, 5.00%, 06/01/55(a)	23,900	25,723,354
North Carolina Medical Care Commission, Refunding RB, 5.00%, 10/01/30	1,500	1,500,989
North Carolina Turnpike Authority, Refunding RB, CAB, Series C, (SAP), 0.00%, 07/01/30(c)	550	442,750
		35,345,409
Ohio — 1.2%
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/31	460	449,297
Ohio Air Quality Development Authority, Refunding RB
3.25%, 09/01/29	4,450	4,369,594
4.00%, 09/01/30(a)	1,650	1,673,983
Series A, AMT, 4.25%, 11/01/39(a)	1,525	1,547,647
Ohio State University, RB, Class A, Sustainability Bonds, 5.00%, 12/01/30	3,320	3,720,400
State of Ohio, RB
AMT, 5.00%, 12/31/29	1,625	1,627,157
AMT, 5.00%, 12/31/30	4,585	4,591,050
		17,979,128
Oklahoma — 0.2%
Oklahoma Capitol Improvement Authority, RB, Series B, 5.00%, 07/01/30	2,150	2,380,688
Oregon — 2.1%
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 07/01/35	7,390	7,486,015
Port of Morrow Oregon, GOL, Series A, 5.15%, 10/01/26(b)	17,000	17,025,681
Port of Morrow Oregon, Refunding GOL
Series A, 4.00%, 06/01/30	1,205	1,217,278
Series D, 4.00%, 12/01/30	880	888,460
State of Oregon Housing & Community Services Department, RB, M/F Housing, Class R, 4.00%, 01/10/48(a)	6,000	6,126,206
		32,743,640
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Pennsylvania — 17.5%
Allegheny County Higher Education Building Authority, Refunding RB, 3.34%, 02/01/33(a)	$5,485	$ 5,443,486
Allegheny County Hospital Development Authority, RB, Series D2, 2.99%, 11/15/47(a)	5,205	5,132,569
Allegheny County Hospital Development Authority, Refunding RB
Series A, 5.00%, 04/01/31	3,075	3,207,896
Series A, 5.00%, 04/01/34	3,345	3,458,051
Series A, 5.00%, 04/01/35	1,000	1,023,480
Allentown City School District, Refunding GOL, Series B, (BAM SAW), 5.00%, 02/01/31	4,000	4,312,666
Allentown Neighborhood Improvement Zone Development Authority, RB(b)
5.00%, 05/01/28	520	521,081
5.00%, 05/01/32	9,310	9,335,722
5.00%, 05/01/33	1,900	1,905,784
Chester County Health and Education Facilities Authority, Refunding RB, Series A, 5.00%, 12/01/30	2,180	2,055,364
Chester County Industrial Development Authority, SAB, 4.38%, 03/01/28(b)	96	95,803
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB
Series A, 5.00%, 07/01/30	5,000	5,513,631
Series C, AMT, 5.00%, 07/01/27	705	730,562
City of Philadelphia Pennsylvania, Refunding GO, 4.00%, 08/01/32	6,000	6,059,381
Clarion County Industrial Development Authority, Refunding RB, AMT, 2.45%, 12/01/39(a)	4,200	3,899,944
Commonwealth Financing Authority, RB
5.00%, 06/01/32	8,055	8,375,157
5.00%, 06/01/33	3,560	3,687,188
Commonwealth of Pennsylvania, GO, 1st Series, 5.00%, 08/15/30	7,500	8,324,427
Commonwealth of Pennsylvania, Refunding GO, 1st Series, 4.00%, 01/01/29	1,525	1,551,012
Cumberland County Municipal Authority, Refunding RB
5.00%, 01/01/29	385	385,312
5.00%, 01/01/30	875	875,703
5.00%, 01/01/32	1,510	1,519,140
Dauphin County General Authority, Refunding RB, Series A, 4.00%, 06/01/31	2,275	2,289,276
East Hempfield Township Industrial Development Authority, Refunding RB
5.00%, 12/01/28	370	372,015
5.00%, 12/01/30	135	135,604
Geisinger Authority, Refunding RB
5.00%, 04/01/43(a)	2,000	2,149,243
Series A-2, 5.00%, 02/15/32	4,000	4,109,800
Series A-2, 5.00%, 02/15/34	1,750	1,793,546
Lancaster County Hospital Authority, Refunding RB, 3.00%, 08/15/30	2,535	2,525,531
Lancaster Municipal Authority, Refunding RB
Series A, 5.00%, 05/01/29	190	200,466
Series A, 5.00%, 05/01/30	195	208,096
Latrobe Industrial Development Authority, Refunding RB, 5.00%, 03/01/30	150	158,727
Lehigh County Industrial Development Authority, Refunding RB, Series A, 3.00%, 09/01/29	13,500	13,596,675
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/35	1,735	1,679,518
4.00%, 09/01/36	1,500	1,426,461
Series A, 5.00%, 09/01/31	1,750	1,836,735
Security	Par (000)	Value
Pennsylvania (continued)
Montgomery County Higher Education and Health Authority, Refunding RB (continued)
Series A, 5.00%, 09/01/32	$1,315	$ 1,380,357
Montgomery County Industrial Development Authority, Refunding RB
5.00%, 01/01/30	2,000	1,999,001
Series A, 4.10%, 04/01/53(a)	5,000	5,089,747
Northampton County General Purpose Authority, Refunding RB, 5.00%, 11/01/34	5,400	5,599,417
Pennsylvania Economic Development Financing Authority, RB
5.00%, 12/31/29	5,000	5,048,019
5.00%, 12/31/30	13,100	13,286,250
5.00%, 12/31/34	16,500	16,551,007
Series A-1, 5.00%, 04/15/30	2,500	2,710,542
Series A-1, 5.00%, 05/15/31	5,715	6,217,719
AMT, 5.00%, 12/31/29	3,750	3,975,280
AMT, 5.00%, 06/30/30	3,500	3,708,906
Class A, AMT, 4.00%, 06/01/41(a)	3,795	3,810,030
Pennsylvania Economic Development Financing Authority, Refunding RB
5.00%, 03/15/31	4,500	4,578,351
5.00%, 03/15/60(a)	3,500	3,675,933
Pennsylvania Higher Education Assistance Agency, RB, Series 1A, 5.00%, 06/01/30	3,500	3,685,218
Pennsylvania Higher Educational Facilities Authority, RB, Series AT-1, 5.00%, 06/15/30	6,625	6,745,635
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.00%, 05/01/31	275	277,064
5.00%, 05/01/33	3,320	3,344,809
5.00%, 05/01/35	1,000	1,006,032
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 149A, 5.25%, 04/01/30	200	218,553
Series 149A, 5.25%, 10/01/30	500	547,993
Series 137, Sustainability Bonds, 1.90%, 04/01/30	1,625	1,503,880
Series 137, Sustainability Bonds, 1.95%, 10/01/30	875	801,834
Pennsylvania Housing Finance Agency, Refunding RB, Series 125A, AMT, 3.40%, 10/01/32	8,890	8,529,068
Pennsylvania Turnpike Commission, RB
Series B, 5.00%, 12/01/29	800	882,445
Series B, 5.00%, 12/01/30	620	692,969
Sub-Series B-1, 5.00%, 06/01/31	3,000	3,110,343
Sub-Series B-1, 5.00%, 06/01/32	4,075	4,218,776
Pennsylvania Turnpike Commission, Refunding RB
2nd Sub Series, 5.00%, 12/01/32	1,000	1,044,966
2nd Sub Series, 5.00%, 12/01/33	1,815	1,892,617
2nd Sub Series, 5.00%, 12/01/34	1,500	1,560,127
2nd Sub Series, 5.00%, 12/01/35	2,005	2,073,169
Philadelphia Authority for Industrial Development, RB, 4.00%, 06/15/29	200	198,966
Philadelphia Gas Works Co., RB, Series A, 5.00%, 08/01/30	800	875,362
Philadelphia Gas Works Co., Refunding RB, Series 14-T, 5.00%, 10/01/30	425	434,070
School District of Philadelphia, GOL
Series A, (SAW), 5.00%, 09/01/25	1,300	1,302,252
Series A, (SAW), 5.00%, 09/01/26	3,250	3,329,092
Series A, (SAW), 5.00%, 09/01/27	2,675	2,797,762
Series A, (SAW), 5.00%, 09/01/28	1,630	1,738,147
Southeastern Pennsylvania Transportation Authority, RB, 5.00%, 06/01/30	5,000	5,467,323

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Pennsylvania (continued)
Wayne County Hospital & Health Facilities Authority, RB
Series A, (GTD), 5.00%, 07/01/31	$105	$ 108,339
Series A, (GTD), 4.00%, 07/01/33	440	437,000
West Cornwall Township Municipal Authority, Refunding RB
Series A, 4.00%, 11/15/27	130	132,068
Series A, 4.00%, 11/15/28	105	107,299
Series A, 4.00%, 11/15/29	140	141,243
Series A, 4.00%, 11/15/30	190	190,597
Series A, 4.00%, 11/15/31	200	198,905
Westmoreland County Municipal Authority, Refunding RB
(BAM), 5.00%, 08/15/31	5,000	5,204,669
(BAM), 5.00%, 08/15/32	17,945	18,650,056
		270,974,259
Puerto Rico — 3.2%
Commonwealth of Puerto Rico, GO, Series A-1, Restructured, 5.63%, 07/01/29	1,533	1,633,510
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/29	14,055	12,235,671
Series A-1, Restructured, 0.00%, 07/01/31	33,523	26,725,774
Series B-1, Restructured, 0.00%, 07/01/31	5,755	4,571,729
Series B-1, Restructured, 0.00%, 07/01/33	6,477	4,651,344
		49,818,028
Rhode Island — 1.0%
Rhode Island Student Loan Authority, RB
Series A, AMT, 5.00%, 12/01/29	1,950	2,054,940
Series A, AMT, 5.00%, 12/01/30	1,300	1,371,063
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/28	2,750	2,751,846
Series A, 5.00%, 06/01/29	4,500	4,503,072
Series A, 5.00%, 06/01/30	4,215	4,217,928
		14,898,849
South Carolina — 1.2%
County of Charleston South Carolina, GO, Series A, (SAW), 4.00%, 11/01/30	4,885	5,008,252
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/35	10,000	10,187,908
South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/31	2,800	3,047,804
		18,243,964
Tennessee — 1.6%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/36	2,000	1,903,471
Metropolitan Government Nashville & Davidson County Health & Educational Fcilities Board, RB
Class A, 5.00%, 07/01/29	10,000	10,747,623
Series A, 5.00%, 07/01/31	1,300	1,315,306
Tennergy Corp., RB, Series A, 4.00%, 12/01/51(a)	6,000	6,074,538
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	5,000	5,269,823
		25,310,761
Texas — 11.5%
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/30	2,000	2,160,154
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, Series C, 5.00%, 11/15/30	900	1,000,735
Security	Par (000)	Value
Texas (continued)
City of Houston Texas Airport System Revenue, ARB
Series B-1, AMT, 5.00%, 07/15/30	$1,900	$ 1,899,500
Series C, AMT, 5.00%, 07/15/28	3,000	3,039,277
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/33	7,000	7,384,828
AMT, 5.00%, 07/01/29	11,490	11,486,713
Series C, AMT, 5.00%, 07/15/27	5,150	5,205,351
Sub-Series A, AMT, 5.00%, 07/01/30	1,200	1,294,281
City of Houston Texas Combined Utility System Revenue, Refunding RB, Series B, 1st Lien, Subordinate, 5.00%, 11/15/34	7,315	7,458,233
Clifton Higher Education Finance Corp., Refunding RB, Series A, 3.95%, 12/01/32	1,495	1,484,119
County of Nueces Texas, Refunding GOL, 4.00%, 02/15/33	1,165	1,186,827
Dallas Fort Worth International Airport, Refunding RB, 5.00%, 11/01/32	2,500	2,729,678
DeSoto Independent School District, Refunding GO, (PSF), 5.00%, 08/15/30	3,980	4,294,980
Harris County Cultural Education Facilities Finance Corp., RB
5.00%, 07/01/38	2,275	2,291,371
Series B, 5.75%, 01/01/28	460	460,197
Series B, 6.38%, 01/01/33	40	40,025
Harris County Cultural Education Facilities Finance Corp., Refunding RB
Series A, 5.00%, 06/01/28	735	733,907
Series A, 5.00%, 01/01/33	600	599,769
Series A, 5.00%, 06/01/33	3,000	2,887,550
Love Field Airport Modernization Corp., ARB, AMT, 5.00%, 11/01/26	430	440,686
Lower Colorado River Authority, Refunding RB, Series A, 5.00%, 05/15/30	3,415	3,757,930
Matagorda County Navigation District No. 1, Refunding RB
Series A, (AMBAC), 4.40%, 05/01/30	12,885	13,408,273
Series B, (AMBAC), 4.55%, 05/01/30	12,055	12,408,696
Series B-2, 4.00%, 06/01/30	12,995	12,994,542
AMT, 4.25%, 05/01/30	6,855	6,970,624
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(c)(f)	20,370	15,568,061
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 4.00%, 08/15/29(b)	225	224,492
Port Authority of Houston of Harris County Texas, ARB, 1st Lien, 5.00%, 10/01/30	2,000	2,215,063
Socorro Independent School District, Refunding GO
Series B, (PSF), 4.00%, 08/15/27(f)	725	746,004
Series B, (PSF), 4.00%, 08/15/34	2,275	2,277,650
Spring Branch Independent School District, GO, (PSF), 3.00%, 02/01/33	5,000	4,681,836
Tarrant County Cultural Education Facilities Finance Corp., RB
Class F, 5.00%, 11/15/52(a)	3,585	3,880,562
Series B, 5.00%, 07/01/35	9,435	9,799,095
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB
5.00%, 12/15/30	16,435	17,470,886
5.00%, 12/15/32	5,000	5,328,183
Texas Municipal Gas Acquisition & Supply Corp. V, RB, 5.00%, 01/01/55(a)	8,100	8,518,395
		178,328,473
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Utah — 0.6%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/30	$6,475	$ 7,021,538
Downtown Revitalization Public Infrastructure District, RB
Series A, 5.00%, 06/01/30	700	768,388
Series B, 5.00%, 06/01/30	760	827,608
		8,617,534
Vermont — 0.3%
Vermont Economic Development Authority, RB, 5.00%, 06/01/52(a)(b)	4,000	4,033,259
Virginia — 0.9%
Hanover County Economic Development Authority, Refunding RB, 4.00%, 07/01/30(b)	1,000	971,350
Roanoke Economic Development Authority, Refunding RB, 5.00%, 07/01/53(a)	7,960	8,618,121
Virginia Commonwealth Transportation Board, RB, 5.00%, 09/15/30	5,000	5,114,662
		14,704,133
Washington — 2.5%
County of King Washington Sewer Revenue, Refunding RB, Series A, Junior Lien, 2.52%, 01/01/40(a)	4,050	4,024,056
Port of Seattle Washington, ARB
Series C, AMT, Intermediate Lien, 5.00%, 05/01/33	6,695	6,852,319
Series C, AMT, Intermediate Lien, 5.00%, 05/01/34	6,000	6,086,783
Port of Seattle Washington, Refunding ARB
Series C, AMT, 5.00%, 08/01/29	1,000	1,067,406
Series C, AMT, 5.00%, 08/01/30	1,000	1,076,249
Series B, AMT, Intermediate Lien, 5.00%, 07/01/30	3,000	3,226,353
Washington Health Care Facilities Authority, Refunding RB, Series B, 5.00%, 08/15/35	9,485	9,619,661
Washington State Convention Center Public Facilities District, RB, Sustainability Bonds, 4.00%, 07/01/31	4,240	4,269,943
Washington State Housing Finance Commission, Refunding RB
Series A, 5.00%, 07/01/26	285	289,750
Series A, 5.00%, 07/01/27	350	361,925
Series A, 5.00%, 07/01/28	550	577,776
Series A, 5.00%, 07/01/29	775	825,863
Series A, 5.00%, 07/01/30	815	873,084
		39,151,168
West Virginia — 0.2%
West Virginia Hospital Finance Authority, RB
Series A, 5.00%, 06/01/31	1,950	2,008,014
Series A, 5.00%, 06/01/33	1,100	1,129,439
		3,137,453
Wisconsin — 2.8%
Public Finance Authority, RB(b)
4.00%, 06/15/30	1,500	1,465,101
5.00%, 07/15/30	2,173	2,195,020
5.00%, 01/01/31	650	652,044
Security	Par (000)	Value
Wisconsin (continued)
Public Finance Authority, RB(b) (continued)
Series A, 4.00%, 07/15/29	$395	$ 394,357
Series A, 4.00%, 03/01/30	970	952,369
Series A, 3.75%, 06/01/30	335	317,301
Series A, 5.00%, 06/15/31	695	696,423
Public Finance Authority, Refunding RB
5.00%, 11/15/30	240	261,173
Class A, 3.00%, 12/01/26(b)	250	247,964
Class C, 4.00%, 10/01/30(a)(f)	2,770	2,939,222
Class C, 4.00%, 10/01/41(a)	4,230	4,331,032
AMT, 2.63%, 11/01/25	3,000	2,994,128
Class B, AMT, 4.00%, 10/01/46(a)	1,750	1,786,999
Series B, AMT, 5.25%, 07/01/28	755	755,025
Waunakee Community School District, RB, 3.63%, 04/01/30	11,820	11,953,502
Wisconsin Health & Educational Facilities Authority, RB, Series B-2, 4.20%, 08/15/28	1,350	1,350,233
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 04/01/35	2,500	2,636,488
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing, Series D, (FNMA), 3.00%, 09/01/32	7,265	6,934,681
		42,863,062
Total Municipal Bonds — 144.1% (Cost: $2,246,406,991)		2,231,944,168
Municipal Bonds Transferred to Tender Option Bond Trusts(g)
Colorado(h) — 0.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, 4.25%, 11/15/31	8,085	8,086,745
Series A, 4.25%, 11/15/32	2,230	2,230,613
		10,317,358
Florida(h) — 6.1%
County of Broward Florida Airport System Revenue, ARB
Series Q-1, 4.00%, 10/01/29	17,200	17,211,730
Series Q-1, 4.00%, 10/01/30	18,095	18,107,367
Series Q-1, 4.00%, 10/01/31	18,820	18,832,855
Series Q-1, 4.00%, 10/01/32	19,575	19,588,364
Series Q-1, 4.00%, 10/01/33	20,355	20,368,906
		94,109,222

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal 2030 Target Term Trust (BTT)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Georgia — 1.2%
Main Street Natural Gas, Inc., RB, Series C, 5.00%, 09/01/53(a)	$18,465	$ 19,509,617
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 8.0% (Cost: $123,661,619)		123,936,197
Total Long-Term Investments — 152.1% (Cost: $2,370,068,610)		2,355,880,365

	Shares
Short-Term Securities
	Money Market Funds — 1.3%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(i)(j)	19,709,861	19,711,831
	Total Short-Term Securities — 1.3% (Cost: $19,711,831)	19,711,831
	Total Investments — 153.4% (Cost: $2,389,780,441)	2,375,592,196
	Other Assets Less Liabilities — 0.4%	7,470,160
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (5.4)%	(84,068,187)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (48.4)%	(749,945,849)
	Net Assets Applicable to Common Shares — 100.0%	$ 1,549,048,320

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between October 1, 2029 to November 15, 2032, is
$71,728,412. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 35,247,372	$ —	$ (15,535,541)(a)	$ —	$ —	$ 19,711,831	19,709,861	$ 1,226,873	$ —

(a)	Represents net amount purchased (sold).
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 2,231,944,168	$ —	$ 2,231,944,168
Municipal Bonds Transferred to Tender Option Bond Trusts	—	123,936,197	—	123,936,197
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal 2030 Target Term Trust (BTT)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$ 19,711,831	$ —	$ —	$ 19,711,831
	$19,711,831	$2,355,880,365	$—	$2,375,592,196
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(83,414,981)	$—	$(83,414,981)
VRDP Shares at Liquidation Value	—	(750,000,000)	—	(750,000,000)
	$—	$(833,414,981)	$—	$(833,414,981)
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Schedule of Investments
July 31, 2025
BlackRock Municipal Income Quality Trust (BYM)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 8.5%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	$3,875	$ 4,111,826
Series A, 5.25%, 05/01/55	1,385	1,477,984
Series A, 5.25%, 05/01/56	1,400	1,424,941
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.25%, 10/01/49	1,100	1,104,274
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54(a)	6,980	7,621,288
Southeast Alabama Gas Supply District, Refunding RB, Series B, 5.00%, 06/01/49(a)	3,140	3,304,552
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 5.00%, 01/01/56	3,915	3,972,947
Series B, 5.00%, 01/01/54	755	795,839
Series B, 5.25%, 03/01/55	1,100	1,155,668
		24,969,319
Arizona — 2.3%
Arizona Industrial Development Authority, RB(b)
4.38%, 07/01/39	725	631,811
Series A, 5.00%, 07/01/49	690	601,348
Series A, 5.00%, 07/01/54	530	448,569
City of Phoenix Civic Improvement Corp., ARB, Junior Lien, 5.00%, 07/01/49	1,510	1,511,970
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	835	864,470
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/49(b)	685	597,499
Maricopa County & Phoenix Industrial Development Authorities, RB, S/F Housing, Series A, (GNMA), 6.50%, 03/01/55	1,585	1,775,449
Maricopa County Industrial Development Authority, Refunding RB, 5.00%, 07/01/54(b)	360	316,770
		6,747,886
California — 7.2%
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	475	450,432
California Infrastructure & Economic Development Bank, RB, Series A, 1st Lien, (AMBAC), 5.00%, 01/01/28(c)	10,100	10,765,090
CSCDA Community Improvement Authority, RB, M/F Housing, Sustainability Bonds, 5.00%, 09/01/37(b)	105	103,357
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, Election 2008, 0.00%, 08/01/43(d)	1,580	1,469,828
San Diego Unified School District, GO, Series C, Election 2008, 0.00%, 07/01/38(e)	2,000	1,194,978
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(e)	1,400	1,188,957
Yosemite Community College District, GO, Series D, Election 2004, 0.00%, 08/01/37(e)	10,000	6,126,211
		21,298,853
Colorado — 0.1%
Colorado Housing and Finance Authority, RB, M/F Housing, Series A, Class A, Sustainability Bonds, (FNMA), 4.48%, 03/01/44	315	299,301
Security	Par (000)	Value
Connecticut — 0.7%
Connecticut State Health & Educational Facilities Authority, RB, 4.25%, 07/15/53	$1,170	$ 992,581
Waterbury Housing Authority, RB, M/F Housing, Series A, (HUD SECT 8), 4.50%, 02/01/42	940	898,766
		1,891,347
Delaware — 0.8%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/40	770	747,354
Series A, 5.00%, 07/01/53	1,810	1,673,951
		2,421,305
District of Columbia — 3.7%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series A, Sustainability Bonds, (FNMA), 4.88%, 09/01/45	720	704,922
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	6,695	6,922,102
District of Columbia, Refunding GO, Series A, 5.25%, 01/01/48	1,985	2,036,086
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Sustainability Bonds, 5.00%, 07/15/45	1,210	1,218,531
		10,881,641
Florida — 8.2%
Capital Trust Agency, Inc., RB(b)
Series A, 5.00%, 06/01/45	615	513,452
Series A, 5.50%, 06/01/57	220	180,041
City of Miami Florida, RB, Series A, 5.00%, 03/01/48	1,800	1,812,115
County of Miami-Dade Florida Water & Sewer System Revenue, RB, Series A, 4.13%, 10/01/50	3,635	3,111,550
County of Pasco Florida, RB, 5.00%, 09/01/48	3,090	3,091,598
Escambia County Health Facilities Authority, Refunding RB
5.00%, 08/15/38	1,000	1,018,355
5.00%, 08/15/40	1,050	1,057,847
Florida Development Finance Corp., Refunding RB, 5.00%, 09/15/40(b)	340	311,879
Florida Housing Finance Corp., RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 4.55%, 01/01/49	1,745	1,634,650
Hillsborough County Industrial Development Authority, Refunding RB
Series C, 5.25%, 11/15/49	465	473,030
Series C, 4.13%, 11/15/51	2,925	2,518,360
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	260	266,498
Orange County Health Facilities Authority, RB, Series A, 5.00%, 10/01/53	4,000	3,879,782
Preserve at South Branch Community Development District, SAB, 4.00%, 11/01/50	500	398,459
Tampa-Hillsborough County Expressway Authority, RB, 5.00%, 07/01/47	1,895	1,839,308
Two Lakes Community Development District, SAB, 5.00%, 05/01/55	540	506,287
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	275	258,477
Volusia County Educational Facility Authority, RB, 5.25%, 06/01/49	810	792,627
Westside Community Development District, Refunding SAB(b)
4.10%, 05/01/37	260	235,232
4.13%, 05/01/38	260	232,720
		24,132,267
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Income Quality Trust (BYM)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Georgia — 1.6%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	$245	$ 165,375
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 06/01/53(a)	4,355	4,580,992
		4,746,367
Idaho — 0.6%
Idaho Health Facilities Authority, Refunding RB, Series A, 5.25%, 03/01/50	250	249,979
Idaho Housing & Finance Association, RB, (GTD), 5.50%, 05/01/57	1,510	1,511,231
		1,761,210
Illinois — 7.8%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	1,620	1,624,759
Series A, 5.00%, 12/01/40	1,540	1,461,238
City of Chicago Illinois Waterworks Revenue, RB, Series A, 2nd Lien, 5.50%, 11/01/62	3,220	3,308,132
Illinois Finance Authority, Refunding RB, 4.13%, 08/15/37	3,130	3,130,393
Illinois Housing Development Authority, Refunding RB, S/F Housing, Series H, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.65%, 10/01/43	1,905	1,811,105
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	7,020	6,975,955
Metropolitan Pier & Exposition Authority, RB, 5.00%, 06/15/57	670	638,451
State of Illinois, GO
5.50%, 05/01/39	1,840	1,920,996
Series B, 5.25%, 05/01/44	1,360	1,375,979
Series B, 5.25%, 05/01/48	815	807,443
		23,054,451
Indiana — 0.4%
Indiana Finance Authority, Refunding RB
Series C, 5.25%, 10/01/46	820	846,592
Series C, 5.25%, 10/01/47	285	293,250
		1,139,842
Iowa — 1.2%
Iowa Finance Authority, RB, S/F Housing
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.75%, 07/01/49	1,270	1,219,518
Series E, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.40%, 07/01/44	2,540	2,335,915
		3,555,433
Kentucky — 0.7%
Louisville and Jefferson County Metropolitan Sewer District, Refunding RB, Series C, 5.00%, 05/15/49	2,000	2,008,032
Louisiana — 1.3%
Louisiana Public Facilities Authority, RB, 5.25%, 10/01/53	2,330	2,248,550
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.25%, 07/01/53	1,640	1,653,901
		3,902,451
Security	Par (000)	Value
Maryland — 1.3%
Maryland Community Development Administration, RB, M/F Housing, Series D-1, Sustainability Bonds, (FNMA), 4.35%, 02/01/44	$1,380	$ 1,250,973
Maryland Stadium Authority, RB, 5.00%, 06/01/54	2,685	2,699,722
		3,950,695
Massachusetts — 1.3%
Massachusetts Development Finance Agency, RB
5.00%, 10/01/48	1,970	1,719,372
Series A, 5.00%, 01/01/47	2,370	2,205,748
		3,925,120
Michigan — 0.4%
State of Michigan Trunk Line Revenue, RB, 5.25%, 11/15/49	1,145	1,175,065
Mississippi — 0.2%
Mississippi Home Corp., RB, M/F Housing, Series 2025- 06FN, Class PT, 4.55%, 04/01/42	495	481,616
Missouri — 0.3%
Kansas City Industrial Development Authority, RB, M/F Housing, Sustainability Bonds, (FNMA), 4.39%, 09/01/42	894	817,032
Missouri Housing Development Commission, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.60%, 11/01/49	180	176,054
		993,086
Nebraska — 0.3%
Omaha Public Power District, RB, Series A, 5.25%, 02/01/48	950	976,804
Nevada — 0.6%
City of Las Vegas Nevada Special Improvement District No. 611, SAB, 4.13%, 06/01/50	1,080	857,771
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	400	402,786
5.00%, 07/01/45	530	525,908
		1,786,465
New Hampshire — 2.9%
National Finance Authority Affordable Housing Certificates, RB, M/F Housing, Series 2024-1, Class A, 4.15%, 10/20/40	200	187,872
New Hampshire Business Finance Authority, RB
Series 2025-1, Class A1, 4.09%, 01/20/41(a)	469	442,369
Series A, 5.50%, 06/01/55	3,130	3,168,618
New Hampshire Business Finance Authority, RB, M/F Housing
1st Series, Class B, 5.75%, 04/28/42	705	708,462
Series 2025, 5.15%, 09/28/37	1,120	1,094,960
Series 2, Sustainability Bonds, 4.25%, 07/20/41	1,763	1,673,353
Series 2, Class 3-A, Sustainability Bonds, 4.03%, 10/20/41(a)	1,337	1,220,775
		8,496,409
New Jersey — 7.0%
Camden County Improvement Authority, RB, Sustainability Bonds, 6.00%, 06/15/62	500	513,868
New Jersey Transportation Trust Fund Authority, RB
Series BB, 4.00%, 06/15/50	3,000	2,563,059
Series S, 5.25%, 06/15/43	2,150	2,167,506

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Income Quality Trust (BYM)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB, CAB(e)
Series A, 0.00%, 12/15/35	$4,050	$ 2,660,223
Series A, 0.00%, 12/15/38	5,845	3,177,593
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 4.00%, 06/15/40	1,690	1,556,120
New Jersey Turnpike Authority, RB, Series A, 5.25%, 01/01/55	1,385	1,426,701
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	820	797,907
Series A, 5.25%, 06/01/46	2,055	2,057,961
Sub-Series B, 5.00%, 06/01/46	3,810	3,658,909
		20,579,847
New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	175	164,436
New York — 5.2%
City of New York, GO
Series B, 5.25%, 10/01/47	100	102,271
Series G-1, 5.25%, 02/01/53	255	259,992
Metropolitan Transportation Authority, Refunding RB, Series C-1, Sustainability Bonds, 5.25%, 11/15/55	1,135	1,123,354
New York City Municipal Water Finance Authority, RB, Series BB, 5.25%, 06/15/55	310	319,033
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 4.13%, 06/15/46	5,670	5,108,518
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series A-1, Subordinate, 4.00%, 08/01/48	1,320	1,124,729
New York City Transitional Finance Authority, RB, Series B, Subordinate, 5.00%, 05/01/46	1,520	1,535,364
New York Counties Tobacco Trust VI, Refunding RB, Series B, 5.00%, 06/01/41	550	540,453
New York Liberty Development Corp., Refunding RB, Class 1, 5.00%, 11/15/44(b)	1,040	998,519
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/55	970	974,286
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 5.25%, 05/15/52	1,000	1,011,684
Series A, 4.25%, 05/15/58	1,000	864,437
Triborough Bridge & Tunnel Authority, Refunding RB
Series A-1, 5.00%, 05/15/51	230	230,187
Series C, Sustainability Bonds, 5.25%, 11/15/40	1,025	1,104,132
		15,296,959
North Carolina — 0.0%
North Carolina Medical Care Commission, RB, Series A, 5.13%, 10/01/54	110	103,752
North Dakota — 0.3%
North Dakota Housing Finance Agency, RB, S/F Housing
Series A, Sustainability Bonds, 4.70%, 07/01/49	270	256,550
Series C, Sustainability Bonds, 6.25%, 01/01/55	550	612,097
		868,647
Ohio — 2.7%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	2,645	2,147,373
Security	Par (000)	Value
Ohio (continued)
County of Cuyahoga Ohio, Refunding RB
5.00%, 02/15/42	$1,805	$ 1,688,740
5.00%, 02/15/52	1,545	1,341,112
County of Hamilton Ohio, RB, Series A, 5.00%, 08/15/42	2,650	2,624,337
		7,801,562
Oklahoma — 0.7%
Oklahoma Turnpike Authority, RB, 5.50%, 01/01/53	1,960	2,032,249
Oregon — 0.9%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(e)	1,115	568,130
State of Oregon Housing & Community Services Department, RB, M/F Housing, Series K1, (FNMA), 4.33%, 11/01/43	2,290	2,164,630
		2,732,760
Pennsylvania — 4.8%
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	205	162,832
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	5,000	4,219,733
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.50%, 08/15/55	900	939,973
Series B-1, 5.00%, 11/01/51	1,085	1,067,943
Pennsylvania Housing Finance Agency, RB, Series 2024- 26FN, Class PT, 4.63%, 02/01/42	1,790	1,757,652
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 145A, Sustainability Bonds, 4.75%, 10/01/49	4,390	4,204,303
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 142-A, Sustainability Bonds, 5.00%, 10/01/43	1,895	1,898,848
		14,251,284
Puerto Rico — 4.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	6,617	5,914,190
Series A-1, Restructured, 5.00%, 07/01/58	5,010	4,561,150
Series A-2, Restructured, 4.78%, 07/01/58	349	308,976
Series A-2, Restructured, 4.33%, 07/01/40	935	865,720
Series B-1, Restructured, 4.75%, 07/01/53	391	343,738
Series B-2, Restructured, 4.78%, 07/01/58	520	456,610
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	3,635	1,121,967
		13,572,351
South Carolina — 3.5%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	5,685	6,029,505
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/55(b)	1,095	862,679
7.50%, 08/15/62(b)	505	453,169
Series A, 5.50%, 11/01/50	540	555,565
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Income Quality Trust (BYM)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
South Carolina (continued)
South Carolina Jobs-Economic Development Authority, Refunding RB, 4.00%, 12/01/44	$1,645	$ 1,418,305
South Carolina Public Service Authority, Refunding RB, Series B, 5.00%, 12/01/54	900	896,753
		10,215,976
Tennessee — 4.5%
Knox County Health Educational & Housing Facility Board, RB, Series A-1, (BAM), 5.50%, 07/01/54	490	498,854
Metropolitan Government Nashville & Davidson County Health & Educational Fcilities Board, Refunding RB, 5.25%, 10/01/58	2,465	2,352,421
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue, Refunding RB, 5.25%, 07/01/55	805	831,588
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	1,575	1,685,194
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	2,560	2,698,149
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	3,000	3,089,395
Tennessee Housing Development Agency, RB, S/F Housing, Series 2, Sustainability Bonds, 4.35%, 01/01/48	2,500	2,218,616
		13,374,217
Texas — 22.8%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	530	502,525
7.88%, 11/01/62	450	451,844
Bexar Management And Development Corp., RB, M/F Housing, (FNMA), 4.61%, 07/01/44	2,285	2,193,019
City of Austin Texas Airport System Revenue, ARB, Series A, 5.00%, 11/15/41	1,990	2,000,728
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/53	820	823,804
City of Houston Texas, GOL
Series A, 5.25%, 03/01/49	475	484,786
Series A, 4.13%, 03/01/51	1,775	1,503,757
City of Houston Texas, Refunding GOL, Series A, 5.25%, 03/01/43	810	845,737
Coppell Independent School District, Refunding GO, (PSF), 0.00%, 08/15/30(e)	10,030	8,473,944
County of Harris Texas Toll Road Revenue, Refunding RB
Series A, 4.00%, 08/15/54	575	466,257
Series A, 1st Lien, 4.00%, 08/15/49	805	691,847
County of Harris Texas, Refunding GO, Series A, 4.25%, 09/15/48	340	303,296
County of Harris Texas, Refunding GOL(e)
(NPFGC), 0.00%, 08/15/25	7,485	7,476,716
(NPFGC), 0.00%, 08/15/28	10,915	10,074,667
Crowley Independent School District, GO, (PSF), 4.25%, 02/01/53	310	272,489
Dallas Fort Worth International Airport, Refunding ARB, 4.00%, 11/01/49	4,000	3,362,881
Fort Bend Independent School District, Refunding GO, Series A, (PSF), 4.00%, 08/15/49	745	638,945
Grand Parkway Transportation Corp., RB, CAB, Series B, Convertible, 5.80%, 10/01/46(d)	2,365	2,449,977
Harris County Cultural Education Facilities Finance Corp., Refunding RB, Class A, 4.13%, 07/01/52	560	468,728
Security	Par (000)	Value
Texas (continued)
Hidalgo County Regional Mobility Authority, RB, CAB(e)
Series A, 0.00%, 12/01/42	$500	$ 192,838
Series A, 0.00%, 12/01/43	1,000	366,655
Leander Independent School District, Refunding GO, Series A, (PSF), 5.00%, 08/15/50	1,715	1,736,066
Lower Colorado River Authority, Refunding RB, 5.00%, 05/15/49	3,055	3,069,112
Marshall Independent School District, GO, (PSF), 4.00%, 02/15/45	380	333,124
Mesquite Housing Finance Corp., RB, M/F Housing, Series A, Sustainability Bonds, (FNMA), 4.53%, 02/01/44	2,900	2,698,690
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(c)(e)	2,340	1,424,994
New Hope Cultural Education Facilities Finance Corp., RB(b)
Series A, 5.00%, 08/15/50	580	437,515
Series A, 5.00%, 08/15/51	1,535	1,338,588
North Texas Tollway Authority, RB(c)
Series B, 0.00%, 09/01/31(e)	1,975	1,044,735
Series C, Convertible, 6.75%, 09/01/31(d)	2,500	2,977,855
North Texas Tollway Authority, Refunding RB, Series B, 5.00%, 01/01/43	3,795	3,806,851
Northwest Independent School District, GO, (PSF), 5.25%, 02/15/55	885	916,518
San Antonio Housing Trust Public Facility Corp., RB, M/F Housing
Series 2024-11FN, Class PT, (FNMA), 4.45%, 04/01/43	405	380,417
Series A, (FNMA), 4.43%, 04/01/43	575	528,983
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 10/01/49	325	299,957
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	330	261,862
Texas Department of Housing & Community Affairs, RB, S/F Housing, Series A, (GNMA), 5.13%, 01/01/54	540	540,678
Texas State University System, Refunding RB, 4.00%, 03/15/49	1,695	1,439,074
		67,280,459
Utah — 0.6%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	180	175,705
Downtown Revitalization Public Infrastructure District, RB
Series A, 5.50%, 06/01/55	830	863,950
Series B, 5.50%, 06/01/55	295	304,108
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/55(b)	450	371,319
		1,715,082
Virginia — 3.0%
Fairfax County Industrial Development Authority, RB, 4.13%, 05/15/54	485	417,235
Henrico County Economic Development Authority, RB
Class A, 5.00%, 10/01/47	4,580	4,507,704
Class A, 5.00%, 10/01/52	1,170	1,149,201
Henrico County Economic Development Authority, Refunding RB, Series A, 5.00%, 11/01/48	845	839,678
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,225	1,019,808

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Income Quality Trust (BYM)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Virginia (continued)
Virginia Housing Development Authority, RB, M/F Housing, Series G, 5.15%, 11/01/52	$505	$ 505,630
Virginia Housing Development Authority, RB, S/F Housing
Series E-2, 4.40%, 10/01/44	100	90,844
Series E-2, 4.55%, 10/01/49	230	211,417
		8,741,517
Washington — 0.1%
Washington State Housing Finance Commission, RB, M/F Housing, Series 2, Class 1, Sustainability Bonds, 4.09%, 03/01/50(a)	443	407,433
Wisconsin — 1.5%
Public Finance Authority, RB(b)
Class A, 5.00%, 06/15/51	305	227,270
Class A, 5.00%, 06/15/56	400	290,886
Series A, 5.00%, 07/01/55	395	332,022
Series A-1, 4.50%, 01/01/35	600	573,569
Wisconsin Health & Educational Facilities Authority, RB, Series A, 5.75%, 08/15/54	265	266,730
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 09/01/43	430	420,180
Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.75%, 09/01/50	2,535	2,391,579
		4,502,236
Total Municipal Bonds — 114.7% (Cost: $339,866,575)		338,235,732
Municipal Bonds Transferred to Tender Option Bond Trusts(f)
Alabama(a) — 5.4%
Black Belt Energy Gas District, RB
Series C, 5.50%, 10/01/54	10,000	10,790,597
Series C-1, 5.25%, 02/01/53	5,020	5,266,562
		16,057,159
District of Columbia — 4.1%
District of Columbia Income Tax Revenue, Refunding RB, Series A, 5.00%, 06/01/50	5,840	5,910,322
District of Columbia Water & Sewer Authority, Refunding RB, Series B, 5.00%, 10/01/49	6,035	6,051,199
		11,961,521
Florida — 2.5%
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/53	7,045	7,395,423
Indiana — 3.0%
Indiana Finance Authority, RB, Series A, 4.00%, 11/01/51	10,685	8,728,934
Massachusetts — 3.4%
Commonwealth of Massachusetts, GOL, Series D, 5.00%, 10/01/51	10,000	10,087,065
Nevada — 3.3%
Las Vegas Valley Water District, GOL, Series A, 5.00%, 06/01/49	9,500	9,602,701
New York — 21.2%
Empire State Development Corp., RB, Series A, 5.00%, 03/15/50	8,000	8,038,865
Security	Par (000)	Value
New York (continued)
New York City Municipal Water Finance Authority, RB, Series AA-1, 5.25%, 06/15/52	$10,000	$ 10,190,041
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 5.00%, 06/15/47	9,705	9,769,917
New York City Transitional Finance Authority, RB
5.00%, 05/01/47	8,480	8,556,715
Series D, 5.00%, 05/01/50(g)	10,000	10,081,336
New York State Dormitory Authority, Refunding RB
Series A, 5.00%, 03/15/53(g)	3,973	3,989,586
Series C, 4.00%, 07/01/49	8,955	7,632,701
Triborough Bridge & Tunnel Authority, Refunding RB, Series C, 5.25%, 05/15/52(g)	4,340	4,427,231
		62,686,392
South Carolina — 3.6%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(a)(g)	10,000	10,730,138
Texas — 1.3%
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.25%, 05/15/48	3,660	3,745,191
Washington — 3.4%
State of Washington, GO, Series 2024-A, 5.00%, 08/01/48	10,000	10,125,727
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 51.2% (Cost: $153,729,023)		151,120,251
Total Long-Term Investments — 165.9% (Cost: $493,595,598)		489,355,983

	Shares
Short-Term Securities
	Money Market Funds — 1.0%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(h)(i)	2,897,525	2,897,815
	Total Short-Term Securities — 1.0% (Cost: $2,897,771)	2,897,815
	Total Investments — 166.9% (Cost: $496,493,369)	492,253,798
	Other Assets Less Liabilities — 1.5%	4,464,844
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (35.3)%	(104,150,646)
	VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (33.1)%	(97,600,000)
	Net Assets Applicable to Common Shares — 100.0%	$ 294,967,996

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Zero-coupon bond.
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Income Quality Trust (BYM)

(f)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between August 1, 2029 to March 15, 2033, is $28,596,219.
See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 2,733,195	$ 164,620 (a)	$ —	$ —	$ —	$ 2,897,815	2,897,525	$ 266,817	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Categorized by Risk Exposure
For the period ended July 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (814,230)	$ —	$ (814,230)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ 403,362	$ —	$ 403,362
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$— (a)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 338,235,732	$ —	$ 338,235,732
Municipal Bonds Transferred to Tender Option Bond Trusts	—	151,120,251	—	151,120,251

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock Municipal Income Quality Trust (BYM)

Fair Value Hierarchy as of Period End (continued)
	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$ 2,897,815	$ —	$ —	$ 2,897,815
	$2,897,815	$489,355,983	$—	$492,253,798
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(103,507,663)	$—	$(103,507,663)
VMTP Shares at Liquidation Value	—	(97,600,000)	—	(97,600,000)
	$—	$(201,107,663)	$—	$(201,107,663)
See notes to financial statements.
Schedule of Investments

Schedule of Investments
July 31, 2025
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
California — 134.0%
Corporate — 27.1%
California Community Choice Financing Authority, RB(a)
Sustainability Bonds, 5.00%, 07/01/53	$45,200	$ 47,260,567
Sustainability Bonds, 5.00%, 12/01/53	6,670	6,964,897
Sustainability Bonds, 5.25%, 01/01/54	6,000	6,257,887
Sustainability Bonds, 5.50%, 10/01/54	39,775	42,750,878
Class B, Sustainability Bonds, 5.00%, 03/01/56	20,000	21,179,332
Series A, Sustainability Bonds, 5.00%, 01/01/56	10,000	10,289,826
Series B, Sustainability Bonds, 5.00%, 01/01/55	32,815	34,161,354
Series E, Sustainability Bonds, 5.00%, 02/01/55	5,000	5,306,364
Series E-1, Sustainability Bonds, 5.00%, 02/01/54	15,480	16,265,083
Series G, Sustainability Bonds, 5.25%, 11/01/54	50,000	52,918,583
Series G, Sustainability Bonds, 5.00%, 11/01/55	27,415	28,417,468
California Municipal Finance Authority, RB, Series A, AMT, 4.38%, 09/01/53(a)	2,935	2,989,698
Central Valley Energy Authority, RB, 5.00%, 12/01/55	10,000	10,631,519
		285,393,456
County/City/Special District/School District — 27.8%
Anaheim City School District, GO, 5.00%, 08/01/51	5,615	5,680,620
Antelope Valley Union High School District, GO, Series A, 5.00%, 08/01/50	5,000	5,123,436
Berkeley Unified School District, GO, Series F, Election 2020, 5.00%, 08/01/54	10,000	10,188,541
California Municipal Finance Authority, ST, Series A, 5.13%, 09/01/59	945	889,416
California Statewide Communities Development Authority, SAB
Series B, 5.00%, 09/02/52	1,785	1,671,193
Series C, 4.00%, 09/02/50	4,985	4,241,100
Chabot-Las Positas Community College District, GO, Series C, Election 2016, 5.25%, 08/01/48	13,355	13,874,804
Chaffey Joint Union High School District, GO, CAB(b)
Series H, Election 2012, 0.00%, 08/01/48	4,000	1,292,691
Series H, Election 2012, 0.00%, 08/01/49	3,750	1,109,530
City of Los Angeles California, COP, (AMBAC), 6.20%, 11/01/31	1,300	1,302,793
City of Oakland California, GO, Series D, 5.25%, 07/15/48	3,215	3,362,240
Clovis Unified School District, GO, Series C, Election 2020, 4.00%, 08/01/48	7,275	6,353,243
Cupertino Union School District, GO, Series A, Election 2024, 5.75%, 08/01/50	3,775	4,149,195
Dublin Unified School District, GO, Series B, Election 2020, 4.25%, 08/01/53	5,805	5,358,728
El Rancho Unified School District, GO, Series D, Election 2016, (BAM), 5.75%, 08/01/48	750	807,313
Etiwanda School District, GO, Series C, 5.25%, 08/01/52	7,175	7,408,024
Fremont Union High School District, GO, Election 2022, 4.00%, 08/01/48	5,000	4,645,320
Indio Finance Authority, Refunding RB
Series A, (BAM), 5.25%, 11/01/47	2,225	2,302,080
Series A, (BAM), 5.25%, 11/01/52	7,000	7,185,718
Irvine Facilities Financing Authority, ST, Series A, 5.00%, 09/01/43	1,275	1,316,850
Jurupa Unified School District, GO, Series A, Election 2024, (BAM), 5.25%, 08/01/50	10,000	10,344,402
La Canada Unified School District, GO, Series A, Election 2017, 5.00%, 08/01/47	6,945	6,946,807
La Mesa-Spring Valley School District, GO, Series B, 4.00%, 08/01/51	625	547,069
Security	Par (000)	Value
County/City/Special District/School District (continued)
Las Virgenes Unified School District, GO
Series B, Election 2022, 5.25%, 08/01/51	$4,500	$ 4,725,201
Series B, Election 2022, 5.00%, 08/01/54	10,000	10,237,288
Los Angeles Unified School District, GO, Series RYQ, 4.00%, 07/01/44	10,475	9,586,633
Menifee Union School District, GO, Series B, (BAM), 4.00%, 08/01/43	5,370	4,817,601
Modesto High School District, GO, Series B, Election 2022, 5.25%, 08/01/50	4,295	4,481,193
Napa Valley Unified School District, GO, Series A, 5.25%, 08/01/50	3,500	3,665,498
New Haven Unified School District, GO, Series A, 5.00%, 08/01/50	10,000	10,228,621
Oak Grove School District, GO, Series A-1, 5.00%, 08/01/52	5,835	5,923,149
Oakland Unified School District/Alameda County, GO, Series A, (BAM), 4.00%, 08/01/46	14,380	12,930,148
Ontario Montclair School District, GO, Series C, 5.25%, 08/01/52	4,000	4,137,952
Ontario Public Financing Authority, RB
Series A, 5.00%, 11/01/50	1,525	1,542,111
Series A, 5.25%, 11/01/55	2,500	2,566,221
Oxnard Union High School District, GO, Series B, 5.00%, 08/01/45	6,560	6,611,315
Peralta Community College District, GO
Series B, 5.50%, 08/01/52	2,500	2,593,106
Series C-1, Election 2018, 5.00%, 08/01/50	4,580	4,721,070
Ravenswood City School District, GO, Election 2022, (BAM), 5.25%, 08/01/53	7,570	7,802,577
Redwood City School District, GO
Series C, 4.00%, 08/01/44	2,800	2,570,712
Series A, Election 2022, 5.00%, 08/01/52	6,000	6,103,951
Salinas Union High School District, GO, Series B, 08/01/48(c)	7,250	7,430,364
San Diego Unified School District, GO, Series F-2, Sustainability Bonds, 4.25%, 07/01/52	6,270	5,694,312
San Francisco Bay Area Rapid Transit District, GO, Series D-1, Election 2016, Sustainability Bonds, 4.00%, 08/01/47	9,075	7,947,773
San Marcos Unified School District, GO, Series A, 5.25%, 08/01/55	2,700	2,797,809
San Mateo Joint Powers Financing Authority, RB, Series A, 4.00%, 07/15/52	14,270	12,451,559
Santa Clara County Financing Authority, RB, Series A, 4.00%, 04/01/43	6,355	5,823,580
Santa Monica Community College District, GO, Series B, 4.00%, 08/01/45	10,000	9,026,498
Santa Monica-Malibu Unified School District, GO, Series A, 5.00%, 08/01/50	4,050	4,147,321
Santa Rosa High School District, GO, Series A, Election 2022, 4.00%, 08/01/49	7,050	6,117,349
Scotts Valley Unified School District, GO, Series A-1, 5.25%, 08/01/50	1,100	1,152,672
South Orange County Public Financing Authority, RB, 5.00%, 06/01/52	5,000	5,052,108
Sunnyvale School District, GO
Series A, 5.00%, 09/01/50	3,750	3,860,659
Series A, 5.00%, 09/01/56	2,500	2,557,463
Val Verde Unified School District, GO, Series C, Election 2020, 4.00%, 08/01/49	5,000	4,278,040
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/38	3,250	3,253,059
		292,936,026

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Education — 11.7%
California Educational Facilities Authority, RB
Series A, 5.00%, 10/01/53	$10,000	$ 9,696,005
Series A, 5.00%, 10/01/55	11,420	11,652,214
Series U-7, 5.00%, 06/01/46	7,525	8,015,319
California Enterprise Development Authority, RB(d)
8.00%, 11/15/62	1,760	1,668,968
Series A, 5.00%, 07/01/50	600	523,686
California Infrastructure & Economic Development Bank, RB, 5.00%, 05/15/50	5,000	5,096,452
California Municipal Finance Authority, RB, 4.00%, 10/01/51	1,150	910,363
California Municipal Finance Authority, Refunding RB(d)
5.00%, 08/01/39	290	241,480
5.00%, 08/01/48	350	262,435
California School Finance Authority, RB(d)
5.00%, 08/01/52	1,875	1,720,812
5.00%, 08/01/61	2,950	2,695,874
Series A, 5.00%, 07/01/54	1,150	1,062,616
Series A, 5.00%, 06/01/58	6,615	5,876,431
Series A, 5.00%, 07/01/59	2,565	2,297,771
Series A, 5.00%, 08/01/59	2,365	2,088,038
Series B, 4.00%, 07/01/45	965	775,144
California School Finance Authority, Refunding RB(d)
Series A, 5.88%, 06/01/53	700	676,691
Sustainability Bonds, 5.50%, 08/01/43	420	419,946
Sustainability Bonds, 5.50%, 08/01/47	400	386,920
California State University, RB, Series A, 5.50%, 11/01/49	15,000	15,954,537
California State University, Refunding RB
Series A, 5.00%, 11/01/50	9,260	9,274,491
Series A, 11/01/50(c)	5,000	5,212,656
Series A, 4.63%, 11/01/56	9,500	9,153,553
University of California, Refunding RB
Series BE, 4.00%, 05/15/47	9,000	7,953,035
Series BW, 5.00%, 05/15/54	12,500	12,672,466
Series O, 5.00%, 05/15/48	2,990	2,992,630
Series Q, 3.00%, 05/15/51	6,000	4,202,386
		123,482,919
Health — 5.0%
California Health Facilities Financing Authority, RB
Series A, 5.00%, 11/15/48	3,000	2,989,222
Series A, 5.00%, 12/01/54	1,000	978,248
California Health Facilities Financing Authority, Refunding RB
(BAM-TCRS), 4.00%, 08/15/48	5,005	4,437,394
Series A, 4.00%, 03/01/43	545	447,417
Series A, 4.00%, 04/01/45	3,570	3,049,771
Series A, 5.00%, 11/15/48	10,000	9,845,914
Series A, 5.25%, 08/15/54	11,000	11,405,854
California Municipal Finance Authority, Refunding RB, Series A, 5.00%, 02/01/47	9,250	8,915,876
California Public Finance Authority, RB, Series A, 6.38%, 06/01/59(d)	6,900	6,063,589
California Statewide Communities Development Authority, RB, Sustainability Bonds, 4.00%, 08/01/45	5,000	4,024,263
		52,157,548
Security	Par (000)	Value
Housing — 5.2%
California Housing Finance Agency, RB, M/F Housing
Series 2021-2, Class A, Sustainability Bonds, (FHLMC), 3.75%, 03/25/35	$17,542	$ 17,404,545
Series U, Sustainability Bonds, (FNMA), 4.10%, 09/01/40	10,000	9,696,895
Series V, Sustainability Bonds, (FNMA), 4.10%, 09/01/40	10,000	9,185,401
California Municipal Finance Authority, RB, M/F Housing, Series A, (FNMA), 4.88%, 11/01/43	3,100	3,109,785
CSCDA Community Improvement Authority, RB, M/F Housing(d)
Series A, 3.00%, 09/01/56	1,475	962,281
Mezzanine Lien, 4.00%, 05/01/57	5,660	3,854,199
Series A-2, Sustainability Bonds, 3.00%, 02/01/57	1,625	1,043,404
San Diego Housing Authority, Inc., RB, M/F Housing, Series E, (FHLMC), 4.20%, 06/01/40	5,805	5,511,717
Santa Clara County Housing Authority, RB, M/F Housing, Series A, 6.00%, 08/01/41	3,500	3,500,365
		54,268,592
State — 11.4%
California State Public Works Board, RB
Series A, 5.00%, 04/01/44	7,500	7,732,643
Series A, 5.00%, 04/01/45	8,670	8,882,987
Series A, 5.00%, 04/01/46	14,300	14,571,151
Series A, 5.00%, 04/01/50	19,275	19,374,253
Series B, 4.00%, 05/01/46	10,075	8,988,561
Series D, 5.00%, 11/01/47	18,275	18,626,454
California Statewide Communities Development Authority, SAB, S/F Housing, 5.00%, 09/02/39	1,060	1,084,046
State of California, Refunding GO
5.00%, 10/01/45	5,000	5,153,240
5.00%, 04/01/47	10,000	10,229,480
4.13%, 03/01/49	2,000	1,818,191
5.00%, 09/01/52	5,000	5,096,862
Series CX, 4.50%, 12/01/50	19,425	18,670,033
		120,227,901
Tobacco — 5.3%
California County Tobacco Securitization Agency, RB, Series D, 0.00%, 06/01/55(b)	5,855	411,686
California County Tobacco Securitization Agency, Refunding RB
5.00%, 06/01/50	4,275	3,989,380
Series A, 4.00%, 06/01/49	2,755	2,276,552
California County Tobacco Securitization Agency, Refunding RB, CAB(b)
0.00%, 06/01/55	7,575	1,389,747
Series B-2, Subordinate, 0.00%, 06/01/55	8,895	1,568,847
California Statewide Financing Authority, RB(b)(d)
Series D, 0.00%, 06/01/55	5,000	296,400
Series L, 0.00%, 06/01/55	57,200	3,922,504
Golden State Tobacco Securitization Corp., Refunding RB, Series B, 5.00%, 06/01/51	27,635	26,901,652
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/66(b)	14,735	1,411,438
Inland Empire Tobacco Securitization Corp., RB, Series C-1, 0.00%, 06/01/36(b)	2,855	1,285,519
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Tobacco (continued)
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	$8,070	$ 7,679,314
Tobacco Securitization Authority of Southern California, Refunding RB, CAB, 0.00%, 06/01/54(b)	22,600	4,735,796
		55,868,835
Transportation — 29.3%
Alameda Corridor Transportation Authority, Refunding RB, Series B, Sub Lien, 5.00%, 10/01/37	3,790	3,832,293
Bay Area Toll Authority, RB, Series F2, 5.00%, 04/01/47	5,000	5,162,679
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/47	20,000	17,395,934
Burbank-Glendale-Pasadena Airport Authority Brick Campaign, ARB
Series B, AMT, 4.38%, 07/01/49	2,400	2,102,142
Series B, AMT, 5.25%, 07/01/49	5,385	5,425,938
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(a)(d)	44,985	40,036,650
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	21,415	17,299,983
City of Los Angeles Department of Airports RB, 5.00%, 05/15/52	4,485	4,298,009
City of Los Angeles Department of Airports Refunding RB, 5.00%, 05/15/52	4,490	4,302,801
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/44	8,525	8,452,346
Series A, AMT, 4.00%, 05/15/49	5,000	4,063,458
Series B, AMT, 5.00%, 05/15/41	8,500	8,534,972
City of Los Angeles Department of Airports, Refunding ARB
AMT, 5.50%, 05/15/47	2,450	2,512,878
Series A, AMT, 5.00%, 05/15/45	1,940	1,947,607
Series A, AMT, 5.00%, 05/15/46	12,500	12,260,412
AMT, Subordinate, 4.00%, 11/15/31(e)	115	121,171
AMT, Subordinate, 5.00%, 05/15/46	5,980	5,896,354
County of Sacramento California Airport System Revenue, ARB, 5.00%, 07/01/49	8,000	8,101,566
County of Sacramento California Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/01/39	3,000	3,020,254
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Series B-2, 3.50%, 01/15/53	9,000	6,917,909
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/33	2,000	2,139,107
Series A, AMT, 5.00%, 03/01/41	11,250	11,251,252
Series A, AMT, 5.00%, 03/01/47	15,140	14,781,413
San Diego County Regional Airport Authority, ARB
5.25%, 07/01/50	6,450	6,566,366
Series B, AMT, 5.00%, 07/01/47	6,485	6,198,785
Series B, AMT, 5.00%, 07/01/53	6,000	5,940,157
Series B, AMT, Subordinate, 5.00%, 07/01/51	11,500	11,220,197
Series B, AMT, Subordinate, 5.00%, 07/01/56	11,355	10,999,397
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series 2, Class A, AMT, 5.25%, 05/01/49	8,815	8,961,354
Series A, AMT, 5.00%, 05/01/47	14,220	13,842,456
Series A, AMT, 5.25%, 05/01/55	1,830	1,850,439
Series A, AMT, 5.50%, 05/01/55	16,120	16,610,909
Security	Par (000)	Value
Transportation (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB (continued)
Series E, AMT, 5.00%, 05/01/45	$2,515	$ 2,502,013
Series E, AMT, 5.00%, 05/01/50	27,195	26,149,449
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series C, AMT, 5.75%, 05/01/48	6,900	7,276,537
		307,975,187
Utilities — 11.2%
California Infrastructure & Economic Development Bank, RB
Series A, 5.25%, 07/01/49	6,000	5,907,511
Series A, 5.25%, 07/01/54	3,500	3,395,565
Sustainability Bonds, 5.00%, 10/01/48	10,000	10,229,380
California Pollution Control Financing Authority, Refunding RB, 5.00%, 07/01/39(d)	1,000	1,009,806
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series C, 4.00%, 11/01/50	15,000	13,017,192
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB
Class D, 5.00%, 11/01/51	5,200	5,322,783
Class D, 5.00%, 11/01/55	14,550	14,834,412
Contra Costa Water District, Refunding RB, Series V, 5.00%, 10/01/44	1,260	1,291,459
East Bay Municipal Utility District Water System Revenue, RB
Series A, 5.00%, 06/01/55	7,000	7,210,581
Series A, Sustainability Bonds, 5.00%, 06/01/49	3,835	3,876,893
Livermore Valley Water Financing Authority, RB
Series A, 5.00%, 07/01/48	1,795	1,838,333
Series A, 5.00%, 07/01/53	2,740	2,787,075
Mountain House Public Financing Authority, RB, Series A, Sustainability Bonds, (BAM), 4.00%, 12/01/50	4,500	3,799,818
Sacramento Municipal Utility District, Refunding RB
Series H, Sustainability Bonds, 5.00%, 08/15/50	3,730	3,762,096
Series K, Sustainability Bonds, 5.00%, 08/15/53	17,000	17,225,012
San Diego Public Facilities Financing Authority, RB
Series A, 5.00%, 05/15/54	10,175	10,443,563
Series A, Subordinate, 5.00%, 05/15/52	6,970	7,061,658
San Mateo Foster City Public Financing Authority, RB, 5.00%, 08/01/49	4,840	4,862,499
		117,875,636
Total Municipal Bonds in California		1,410,186,100
New Hampshire — 0.9%
Housing — 0.9%
New Hampshire Business Finance Authority, RB, M/F Housing, Series 2, Sustainability Bonds, 3.81%, 07/20/39(a)	9,949	9,151,981
Puerto Rico — 4.4%
State — 4.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	13,045	11,659,453
Series A-1, Restructured, 5.00%, 07/01/58	16,785	15,281,218
Series A-2, Restructured, 4.78%, 07/01/58	2,416	2,138,929
Series A-2, Restructured, 4.33%, 07/01/40	1,804	1,670,331

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
State (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series B-1, Restructured, 4.75%, 07/01/53	$1,063	$ 934,509
Series B-1, Restructured, 5.00%, 07/01/58	7,714	7,022,895
Series B-2, Restructured, 4.78%, 07/01/58	1,535	1,347,877
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	19,743	6,093,810
Total Municipal Bonds in Puerto Rico		46,149,022
Total Municipal Bonds — 139.3% (Cost: $1,503,202,504)		1,465,487,103
Municipal Bonds Transferred to Tender Option Bond Trusts(f)
California — 28.3%
County/City/Special District/School District — 8.4%
California Municipal Finance Authority, RB, 5.00%, 06/01/48	15,000	15,002,407
Irvine Facilities Financing Authority, ST, Series A, 5.00%, 09/01/48	20,000	20,367,786
Los Angeles Unified School District, GO, Sustainability Bonds, 5.25%, 07/01/48	25,000	25,993,779
Murrieta Valley Unified School District, GO, 5.25%, 09/01/51	11,700	12,089,695
Rio Hondo Community College District, GO, Series A, 5.25%, 08/01/55	14,000	14,576,756
		88,030,423
Education — 6.7%
California State University, Refunding RB, Series A, 11/01/56(c)(g)	13,000	13,527,250
University of California, RB, Series BK, 5.00%, 05/15/52	56,410	57,145,913
		70,673,163
Transportation — 11.0%
City of Los Angeles Department of Airports, Refunding ARB
Series A, AMT, Sustainability Bonds, 5.50%, 05/15/55	25,000	25,510,349
Series S, AMT, 5.00%, 05/15/51	19,235	18,716,064
San Diego County Regional Airport Authority, ARB, AMT, Series B, 5.00%, 07/01/48	20,795	20,594,486
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB(g)
2nd Series, Class D, AMT, 5.00%, 05/01/28	30,660	29,974,232
Series A, AMT, 5.50%, 05/01/55	20,000	20,609,067
		115,404,198
Security	Par (000)	Value
Utilities — 2.2%
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 5.00%, 11/01/50	$11,690	$ 11,698,231
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB, Series F, 5.00%, 10/01/54	11,865	12,021,820
		23,720,051
Total Municipal Bonds in California		297,827,835
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 28.3% (Cost: $300,941,694)		297,827,835
Total Long-Term Investments — 167.6% (Cost: $1,804,144,198)		1,763,314,938

	Shares
Short-Term Securities
	Money Market Funds — 1.8%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(h)(i)	18,802,686	18,804,567
	Total Short-Term Securities — 1.8% (Cost: $18,804,567)	18,804,567
	Total Investments — 169.4% (Cost: $1,822,948,765)	1,782,119,505
	Other Assets Less Liabilities — 0.1%	1,108,592
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.5)%	(205,085,806)
	VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (50.0)%	(525,858,515)
	Net Assets Applicable to Common Shares — 100.0%	$ 1,052,283,776

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.
(c)	When-issued security.
(d)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(f)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between May 1, 2027 to May 1, 2033, is $45,228,797. See
Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
For purposes of this report, industry and sector sub-classifications may differ from those utilized by the Trust for compliance purposes.
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 57,500,237	$ —	$ (38,695,670)(a)	$ —	$ —	$ 18,804,567	18,802,686	$ 1,190,146	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Categorized by Risk Exposure
For the period ended July 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (3,081,786)	$ —	$ (3,081,786)
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$ —	$ —	$ —	$ —	$ 1,502,828	$ —	$ 1,502,828
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$— (a)

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 1,465,487,103	$ —	$ 1,465,487,103
Municipal Bonds Transferred to Tender Option Bond Trusts	—	297,827,835	—	297,827,835
Short-Term Securities
Money Market Funds	18,804,567	—	—	18,804,567
	$18,804,567	$1,763,314,938	$—	$1,782,119,505

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(204,129,988)	$—	$(204,129,988)
VRDP Shares at Liquidation Value	—	(526,400,000)	—	(526,400,000)
	$—	$(730,529,988)	$—	$(730,529,988)
See notes to financial statements.
Schedule of Investments

Schedule of Investments
July 31, 2025
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)

Security	Par (000)	Value
Municipal Bonds
Alabama — 6.8%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	$2,000	$ 2,122,233
Series A, 5.25%, 05/01/56	1,075	1,094,151
Series F, 5.50%, 11/01/53	840	881,735
County of Jefferson Alabama Sewer Revenue, Refunding RB, 5.50%, 10/01/53	520	527,898
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,205	1,203,294
Mobile County Industrial Development Authority, RB
Series A, AMT, 5.00%, 06/01/54	2,640	2,389,635
Series B, AMT, 4.75%, 12/01/54	1,100	960,158
Southeast Alabama Gas Supply District, Refunding RB, Series B, 5.00%, 06/01/49(a)	470	494,630
Southeast Energy Authority A Cooperative District, RB(a)
Series A, 5.00%, 01/01/56	610	619,029
Series A-2, 5.34%, 01/01/53	5,090	5,185,534
		15,478,297
Arizona — 1.6%
Arizona Industrial Development Authority, RB(b)
4.38%, 07/01/39	550	479,304
Series A, 5.00%, 07/01/49	525	457,547
Series A, 5.00%, 07/01/54	405	342,775
Chandler Industrial Development Authority, RB, AMT, 4.10%, 12/01/37(a)	535	538,241
City of Mesa Arizona Utility System Revenue, RB, 4.50%, 07/01/49	445	407,295
City of Phoenix Civic Improvement Corp., ARB, Junior Lien, 5.00%, 07/01/49	1,165	1,166,520
Maricopa County Industrial Development Authority, Refunding RB, 5.00%, 07/01/54(b)	280	246,377
		3,638,059
Arkansas — 0.2%
Arkansas Development Finance Authority, RB, AMT, Sustainability Bonds, 5.70%, 05/01/53	415	415,659
California — 4.9%
California Community Choice Financing Authority, RB(a)
Class B, Sustainability Bonds, 5.00%, 03/01/56	900	953,070
Series B-2, Sustainability Bonds, 2.74%, 02/01/52	1,500	1,417,806
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	365	346,121
California Health Facilities Financing Authority, Refunding RB, Series A, 3.00%, 08/15/51	1,100	757,114
California Infrastructure & Economic Development Bank, Refunding RB, Series A, Class B, AMT, Sustainability Bonds, 9.50%, 01/01/65(a)(b)	1,115	992,350
California Municipal Finance Authority, RB, S/F Housing, Series A-1, 3.44%, 02/20/41(a)	2,666	2,348,169
California Public Finance Authority, RB, Series A, 6.38%, 06/01/59(b)	1,325	1,164,385
CSCDA Community Improvement Authority, RB, M/F Housing, Sustainability Bonds, 5.00%, 09/01/37(b)	100	98,436
Pleasanton Unified School District, GO, 4.25%, 08/01/50	2,330	2,129,513
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	940	942,196
		11,149,160
Security	Par (000)	Value
Colorado — 1.2%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/48	$1,700	$ 1,701,228
Colorado Health Facilities Authority, RB, 5.50%, 11/01/47	205	208,509
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	830	815,480
		2,725,217
Connecticut — 1.6%
State of Connecticut Special Tax Revenue, RB
Series A, 5.25%, 07/01/42	305	324,526
Series A-2, 5.00%, 07/01/43	1,420	1,479,978
State of Connecticut, GO, Series A, 5.00%, 04/15/38	1,690	1,750,721
		3,555,225
District of Columbia — 0.0%
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, Series A, 2nd Lien, Sustainability Bonds, 4.38%, 07/15/59	105	93,859
Florida — 9.6%
Capital Trust Agency, Inc., RB(b)
Series A, 5.00%, 06/01/45	465	388,220
Series A, 5.50%, 06/01/57	165	135,031
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, Series B, 5.50%, 09/01/53	1,700	1,784,559
Collier County Health Facilities Authority, RB, 4.00%, 05/01/52	1,070	821,347
County of Broward Florida Tourist Development Tax Revenue, Refunding RB, Convertible, 4.00%, 09/01/51	1,700	1,411,212
County of Miami-Dade Seaport Department, Refunding RB
Series A-2, (AGM), 4.00%, 10/01/49	1,700	1,562,496
Series A, AMT, 5.00%, 10/01/38	950	954,209
Series A-1, AMT, 4.00%, 10/01/45	3,530	3,123,906
Series B-1, AMT, Subordinate, 4.00%, 10/01/46	1,700	1,404,888
Cypress Bluff Community Development District, SAB, Series A, 3.80%, 05/01/50(b)	725	540,018
Finley Woods Community Development District, SAB
4.00%, 05/01/40	265	227,215
4.20%, 05/01/50	450	358,803
Florida Development Finance Corp., RB, AMT, 5.00%, 05/01/29(b)	470	473,570
Florida Development Finance Corp., Refunding RB
AMT, 5.00%, 07/01/44	1,760	1,672,502
AMT, 5.25%, 07/01/47	400	380,000
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	210	215,248
Lee County Industrial Development Authority, RB
Series B-2, 4.38%, 11/15/29	505	510,088
Series B-3, 4.13%, 11/15/29	525	528,772
Mid-Bay Bridge Authority, Refunding RB, Series C, 5.00%, 10/01/35	500	501,479
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	1,000	799,983
Osceola Chain Lakes Community Development District, SAB
4.00%, 05/01/40	670	577,671
4.00%, 05/01/50	640	490,934
Palm Beach County Health Facilities Authority, Refunding RB, 4.00%, 08/15/49	2,065	1,704,912

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Florida (continued)
Southern Groves Community Development District No. 5, Refunding SAB, 4.00%, 05/01/43	$380	$ 315,630
University of Florida Department of Housing & Residence Education Hsg Sys Rev, RB, Series A, (BAM-TCRS), 3.00%, 07/01/51	1,000	660,884
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	210	197,383
		21,740,960
Georgia — 2.1%
DeKalb County Housing Authority, Refunding RB, 4.13%, 12/01/34	1,820	1,823,392
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	195	131,625
Main Street Natural Gas, Inc., Refunding RB, Series E-2, 4.62%, 12/01/53(a)	2,830	2,835,248
		4,790,265
Hawaii — 0.9%
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	740	740,000
AMT, 5.25%, 08/01/26	1,205	1,206,932
		1,946,932
Illinois — 7.7%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	1,225	1,228,599
Series A, 5.00%, 12/01/40	1,165	1,105,417
Chicago O’Hare International Airport, ARB
Class A, AMT, Senior Lien, 5.50%, 01/01/53	3,700	3,716,486
Series B, Senior Lien, 4.50%, 01/01/56	2,575	2,328,286
Illinois Finance Authority, Refunding RB
4.00%, 02/15/27(c)	995	1,017,760
4.00%, 02/15/41	5	4,495
Illinois Housing Development Authority, RB, S/F Housing, Series G, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 10/01/42	515	506,045
Illinois Municipal Electric Agency, Refunding RB, Series A, 5.00%, 02/01/32	880	880,303
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	4,885	4,854,350
Series A, 5.00%, 01/01/45	980	983,472
Series A, 4.00%, 01/01/46	1,000	859,840
		17,485,053
Indiana — 1.3%
Indiana Finance Authority, RB
5.00%, 06/01/51	220	181,642
5.00%, 06/01/56	190	153,129
Indiana Finance Authority, Refunding RB
5.50%, 10/01/50	665	688,706
Series C, 5.25%, 10/01/46	630	650,430
Security	Par (000)	Value
Indiana (continued)
Indiana Finance Authority, Refunding RB (continued)
Series C, 5.25%, 10/01/47	$220	$ 226,368
Indianapolis Local Public Improvement Bond Bank, Refunding ARB, Series B1, 5.25%, 01/01/55	990	1,002,663
		2,902,938
Iowa — 0.4%
Iowa Finance Authority, Refunding RB, Series A, 5.13%, 05/15/59	850	799,079
Kentucky — 0.5%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(b)	150	131,188
Kentucky Public Energy Authority, Refunding RB, Series B, 5.00%, 01/01/55(a)	990	1,047,083
		1,178,271
Louisiana — 1.3%
Louisiana Public Facilities Authority, RB, AMT, 5.75%, 09/01/64	1,070	1,082,021
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/48	1,995	1,980,652
		3,062,673
Maryland — 2.8%
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	2,450	2,454,289
Maryland Community Development Administration, Refunding RB, S/F Housing, Series C, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.50%, 09/01/49	1,095	982,750
Maryland Economic Development Corp., RB, Class B, AMT, Sustainability Bonds, 5.00%, 12/31/40	525	521,626
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/50	1,000	832,876
Maryland Stadium Authority, RB, 5.00%, 06/01/54	1,480	1,488,115
		6,279,656
Massachusetts — 1.7%
Commonwealth of Massachusetts, GOL
Series D, 4.00%, 02/01/43	1,550	1,400,375
Series E, 5.00%, 11/01/49	1,210	1,220,797
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	940	928,750
Series A, 5.00%, 01/01/47	420	390,892
		3,940,814
Michigan — 2.2%
Michigan Finance Authority, RB, 4.00%, 02/15/44	2,500	2,135,266
Michigan Finance Authority, Refunding RB
4.00%, 09/01/46	550	452,793
4.00%, 11/15/46	1,300	1,085,392
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	895	837,918
Ottawa County Building Authority, RB, 4.00%, 05/01/47	500	436,965
		4,948,334
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Minnesota — 1.5%
Minneapolis-St Paul Metropolitan Airports Commission, ARB, Series B, AMT, 5.25%, 01/01/49	$1,900	$ 1,871,238
Minnesota Housing Finance Agency, RB, S/F Housing, Series M, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.10%, 07/01/42	1,520	1,601,571
		3,472,809
Mississippi — 1.0%
Mississippi Development Bank, RB, 6.88%, 12/01/40	2,225	2,258,288
Missouri — 0.3%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 5.25%, 02/01/54	330	307,016
Missouri Housing Development Commission, RB, S/F Housing, Series C, (FHLMC, FNMA, GNMA), 5.00%, 11/01/55	380	376,918
		683,934
Montana — 0.1%
Montana Board of Housing, RB, S/F Housing, Series B-2, 3.60%, 12/01/47	165	128,992
Nevada — 0.5%
City of Las Vegas Nevada Special Improvement District No. 814, SAB
4.00%, 06/01/39	120	106,006
4.00%, 06/01/44	305	251,677
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	305	307,124
5.00%, 07/01/45	400	396,912
		1,061,719
New Hampshire — 2.9%
National Finance Authority Affordable Housing Certificates, RB, M/F Housing, Series 2024-1, Class A, 4.15%, 10/20/40	2,307	2,169,927
New Hampshire Business Finance Authority, RB
Series 2025-1, Class A1, 4.09%, 01/20/41(a)	364	343,542
Series A, 5.50%, 06/01/55	2,180	2,206,897
New Hampshire Business Finance Authority, RB, M/F Housing
1st Series, Class B, 5.75%, 04/28/42	545	547,677
Series 2025, 5.15%, 09/28/37	860	840,773
Series 2, Sustainability Bonds, 4.25%, 07/20/41	547	518,660
		6,627,476
New Jersey — 8.4%
New Jersey Economic Development Authority, RB
5.00%, 06/15/34	635	671,917
5.00%, 06/15/36	810	842,403
AMT, 5.00%, 01/01/31	1,355	1,357,637
AMT, 5.38%, 01/01/43	1,940	1,940,213
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	1,500	1,265,525
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 4.25%, 12/01/45	235	228,184
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	830	819,987
Series C, AMT, Subordinate, 5.00%, 12/01/52	1,355	1,250,770
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series M, 5.10%, 10/01/50	1,250	1,251,071
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	1,820	1,805,999
Security	Par (000)	Value
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB, Series CC, 5.25%, 06/15/55	$2,550	$ 2,589,927
New Jersey Turnpike Authority, RB, Series A, 5.25%, 01/01/55	1,070	1,102,217
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	1,000	973,057
Series A, 5.25%, 06/01/46	2,240	2,243,227
Sub-Series B, 5.00%, 06/01/46	710	681,844
		19,023,978
New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	135	126,851
New York — 8.2%
City of New York, GO
Series D, 4.00%, 04/01/50	1,190	985,446
Series G-1, 5.25%, 02/01/53	195	198,817
New York City Transitional Finance Authority, RB, Series G-1, 5.00%, 05/01/47	1,250	1,259,864
New York Liberty Development Corp., Refunding RB
Class 1, 5.00%, 11/15/44(b)	760	729,687
Series 1, 4.00%, 02/15/43	1,750	1,572,841
Series A, Sustainability Bonds, 3.00%, 11/15/51	210	141,070
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/55	750	753,314
New York State Thruway Authority, RB, Sustainability Bonds, 4.13%, 03/15/56	1,675	1,454,304
New York Transportation Development Corp., ARB, AMT, 5.63%, 04/01/40	465	476,873
New York Transportation Development Corp., RB
5.38%, 06/30/60	5,350	5,228,704
AMT, 5.00%, 10/01/35	1,025	1,039,143
AMT, 4.00%, 04/30/53	605	464,986
AMT, Sustainability Bonds, 5.25%, 06/30/60	2,055	1,987,419
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB, Series A, 4.13%, 05/15/53	1,535	1,306,216
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	895	862,416
		18,461,100
North Dakota — 0.4%
City of Grand Forks North Dakota, RB, Series A, 5.00%, 12/01/48	880	864,382
Ohio — 2.6%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	2,155	1,749,561
Columbus-Franklin County Finance Authority, RB, M/F Housing, (FNMA), 4.82%, 11/01/43	705	707,206
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	270	271,866
State of Ohio, RB, Series P3, AMT, 5.00%, 12/31/39	1,325	1,322,756
State of Ohio, Refunding RB, Series A, (BAM-TCRS), 4.00%, 01/15/50	2,275	1,898,219
		5,949,608
Oklahoma — 2.6%
Oklahoma Turnpike Authority, RB
5.50%, 01/01/53	2,055	2,130,751
Series A, 4.00%, 01/01/48	3,600	3,142,017
Tulsa Municipal Airport Trust Trustees, Refunding ARB, AMT, 6.25%, 12/01/35	470	517,345
		5,790,113

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Pennsylvania — 12.1%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.50%, 01/01/53	$670	$ 677,440
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	200	158,860
Chester County Health and Education Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/52	2,000	1,967,202
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB, Series B, 4.50%, 09/01/48	1,415	1,335,341
Geisinger Authority, Refunding RB
4.00%, 04/01/50	3,080	2,551,678
Series A-1, 4.00%, 02/15/47	2,815	2,377,360
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/44	675	627,027
Montgomery County Higher Education and Health Authority, Refunding RB
Class B, 5.00%, 05/01/57	2,500	2,394,920
Series B, (BAM-TCRS), 4.00%, 05/01/52	2,115	1,702,854
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	590	547,775
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	5,930	5,626,789
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.50%, 06/30/43	515	525,536
AMT, 5.25%, 06/30/53	1,000	939,614
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 143A, Sustainability Bonds, 5.45%, 04/01/51	3,300	3,370,880
Philadelphia Authority for Industrial Development, RB, 5.25%, 11/01/52	1,285	1,278,167
Pittsburgh School District, GOL, (SAW), 3.00%, 09/01/41	1,165	883,101
School District of Philadelphia, GOL, Series A, (SAW), 5.50%, 09/01/48	400	413,611
		27,378,155
Puerto Rico — 5.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	5,022	4,488,599
Series A-1, Restructured, 5.00%, 07/01/58	4,244	3,863,776
Series A-2, Restructured, 4.78%, 07/01/58	264	233,724
Series A-2, Restructured, 4.33%, 07/01/40	1,709	1,582,370
Series B-2, Restructured, 4.78%, 07/01/58	394	345,970
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	3,957	1,221,355
		11,735,794
South Carolina — 3.0%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	1,970	2,089,380
South Carolina Jobs-Economic Development Authority, RB(b)
5.00%, 01/01/55	825	649,964
7.50%, 08/15/62	390	349,972
Security	Par (000)	Value
South Carolina (continued)
South Carolina Public Service Authority, Refunding RB, Series B, 5.00%, 12/01/46	$2,080	$ 2,074,569
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series B, (FHLMC, FNMA, GNMA), 5.00%, 07/01/50	1,640	1,641,518
		6,805,403
Tennessee — 0.7%
Metropolitan Government Nashville & Davidson County Sports Authority, RB, Series A, Senior Lien, 5.25%, 07/01/48	1,020	1,048,188
Metropolitan Government of Nashville & Davidson County TN Water & Sewer Revenue, Refunding RB, 5.25%, 07/01/55	615	635,313
		1,683,501
Texas — 12.0%
Alamo Heights Independent School District, GO, (PSF), 4.00%, 02/01/51	2,415	2,054,005
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	410	388,746
7.88%, 11/01/62	360	361,475
Aubrey Independent School District, GO, (PSF), 4.00%, 02/15/52	1,000	840,990
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/33	2,500	2,499,614
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, 5.00%, 11/15/53	635	637,946
City of Houston Texas Airport System Revenue, ARB
Series B, 5.50%, 07/15/36	100	103,149
Series B, AMT, 5.50%, 07/15/37	260	268,209
Conroe Independent School District, GO, (PSF), 4.00%, 02/15/50	600	514,838
Dallas Independent School District, Refunding GO, (PSF), 4.00%, 02/15/53	900	753,498
Del Valle Independent School District Texas, GO, (PSF), 4.00%, 06/15/47	1,410	1,221,678
Eagle Mountain & Saginaw Independent School District, GO, (PSF), 4.00%, 08/15/54	850	708,887
EP Royal Estates PFC, RB, M/F Housing, 4.25%, 10/01/39	335	314,815
Leander Independent School District, Refunding GO, Series A, (PSF), 5.00%, 08/15/50	1,325	1,341,276
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	440	331,908
Northwest Independent School District, GO, (PSF), 5.25%, 02/15/55	690	714,574
Tarrant County Cultural Education Facilities Finance Corp., RB, 5.00%, 11/15/51	1,620	1,603,423
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 11/15/40	2,500	2,392,258
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	255	202,348
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	2,935	3,127,643
Texas Municipal Gas Acquisition & Supply Corp. IV, RB, Series B, 5.50%, 01/01/54(a)	2,500	2,710,231
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
Texas (continued)
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.50%, 12/31/58	$1,050	$ 1,055,246
Ysleta Independent School District, GO, (PSF), 4.25%, 08/15/56	3,580	3,143,261
		27,290,018
Utah — 1.6%
Black Desert Public Infrastructure District, SAB, 5.63%, 12/01/53(b)	135	131,778
County of Utah, RB
Series A, 3.00%, 05/15/50	1,840	1,240,731
Series B, 4.00%, 05/15/47	1,340	1,125,954
Downtown Revitalization Public Infrastructure District, RB
Series A, 5.50%, 06/01/55	640	666,178
Series B, 5.50%, 06/01/55	225	231,947
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40(b)	325	303,098
		3,699,686
Virginia — 1.4%
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	955	795,034
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 12/31/52	1,230	1,126,841
AMT, 5.00%, 12/31/56	1,295	1,196,886
		3,118,761
Washington — 1.2%
County of King Washington Sewer Revenue, Refunding RB, Series A, Junior Lien, 2.52%, 01/01/40(a)	615	611,060
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44	875	847,287
Washington State Housing Finance Commission, RB, M/F Housing, Series 2, Class 1, Sustainability Bonds, 4.09%, 03/01/50(a)	891	819,445
Washington State Housing Finance Commission, Refunding RB
Series A, 5.00%, 07/01/43	215	208,220
Series A, 5.00%, 07/01/48	205	194,079
		2,680,091
Wisconsin — 2.2%
Public Finance Authority, RB
12/31/65(e)	755	787,488
Class A, 5.00%, 06/15/51(b)	550	409,830
Series A, 5.00%, 07/01/55(b)	305	256,372
Series A-1, 4.50%, 01/01/35(b)	460	439,736
Series A, AMT, Senior Lien, 5.75%, 07/01/49	1,350	1,343,154
Public Finance Authority, Refunding RB
5.00%, 09/01/49(b)	285	249,427
5.25%, 11/15/55	475	461,147
Series B, AMT, 5.00%, 07/01/42	990	943,583
		4,890,737
Wyoming — 0.3%
University of Wyoming, RB, Series C, 4.00%, 06/01/51	855	730,398
Total Municipal Bonds — 115.1% (Cost: $269,962,293)		260,592,245
Security	Par (000)	Value
Municipal Bonds Transferred to Tender Option Bond Trusts(f)
District of Columbia — 6.6%
District of Columbia Income Tax Revenue, Refunding RB, Series A, 5.00%, 06/01/50	$4,480	$ 4,533,946
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, 5.00%, 10/01/50	6,218	6,132,635
Series A, 5.50%, 10/01/55	4,160	4,286,611
		14,953,192
Florida — 5.3%
JEA Water & Sewer System Revenue, Refunding RB, Series A, 5.25%, 10/01/49	4,915	5,082,235
Tampa Bay Water, RB, Series A, 5.25%, 10/01/54(g)	6,672	6,885,611
		11,967,846
Massachusetts — 5.4%
Commonwealth of Massachusetts, GO, Series 2024, 5.00%, 12/01/51	8,800	8,897,057
Commonwealth of Massachusetts, GOL, Series A, 5.00%, 04/01/55	3,380	3,410,182
		12,307,239
Missouri — 1.8%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53(g)	5,000	4,011,335
New York — 18.4%
New York City Municipal Water Finance Authority, RB, Series AA, 5.00%, 06/15/51(g)	6,895	6,930,277
New York City Transitional Finance Authority, RB, 5.00%, 05/01/47	6,520	6,578,984
New York Power Authority, RB, Series A, Sustainability Bonds, 5.13%, 11/15/63	3,373	3,420,042
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/53(g)	3,073	3,086,283
New York Transportation Development Corp., RB, AMT, Sustainability Bonds, 5.13%, 06/30/60	10,000	9,363,221
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 4.13%, 05/15/53	5,773	4,912,762
Series A, 4.50%, 05/15/63	8,264	7,403,596
		41,695,165
Oregon — 2.4%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 30A, AMT, Sustainability Bonds, 5.25%, 07/01/45	5,320	5,417,751
Pennsylvania — 5.3%
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB, Series B, 5.50%, 09/01/53	2,831	2,931,461
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 143A, Sustainability Bonds, 5.38%, 10/01/46	3,989	4,050,600
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/52	4,995	5,088,555
		12,070,616

2025 BlackRock Annual Report to Shareholders

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
(Percentages shown are based on Net Assets)
Security	Par (000)	Value
South Carolina — 4.8%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54(a)	$10,005	$ 10,735,505
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 50.0% (Cost: $115,800,903)		113,158,649
Total Long-Term Investments — 165.1% (Cost: $385,763,196)		373,750,894

	Shares
Short-Term Securities
	Money Market Funds — 2.2%
BlackRock Liquidity Funds, MuniCash, Institutional Shares, 2.51%(h)(i)	5,042,574	5,043,078
	Total Short-Term Securities — 2.2% (Cost: $5,043,078)	5,043,078
	Total Investments — 167.3% (Cost: $390,806,274)	378,793,972
	Other Assets Less Liabilities — 2.4%	5,483,760
	Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (35.3)%	(79,847,084)
	VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (34.4)%	(78,000,000)
	Net Assets Applicable to Common Shares — 100.0%	$ 226,430,648

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	When-issued security.
(f)
Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)
All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between October 1, 2032 to June 1, 2046, is $15,258,787. See
Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended July 31, 2025 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Issuer	Value at 07/31/24	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 07/31/25	Shares Held at 07/31/25	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Shares	$ 401,079	$ 4,641,968 (a)	$ —	$ 152	$ (121)	$ 5,043,078	5,042,574	$ 265,762	$ —

(a)	Represents net amount purchased (sold).
Derivative Financial Instruments Categorized by Risk Exposure
For the period ended July 31, 2025, the effect of derivative financial instruments in the Statements of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$ —	$ —	$ —	$ —	$ (115,071)	$ —	$ (115,071)
Average Quarterly Balances of Outstanding Derivative Financial Instruments
Futures contracts:
Average notional value of contracts — short	$3,269,531
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Schedule of Investments

Schedule of Investments (continued)
July 31, 2025
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments at the measurement date. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.
	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$ —	$ 260,592,245	$ —	$ 260,592,245
Municipal Bonds Transferred to Tender Option Bond Trusts	—	113,158,649	—	113,158,649
Short-Term Securities
Money Market Funds	5,043,078	—	—	5,043,078
	$5,043,078	$373,750,894	$—	$378,793,972
The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:
	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(79,523,123)	$—	$(79,523,123)
VMTP Shares at Liquidation Value	—	(78,000,000)	—	(78,000,000)
	$—	$(157,523,123)	$—	$(157,523,123)
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Assets and Liabilities
July 31, 2025

	BFZ	BTT	BYM	MUC
ASSETS
Investments, at value — unaffiliated(a)	$ 591,570,800	$ 2,355,880,365	$ 489,355,983	$ 1,763,314,938
Investments, at value — affiliated(b)	7,622,997	19,711,831	2,897,815	18,804,567
Receivables:
Investments sold	—	200,000	5,000	10,514,154
TOB Trust	9,999,000	—	—	9,748,992
Dividends — affiliated	7,880	69,442	9,470	22,890
Interest — unaffiliated	8,021,598	21,378,298	5,245,547	22,598,114
Prepaid expenses	102,485	1,323,871	—	339,657
Total assets	617,324,760	2,398,563,807	497,513,815	1,825,343,312
ACCRUED LIABILITIES
Bank overdraft	—	—	2,684	4,662,082
Payables:
Investments purchased	23,371,567	13,780,150	—	35,293,497
Accounting services fees	23,259	120,181	34,500	100,455
Capital shares redeemed	—	431,499	—	—
Custodian fees	3,257	12,112	3,455	9,604
Income dividend distributions — Common Shares	98,611	197,602	69,525	403,909
Interest expense and fees	395,593	653,206	642,983	955,818
Investment advisory fees	274,657	804,577	231,344	836,517
Trustees’ and Officer’s fees	76,694	8,112	51,351	627,696
Other accrued expenses	23,589	71,406	46,309	53,152
Professional fees	27,691	42,955	23,504	33,314
Reorganization costs	119,169	—	317,951	83,009
Transfer agent fees	23,221	32,857	14,550	11,980
Total accrued liabilities	24,437,308	16,154,657	1,438,156	43,071,033
OTHER LIABILITIES
TOB Trust Certificates	80,299,992	83,414,981	103,507,663	204,129,988
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	171,090,922	749,945,849	—	525,858,515
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	—	—	97,600,000	—
Total other liabilities	251,390,914	833,360,830	201,107,663	729,988,503
Total liabilities	275,828,222	849,515,487	202,545,819	773,059,536
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 341,496,538	$ 1,549,048,320	$ 294,967,996	$ 1,052,283,776
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 413,139,237	$ 1,556,542,997	$ 349,384,765	$ 1,312,580,227
Accumulated loss	(71,642,699)	(7,494,677)	(54,416,769)	(260,296,451)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 341,496,538	$ 1,549,048,320	$ 294,967,996	$ 1,052,283,776
Net asset value per Common Share	$ 11.36	$ 24.23	$ 11.39	$ 11.17
(a) Investments, at cost—unaffiliated	$609,959,556	$2,370,068,610	$493,595,598	$1,804,144,198
(b) Investments, at cost—affiliated	$7,622,997	$19,711,831	$2,897,771	$18,804,567
(c) Preferred Shares outstanding	1,713	7,500	976	5,264
(d) Preferred Shares authorized	3,426	7,650	Unlimited	26,128
(e) Par value per Preferred Share	$0.001	$0.001	$0.001	$0.10
(f) Common Shares outstanding	30,063,645	63,931,752	25,903,340	94,183,923
(g) Common Shares authorized	Unlimited	Unlimited	Unlimited	199,973,872
(h) Par value per Common Share	$0.001	$0.001	$0.001	$0.10
See notes to financial statements.
Financial Statements

Statements of Assets and Liabilities  (continued)
July 31, 2025

MUE
ASSETS
Investments, at value — unaffiliated(a)	$ 373,750,894
Investments, at value — affiliated(b)	5,043,078
Receivables:
Investments sold	2,912,060
Dividends — affiliated	11,621
Interest — unaffiliated	3,770,561
Total assets	385,488,214
ACCRUED LIABILITIES
Bank overdraft	2,871
Payables:
Investments purchased	775,445
Accounting services fees	33,054
Custodian fees	2,152
Income dividend distributions — Common Shares	38,821
Interest expense and fees	323,961
Investment advisory fees	178,306
Trustees’ and Officer’s fees	1,552
Other accrued expenses	35,027
Professional fees	20,483
Reorganization costs	116,019
Transfer agent fees	6,752
Total accrued liabilities	1,534,443
OTHER LIABILITIES
TOB Trust Certificates	79,523,123
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	78,000,000
Total other liabilities	157,523,123
Total liabilities	159,057,566
Commitments and contingent liabilities
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 226,430,648
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$ 278,680,289
Accumulated loss	(52,249,641)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$ 226,430,648
Net asset value per Common Share	$ 10.33
(a) Investments, at cost—unaffiliated	$385,763,196
(b) Investments, at cost—affiliated	$5,043,078
(c) Preferred Shares outstanding	780
(d) Preferred Shares authorized	9,490
(e) Par value per Preferred Share	$0.10
(f) Common Shares outstanding	21,918,068
(g) Common Shares authorized	199,990,510
(h) Par value per Common Share	$0.10
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Operations
Year Ended July 31, 2025

	BFZ	BTT	BYM	MUC
INVESTMENT INCOME
Dividends — affiliated	$137,607	$1,226,873	$266,817	$1,190,146
Interest — unaffiliated	25,476,442	81,287,221	22,744,821	81,503,174
Total investment income	25,614,049	82,514,094	23,011,638	82,693,320
EXPENSES
Investment advisory	3,242,438	9,547,369	2,717,597	10,147,888
Liquidity fees	1,051,661	5,421,391	—	3,231,723
Reorganization	294,720	—	336,020	375,206
Proxy	258,847	—	—	—
Remarketing fees on Preferred Shares	145,488	749,991	—	447,079
Professional	88,618	142,536	86,038	119,983
Accounting services	46,023	235,920	67,658	197,079
Transfer agent	41,706	58,288	41,445	94,743
Trustees and Officer	30,310	92,369	24,709	122,210
Registration	10,529	23,569	9,069	32,765
Custodian	6,041	23,391	5,580	8,634
Printing and postage	4,213	10,818	640	6,915
Miscellaneous	71,298	90,781	91,429	87,091
Total expenses excluding interest expense, fees and amortization of offering costs	5,291,892	16,396,423	3,380,185	14,871,316
Interest expense, fees and amortization of offering costs(a)	7,057,350	25,763,106	6,770,271	22,945,165
Total expenses	12,349,242	42,159,529	10,150,456	37,816,481
Less: Fees waived and/or reimbursed by the Manager	(479,475)	(48,268)	(248,985)	(1,147,496)
Total expenses after fees waived and/or reimbursed	11,869,767	42,111,261	9,901,471	36,668,985
Net investment income	13,744,282	40,402,833	13,110,167	46,024,335
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(2,023,827)	2,223,380	(1,796,089)	(17,148,497)
Futures contracts	(882,596)	—	(814,230)	(3,081,786)
	(2,906,423)	2,223,380	(2,610,319)	(20,230,283)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(34,648,533)	11,823,880	(27,483,606)	(101,522,805)
Futures contracts	—	—	403,362	1,502,828
	(34,648,533)	11,823,880	(27,080,244)	(100,019,977)
Net realized and unrealized gain (loss)	(37,554,956)	14,047,260	(29,690,563)	(120,250,260)
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(23,810,674)	$54,450,093	$(16,580,396)	$(74,225,925)
(a) All or a portion of is related to TOB Trusts, VMTP and/or RVMTP Shares.
See notes to financial statements.
Financial Statements

Statements of Operations  (continued)
Year Ended July 31, 2025

MUE
INVESTMENT INCOME
Dividends — affiliated	$265,762
Interest — unaffiliated	16,954,771
Total investment income	17,220,533
EXPENSES
Investment advisory	2,086,043
Reorganization	116,999
Professional	84,649
Accounting services	65,556
Transfer agent	51,698
Trustees and Officer	16,076
Registration	8,575
Printing and postage	5,576
Custodian	3,768
Miscellaneous	92,442
Total expenses excluding interest expense, fees and amortization of offering costs	2,531,382
Interest expense, fees and amortization of offering costs(a)	5,112,676
Total expenses	7,644,058
Less: Fees waived and/or reimbursed by the Manager	(258,396)
Total expenses after fees waived and/or reimbursed	7,385,662
Net investment income	9,834,871
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,528,537)
Investments — affiliated	152
Futures contracts	(115,071)
(6,643,456)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(18,273,485)
Investments — affiliated	(121)
(18,273,606)
Net realized and unrealized loss	(24,917,062)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(15,082,191)
(a) All or a portion of is related to TOB Trusts, VMTP and/or RVMTP Shares.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets

	BFZ		BTT
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/25	Year Ended 07/31/24

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$13,744,282	$11,951,006	$40,402,833	$37,064,900
Net realized gain (loss)	(2,906,423)	(7,608,553)	2,223,380	(606,301)
Net change in unrealized appreciation (depreciation)	(34,648,533)	7,667,937	11,823,880	10,193,913
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(23,810,674)	12,010,390	54,450,093	46,652,512
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(12,199,737)	(14,235,705)	(36,332,887)	(39,168,261)
Return of capital	(9,085,324)	(3,261,893)	—	—
Decrease in net assets resulting from distributions to Common Shareholders	(21,285,061)	(17,497,598)	(36,332,887)	(39,168,261)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(2,247,478)	(35,713,944)	(101,079,340)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(45,095,735)	(7,734,686)	(17,596,738)	(93,595,089)
Beginning of year	386,592,273	394,326,959	1,566,645,058	1,660,240,147
End of year	$341,496,538	$386,592,273	$1,549,048,320	$1,566,645,058

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Changes in Net Assets (continued)

	BYM		MUC
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/25	Year Ended 07/31/24

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$13,110,167	$12,157,072	$46,024,335	$40,555,015
Net realized loss	(2,610,319)	(15,992,760)	(20,230,283)	(60,895,700)
Net change in unrealized appreciation (depreciation)	(27,080,244)	16,848,462	(100,019,977)	58,380,936
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(16,580,396)	13,012,774	(74,225,925)	38,040,251
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(11,973,149)	(13,440,031)	(41,082,868)	(44,717,738)
Return of capital	(5,123,055)	(1,413,135)	(18,441,371)	(4,569,504)
Decrease in net assets resulting from distributions to Common Shareholders	(17,096,204)	(14,853,166)	(59,524,239)	(49,287,242)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(3,332,710)	—	(12,545,146)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(33,676,600)	(5,173,102)	(133,750,164)	(23,792,137)
Beginning of year	328,644,596	333,817,698	1,186,033,940	1,209,826,077
End of year	$294,967,996	$328,644,596	$1,052,283,776	$1,186,033,940

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Changes in Net Assets (continued)

	MUE
	Year Ended 07/31/25	Year Ended 07/31/24

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
OPERATIONS
Net investment income	$9,834,871	$8,647,040
Net realized loss	(6,643,456)	(6,211,412)
Net change in unrealized appreciation (depreciation)	(18,273,606)	11,636,129
Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(15,082,191)	14,071,757
DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(8,881,833)	(9,528,291)
Return of capital	(4,269,008)	(928,904)
Decrease in net assets resulting from distributions to Common Shareholders	(13,150,841)	(10,457,195)
CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(3,204,845)
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(28,233,032)	409,717
Beginning of year	254,663,680	254,253,963
End of year	$226,430,648	$254,663,680

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.
Financial Statements

Statements of Cash Flows
Year Ended July 31, 2025

	BFZ	BTT	BYM	MUC
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$(23,810,674)	$54,450,093	$(16,580,396)	$(74,225,925)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	279,274,496	516,284,112	123,683,980	958,071,476
Purchases of long-term investments	(301,639,436)	(542,136,424)	(157,630,247)	(1,054,925,525)
Net proceeds from sales (purchases) of short-term securities	(3,753,354)	35,771,420	(164,621)	63,695,670
Amortization of premium and accretion of discount on investments and other fees	1,284,545	12,897,751	(1,859,477)	2,123,977
Net realized (gain) loss on investments	2,023,827	(2,223,380)	1,796,089	17,148,497
Net unrealized (appreciation) depreciation on investments	34,648,533	(11,823,880)	27,483,606	101,522,805
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(4,116)	9,656	1,943	63,232
Interest — unaffiliated	(165,470)	(1,408,620)	(595,144)	(2,003,403)
Prepaid expenses	(283,362)	(1,274,865)	37,695	(843,421)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	11,206	56,703	16,005	47,642
Custodian fees	1,673	5,885	2,167	5,005
Interest expense and fees	136,619	(134,182)	24,616	70,811
Investment advisory fees	35,457	1,292	94,320	79,623
Trustees’ and Officer’s fees	6,408	(2,921)	4,126	19,474
Other accrued expenses	10,003	45,477	31,582	39,861
Professional fees	(18,782)	(13,596)	(13,387)	(15,481)
Proxy fees	(83,023)	—	—	—
Reorganization costs	119,169	—	317,951	83,009
Transfer agent fees	10,354	(11,162)	(3,153)	(7,518)
Variation margin on futures contracts	—	—	(94,749)	(361,203)
Net cash provided by (used for) operating activities	(12,195,927)	60,493,359	(23,447,094)	10,588,606
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(22,960,205)	(39,179,681)	(18,386,604)	(63,688,250)
Repayments of TOB Trust Certificates	(5,335,000)	—	(14,238,456)	(89,124,993)
Net payments on Common Shares redeemed	—	(35,282,445)	—	—
Proceeds from TOB Trust Certificates	40,490,994	13,844,999	55,764,237	136,320,997
Increase (decrease) in bank overdraft	(4,976)	(22,907)	(4,083)	4,643,078
Amortization of deferred offering costs	5,114	146,675	—	13,562
Net cash provided by (used for) for financing activities	12,195,927	(60,493,359)	23,135,094	(11,835,606)
CASH
Net decrease in restricted and unrestricted cash	—	—	(312,000)	(1,247,000)
Restricted and unrestricted cash at beginning of year	—	—	312,000	1,247,000
Restricted and unrestricted cash at end of year	$—	$—	$—	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$6,915,617	$25,750,613	$6,745,655	$22,860,792
See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Statements of Cash Flows  (continued)
Year Ended July 31, 2025

MUE
CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(15,082,191)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	211,346,239
Purchases of long-term investments	(261,959,213)
Net proceeds from sales of short-term securities	8,358,032
Amortization of premium and accretion of discount on investments and other fees	455,617
Net realized loss on investments	6,528,385
Net unrealized depreciation on investments	18,273,606
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(712)
Interest — unaffiliated	(17,731)
Prepaid expenses	35,518
Increase (Decrease) in Liabilities
Payables
Accounting services fees	16,129
Custodian fees	1,124
Interest expense and fees	16,197
Investment advisory fees	79,988
Trustees’ and Officer’s fees	(250)
Other accrued expenses	24,120
Professional fees	(18,369)
Reorganization costs	116,019
Transfer agent fees	(2,673)
Net cash used for operating activities	(31,830,165)
CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(14,098,333)
Repayments of TOB Trust Certificates	(41,708,626)
Proceeds from TOB Trust Certificates	87,640,092
Decrease in bank overdraft	(2,968)
Net cash provided by financing activities	31,830,165
CASH
Net increase in restricted and unrestricted cash	—
Restricted and unrestricted cash at beginning of year	—
Restricted and unrestricted cash at end of year	$—
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$5,096,479
See notes to financial statements.
Financial Statements

Financial Highlights
(For a share outstanding throughout each period)

	BFZ
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21

Net asset value, beginning of year	$12.86	$13.03	$13.41	$16.29	$15.86
Net investment income(a)	0.46	0.40	0.41	0.53	0.54
Net realized and unrealized gain (loss)	(1.25)	0.01	(0.33)	(2.82)	0.37
Net increase (decrease) from investment operations	(0.79)	0.41	0.08	(2.29)	0.91
Distributions to Common Shareholders(b)
From net investment income	(0.41)	(0.47)	(0.46)	(0.51)	(0.48)
From net realized gain	—	—	—	(0.08)	—
Return of capital	(0.30)	(0.11)	—	—	—
Total distributions to Common Shareholders	(0.71)	(0.58)	(0.46)	(0.59)	(0.48)
Net asset value, end of year	$11.36	$12.86	$13.03	$13.41	$16.29
Market price, end of year	$10.44	$12.03	$11.59	$11.65	$15.01
Total Return Applicable to Common Shareholders(c)
Based on net asset value	(5.97)%	3.78%	1.20%	(13.93)%	6.24%
Based on market price	(7.63)%	9.14%	3.62%	(18.85)%	12.59%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.33%(e)	3.43%(f)	2.95%(g)	1.67%	1.49%
Total expenses after fees waived and/or reimbursed	3.20%(e)	3.39%(f)	2.95%(g)	1.67%	1.49%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(h)	1.26%(i)	0.88%	0.96%	1.02%	1.01%
Net investment income to Common Shareholders	3.70%	3.12%	3.17%	3.56%	3.37%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$341,497	$386,592	$394,327	$417,250	$510,656
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$171,300	$—	$—	$—	$—
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$235,730 (j)	$—	$—	$—	$—
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$—	$171,300	$171,300	$171,300	$171,300
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$—	$287,262 (k)	$291,013 (k)	$254,015 (k)	$398,106 (l)
TOB Trust Certificates, end of year (000)	$80,300	$35,145	$35,140	$99,616	$143,276
Asset coverage per $1,000 of TOB Trust Certificates, end of year(m)	$7,383	$16,874	$17,096	$6,908	N/A
Portfolio turnover rate	48%	65%	94%	59%	19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)
Includes non-recurring expenses of proxy fees and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.18%
and 3.05%, respectively.

(f)
Includes non-recurring expenses of proxy fees and reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.24%
and 3.20%, respectively.

(g)	Includes non-recurring expenses of proxy costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 2.86% and 2.86%, respectively.
(h)	Interest expense and fees, amortization of offering costs related to TOB Trusts and/or VRDP/VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)
For the year ended July 31, 2025, the total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees was 0.94%.

(j)
Calculated by subtracting the Trust’s total liabilities (not including VRDP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)
Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(l)
Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)
(m)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including VRDP/VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BTT
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21

Net asset value, beginning of year	$23.88	$23.55	$24.27	$27.32	$26.31
Net investment income(a)	0.62	0.55	0.60	0.93	1.00
Net realized and unrealized gain (loss)	0.29	0.36	(0.62)	(3.23)	0.76
Net increase (decrease) from investment operations	0.91	0.91	(0.02)	(2.30)	1.76
Distributions to Common Shareholders from net investment income(b)	(0.56)	(0.58)	(0.70)	(0.75)	(0.75)
Net asset value, end of year	$24.23	$23.88	$23.55	$24.27	$27.32
Market price, end of year	$22.16	$21.12	$21.00	$23.65	$26.27
Total Return Applicable to Common Shareholders(c)
Based on net asset value	4.13%	4.27%	0.29%	(8.41)%	6.92%
Based on market price	7.68%	3.42%	(8.22)%	(7.17)%	9.16%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	2.69%	2.97%	2.52%	1.17%	1.01%
Total expenses after fees waived and/or reimbursed	2.69%	2.96%	2.52%	1.17%	1.01%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees and amortization of offering costs(e)	1.04%(f)	0.65%	0.64%	0.65%	0.65%
Net investment income to Common Shareholders	2.58%	2.33%	2.54%	3.64%	3.74%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,549,048	$1,566,645	$1,660,240	$1,711,088	$1,926,028
RVMTP Shares outstanding at $5,000,000 liquidation value, end of year (000)	$—	$—	$750,000	$750,000	$750,000
Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of year	$—	$—	$15,128,727 (g)	$13,753,263 (g)	$17,840,188 (h)
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$750,000	$750,000	$—	$—	$—
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$285,868 (i)	$291,155 (i)	$—	$—	$—
TOB Trust Certificates, end of year (000)	$83,415	$69,570	$69,570	$227,400	$233,220
Asset coverage per $1,000 of TOB Trust Certificates, end of year(j)	$28,561	$34,297	$35,641	$11,822	N/A
Portfolio turnover rate	22%	10%	13%	17%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense and fees, amortization of offering costs related to TOB Trusts and/or VRDP/RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(f)
For the year ended July 31, 2025, the total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, amortization of offering costs, liquidity and remarketing fees was 0.65%.

(g)
Calculated by subtracting the Trust’s total liabilities (not including RVMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the RVMTP Shares, and by multiplying the results by 5,000,000.

(h)
Calculated by subtracting the Trust’s total liabilities (not including RVMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the RVMTP Shares, and by multiplying the results by 5,000,000.

(i)
Calculated by subtracting the Trust’s total liabilities (not including VRDP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(j)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Fund’s total liabilities (not including
VRDP/RVMTP Shares and TOBs) from the Fund’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	BYM
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Period from 09/01/21 to 07/31/22	Year Ended 08/31/21	Year Ended 08/31/20

Net asset value, beginning of period	$12.69	$12.73	$13.56	$15.95	$15.57	$15.72
Net investment income(a)	0.51	0.47	0.48	0.58	0.70	0.66
Net realized and unrealized gain (loss)	(1.15)	0.06	(0.80)	(2.33)	0.37	(0.23)
Net increase (decrease) from investment operations	(0.64)	0.53	(0.32)	(1.75)	1.07	0.43
Distributions to Common Shareholders(b)
From net investment income	(0.46)	(0.52)	(0.46)	(0.64)	(0.69)	(0.58)
Return of capital	(0.20)	(0.05)	(0.05)	—	—	—
Total distributions to Common Shareholders	(0.66)	(0.57)	(0.51)	(0.64)	(0.69)	(0.58)
Net asset value, end of period	$11.39	$12.69	$12.73	$13.56	$15.95	$15.57
Market price, end of period	$10.42	$11.83	$11.23	$13.34	$16.06	$14.19
Total Return Applicable to Common Shareholders(c)
Based on net asset value	(4.77)%	4.95%	(1.81)%	(10.99)%(d)	7.14%	3.20%
Based on market price	(6.54)%	10.91%	(11.95)%	(13.04)%(d)	18.36%	4.19%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.21%(f)	3.31%	3.15%	1.68%(g)	1.49%	2.02%
Total expenses after fees waived and/or reimbursed	3.14%(f)	3.25%	3.15%	1.68%(g)	1.49%	2.02%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(h)	0.89%	0.88%	0.96%	0.97%(g)	0.96%	0.98%
Net investment income to Common Shareholders	4.15%	3.77%	3.79%	4.35%(g)	4.41%	4.31%
Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$294,968	$328,645	$333,818	$358,161	$421,245	$411,138
VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$97,600	$97,600	$137,200	$137,200	$137,200	$137,200
Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$246,671 (i)	$305,941 (i)	$288,190 (i)	$258,385 (i)	$407,030 (j)	$399,664 (j)
TOB Trust Certificates, end of period (000)	$103,508	$61,982	$40,183	$88,933	$107,358	$121,029
Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$4,793	$7,877	$12,722	$6,570	N/A	N/A
Portfolio turnover rate	25%	53%	26%	32%	5%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.11% and 3.03%, respectively.
(g)	Annualized.
(h)	Interest expense and fees, amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)
Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)
Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including
VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MUC
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21

Net asset value, beginning of year	$12.59	$12.68	$13.42	$16.16	$15.95
Net investment income(a)	0.49	0.43	0.43	0.58	0.65
Net realized and unrealized gain (loss)	(1.28)	0.00 (b)	(0.69)	(2.66)	0.21
Net increase (decrease) from investment operations	(0.79)	0.43	(0.26)	(2.08)	0.86
Distributions to Common Shareholders(c)
From net investment income	(0.43)	(0.47)	(0.42)	(0.66)	(0.65)
Return of capital	(0.20)	(0.05)	(0.06)	—	—
Total distributions to Common Shareholders	(0.63)	(0.52)	(0.48)	(0.66)	(0.65)
Net asset value, end of year	$11.17	$12.59	$12.68	$13.42	$16.16
Market price, end of year	$10.06	$11.15	$10.85	$12.58	$16.09
Total Return Applicable to Common Shareholders(d)
Based on net asset value	(5.97)%	4.21%	(1.27)%	(12.92)%	5.78%
Based on market price	(4.37)%	7.86%	(9.87)%	(18.01)%	14.52%
Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.32%(f)	3.33%	2.93%	1.75%(g)	1.46%
Total expenses after fees waived and/or reimbursed	3.22%(f)	3.28%	2.87%	1.69%(g)	1.41%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(h)	1.19%(i)	0.86%	0.89%	0.92%	0.92%
Net investment income to Common Shareholders	4.04%	3.47%	3.42%	4.08%	4.11%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,052,284	$1,186,034	$1,209,826	$1,309,300	$662,892
VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$526,400	$—	$—	$—	$—
Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$244,044 (j)	$—	$—	$—	$—
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$—	$526,400	$526,400	$526,400	$254,000
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$—	$276,078 (k)	$293,143 (k)	$249,806 (k)	$360,981 (l)
TOB Trust Certificates, end of year (000)	$204,130	$147,185	$99,990	$347,600	$152,145
Asset coverage per $1,000 of TOB Trust Certificates, end of year(m)	$8,731	$12,635	$18,364	$6,281	N/A
Portfolio turnover rate	54%	59%	47%	41%	4%

(a)	Based on average Common Shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.29% and 3.19%, respectively.
(g)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 1.71% and 1.65%, respectively.
(h)	Interest expense and fees, amortization of offering costs related to TOB Trusts and/or VRDP/VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)
For the year ended July 31, 2025, the total expense ratio after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, amortization of offering costs, reorganization costs, liquidity and remarketing fees was 0.87%.

(j)
Calculated by subtracting the Trust’s total liabilities (not including VRDP Shares and TOBs) from the Trust’s total assets and dividing this by sum of amount of TOBs and liquidation value of the VRDP Shares, and by multiplying the results by 100,000.

(k)
Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(l)
Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(m)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including
VRDP/VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

2025 BlackRock Annual Report to Shareholders

Financial Highlights (continued)
(For a share outstanding throughout each period)

	MUE
	Year Ended 07/31/25	Year Ended 07/31/24	Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21

Net asset value, beginning of year	$11.62	$11.42	$12.10	$14.49	$14.17
Net investment income(a)	0.45	0.39	0.39	0.56	0.65
Net realized and unrealized gain (loss)	(1.14)	0.29	(0.64)	(2.32)	0.28
Net increase (decrease) from investment operations	(0.69)	0.68	(0.25)	(1.76)	0.93
Distributions to Common Shareholders(b)
From net investment income	(0.41)	(0.44)	(0.38)	(0.63)	(0.61)
Return of capital	(0.19)	(0.04)	(0.05)	—	—
Total distributions to Common Shareholders	(0.60)	(0.48)	(0.43)	(0.63)	(0.61)
Net asset value, end of year	$10.33	$11.62	$11.42	$12.10	$14.49
Market price, end of year	$9.40	$10.45	$9.93	$11.45	$14.41
Total Return Applicable to Common Shareholders(c)
Based on net asset value	(5.70)%	6.77%	(1.48)%	(12.21)%	6.97%
Based on market price	(4.58)%	10.42%	(9.47)%	(16.47)%	14.89%
Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	3.12%(e)	3.16%	3.33%	1.75%	1.51%
Total expenses after fees waived and/or reimbursed	3.01%(e)	3.08%	3.29%	1.69%	1.48%
Total expenses after fees waived and/or reimbursed and excluding interest expense and fees, amortization of offering costs and/or reorganization costs(f)	0.88%	0.85%	0.95%	0.95%	0.93%
Net investment income to Common Shareholders	4.01%	3.47%	3.44%	4.25%	4.55%
Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$226,431	$254,664	$254,254	$272,564	$326,390
VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$78,000	$78,000	$131,000	$131,000	$131,000
Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$243,745 (g)	$328,209 (g)	$282,585 (g)	$252,124 (g)	$349,152 (h)
TOB Trust Certificates, end of year (000)	$79,523	$33,592	$8,253	$48,172	$59,850
Asset coverage per $1,000 of TOB Trust Certificates, end of year(i)	$4,828	$10,903	$47,681	$9,378	N/A
Portfolio turnover rate	59%	48%	25%	28%	7%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Includes non-recurring expenses of reorganization costs. Without these costs, total expenses and total expenses after fees waived and/or reimbursed would have been 3.07% and 2.97%, respectively.
(f)	Interest expense and fees, amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(g)
Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(h)
Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(i)
Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including
VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.
Financial Highlights

Notes to Financial Statements

1.
ORGANIZATION
The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:
Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock California Municipal Income Trust	BFZ	Delaware	Diversified
BlackRock Municipal 2030 Target Term Trust	BTT	Delaware	Diversified
BlackRock Municipal Income Quality Trust	BYM	Delaware	Diversified
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	Maryland	Diversified
BlackRock MuniHoldings Quality Fund II, Inc.	MUE	Maryland	Diversified
The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board”, and the directors/trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.
On January 20, 2025, the Board approved the reorganization of BlackRock Municipal Income Trust (BFK), BlackRock Municipal Income Trust II (BLE) and BYM into BlackRock MuniHoldings Fund, Inc. (MHD), with MHD continuing as the surviving fund. Subject to the requisite approvals by each Trust’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganizations are expected to occur during the fourth quarter of 2025.
On June 6, 2025, the Board approved the reorganization of BFZ into MUC, with MUC continuing as the surviving fund. Subject to the requisite approvals by each Trust’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the fourth quarter of 2025.
On June 6, 2025, the Board approved the reorganization of MUE into MHD, with MHD continuing as the surviving fund. Subject to the requisite approvals by each Trust’s respective common and preferred shareholders and the satisfaction of customary closing conditions, the reorganization is expected to occur during the fourth quarter of 2025.
The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.
2.
SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:  For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed.  Realized gains and losses on investment transactions are determined using the specific identification method.  Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value.  Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.
Cash: The Trusts may maintain cash at their custodian which, at times may exceed United States federally insured limits. The Trusts may, at times, have outstanding cash disbursements that exceed deposited cash amounts at the custodian during the reporting period. The Trusts are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.
Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:  Distributions from net investment income are declared monthly and paid monthly.  Distributions of capital gains are recorded on the ex-dividend dates and made at least annually.  The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.
Distributions to Preferred Shareholders are accrued and determined as described in Note 10.
Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each  Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.
The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.
Other:  Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
The Trusts have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges.
Segment Reporting: The Trusts adopted Financial Accounting Standards Board Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”) during the period. The Trusts’ adoption of the new standard impacted financial statement disclosures only and did not affect each Trust’s financial position or results of operations.
The Chief Financial Officer acts as the Trusts’ Chief Operating Decision Maker (“CODM”) and is responsible for assessing performance and allocating resources with respect to each Trust. The CODM has concluded that each Trust operates as a single operating segment since each Trust has a single investment strategy as disclosed in their prospectus, against which the CODM assesses performance. The financial information provided to and reviewed by the CODM is presented within the Trusts’ financial statements.
3.
INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:  Each Trust ’s investments are valued at fair value (also referred to as “market value” within the  financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:
•Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots of securities in certain asset classes may trade at lower prices than institutional round lots, and the value ultimately realized when the securities are sold could differ from the prices used by a fund. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.
•Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s NAV.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement as of the measurement date.
Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments at the measurement date. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:
•Level 1 – Unadjusted price quotations in active markets/exchanges that each Trust has the ability to access for identical assets or liabilities;
•Level 2 – Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly; and
•Level 3 – Inputs that are unobservable and significant to the entire fair value measurement for the asset or liability (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).
Notes to Financial Statements

Notes to Financial Statements  (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.  Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors.  The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.
4.
SECURITIES AND OTHER INVESTMENTS
Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Trusts to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations.
Municipal Bonds Transferred to TOB Trusts: The Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.
TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.
The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.
While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments.  Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.
Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.
Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

and amortization of offering costs in the Statements of Operations.  Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:
Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BFZ	$ 1,344,611	$ 177,369	$ 62,713	$ 1,584,693
BTT	2,109,734	215,932	246,122	2,571,788
BYM	2,327,910	282,760	121,792	2,732,462
MUC	5,245,536	659,559	219,690	6,124,785
MUE	1,603,267	205,880	77,957	1,887,104
For the year ended July 31, 2025, the following table is a summary of each Trust’s TOB Trusts:
Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BFZ	$ 154,696,528	$ 80,299,992	2.29% — 2.33%	$ 47,744,665	3.32%
BTT	123,936,197	83,414,981	2.33 — 2.39	71,694,146	3.58
BYM	151,120,251	103,507,663	2.29 — 2.34	81,286,886	3.36
MUC	297,827,835	204,129,988	2.30 — 2.39	181,343,251	3.38
MUE	113,158,649	79,523,123	2.29 — 2.41	56,888,332	3.32

(a)
The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB
Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)
TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB
Trust. If a Trust invests in a TOB Trust on a recourse basis, a Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity
Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”).
As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at July 31, 2025, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at July 31, 2025.

5.
DERIVATIVE FINANCIAL INSTRUMENTS
The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”).  Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
6.
INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the  Manager, the Trusts’ investment adviser and an indirect, majority-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.
Notes to Financial Statements

Notes to Financial Statements  (continued)

For such services, MUC and MUE pay the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Trust’s net assets:
	MUC	MUE
Investment advisory fees	0.55%	0.55%
For purposes of calculating these fees, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV.
For such services, BFZ and BYM pay the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets:
	BFZ	BYM
Investment advisory fees	0.55%	0.55%
For such services, BTT pays the Manager a monthly fee at an annual rate equal to 0.40% of the average daily value of the Trust’s managed assets.
For purposes of calculating these fees,“managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).
Expense Waivers and Reimbursements:  With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2027. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2025, the amounts waived were as follows:
Trust Name	Fees Waived and/or Reimbursed by the Manager
BFZ	$ 5,151
BTT	48,268
BYM	9,904
MUC	44,259
MUE	9,951
The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2027. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended July 31, 2025, there were no fees waived by the Manager pursuant to this arrangement.
The Manager, for MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice.This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2025 the waiver was $50,316.
With respect to each Trust (excluding BTT), the Manager voluntarily agreed to waive a portion of its investment advisory fee attributable to each Trust’s outstanding preferred shares for each month in which the monthly dividend on the Trust’s preferred shares exceeds the calculated value of the Trust’s gross monthly income attributable to investments from the proceeds of the Trust’s preferred shares (determined by multiplying the Trust’s gross monthly income by the ratio of (i) the liquidation preference of any outstanding preferred shares to (ii) total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). This voluntary waiver may be reduced or discontinued at any time without notice. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended July 31, 2025, the amounts waived were as follows:
Trust Name	Fees Waived and/or Reimbursed by the Manager
BFZ	$ 301,016
BYM	239,081
MUC	851,931
MUE	198,129
The Manager reimbursed BFZ and MUC $173,308 and $251,306 respectively, for reorganization costs.
Trustees and Officers:  Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

7.
 PURCHASES AND SALES
For the year ended July 31, 2025, purchases and sales of investments, excluding short-term securities, were as follows:
Trust Name	Purchases	Sales
BFZ	$ 323,542,103	$ 279,274,496
BTT	545,148,902	516,424,112
BYM	157,291,607	122,419,272
MUC	1,085,613,822	968,540,630
MUE	262,407,133	213,543,418
8.
INCOME TAX INFORMATION
It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trusts as of July 31, 2025, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements. Management’s analysis is based on the tax laws and judicial and administrative interpretations thereof in effect as of the date of these financial statements, all of which are subject to change, possibly with retroactive effect, which may impact the Trusts’ NAV.
U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses and retained income were reclassified to the following accounts:
Trust Name	Paid-in Capital	Accumulated Earnings (Loss)
BFZ	$ (125,372)	$ 125,372
BTT	2,770,870	(2,770,870)
BYM	(336,020)	336,020
MUC	(135,724)	135,724
MUE	(116,999)	116,999
The tax character of distributions paid was as follows:
Trust Name	Year Ended 07/31/25	Year Ended 07/31/24
BFZ
Tax-exempt income	$ 17,641,232	$ 21,594,593
Ordinary income	26,048	102,462
Return of capital	9,085,324	3,261,893
	$ 26,752,604	$ 24,958,948
BTT
Tax-exempt income	$ 59,342,370	$ 73,086,879
Ordinary income	35,160	20
	$ 59,377,530	$ 73,086,899
BYM
Tax-exempt income	$ 15,984,330	$ 18,832,169
Ordinary income	26,628	19,985
Return of capital	5,123,055	1,413,135
	$ 21,134,013	$ 20,265,289
MUC
Tax-exempt income	$ 57,794,280	$ 67,501,509
Ordinary income	95,406	142,008
Return of capital	18,441,371	4,569,504
	$ 76,331,057	$ 72,213,021
Notes to Financial Statements

Notes to Financial Statements  (continued)

Trust Name	Year Ended 07/31/25	Year Ended 07/31/24
MUE
Tax-exempt income	$ 12,059,144	$ 14,179,236
Ordinary income	48,261	2,793
Return of capital	4,269,008	928,904
	$ 16,376,413	$ 15,110,933
As of July 31, 2025, the tax components of accumulated earnings (loss) were as follows:
Trust Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total
BFZ	$ —	$ —	$ (51,719,983)	$ (19,922,716)	$ (71,642,699)
BTT	12,850,648	353	(5,785,386)	(14,560,292)	(7,494,677)
BYM	—	—	(48,764,662)	(5,652,107)	(54,416,769)
MUC	—	—	(212,595,044)	(47,701,407)	(260,296,451)
MUE	—	—	(39,869,920)	(12,379,721)	(52,249,641)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the treatment of residual interests in tender option bond trusts and the deferral of compensation to Directors/Trustees.

During the year ended July 31, 2025, the Trusts listed below utilized the following amounts of their respective capital loss carryforwards:
Trust Name	Utilized
BTT	$ 2,246,548
As of July 31, 2025, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:
Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BFZ	$ 538,742,129	$ 2,868,923	$ (22,717,247)	$ (19,848,324)
BTT	2,306,737,507	19,789,695	(34,349,987)	(14,560,292)
BYM	394,348,846	9,295,725	(14,898,436)	(5,602,711)
MUC	1,625,067,309	7,709,544	(54,787,336)	(47,077,792)
MUE	311,650,570	1,998,340	(14,378,061)	(12,379,721)
9.
PRINCIPAL RISKS
In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation, tariffs or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.
The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.
A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.
As short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.
The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.
Illiquidity Risk: Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.
Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.
Investment Objective Risk: There is no assurance that BTT will achieve its investment objectives, including its investment objective of returning $25.00 per share. As BTT approaches its scheduled termination date, it is expected that the maturity of BTT’s portfolio securities will shorten, which is likely to reduce BTT’s income and distributions to shareholders.
Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.
Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.
The Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.
The Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.
The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates during a period of historically low interest rates. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Trusts’ performance.
The Trusts invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities.
Notes to Financial Statements

Notes to Financial Statements  (continued)

Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trusts invest.
10.
 CAPITAL SHARE TRANSACTIONS
BFZ, BTT and BYM are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. MUC and MUE are authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001 except for MUC and MUE, which $0.10. The par value for each Trust’s Preferred Shares outstanding is $0.001 except for MUC and MUE, which is $0.10.  Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
For the year ended July 31, 2025, shares issued and outstanding remained constant for all Trusts except for BTT.
The Trusts participated in an open market share repurchase program (the “Repurchase Program”) through November 30, 2024. From December 1, 2023 through November 30, 2024, each Trust could repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions. The Repurchase Program had an accretive effect as shares were purchased at a discount to the Trust’s NAV. The Repurchase Program expired on November 30, 2024 and was not renewed. For the period ended November 30, 2024, the Trusts  did not repurchase any shares. On February 28, 2025, the Board reauthorized BTT’s Repurchase Program. BTT may repurchase up to 5% of its outstanding common shares (based on common shares outstanding on March 31, 2025) through November 30, 2025.
The total cost of the shares repurchased is reflected in each Trust’s Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:
	BFZ
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	210,536	2,247,478

	BTT
	Shares	Amounts
Year Ended July 31, 2025	1,680,200	$ 35,713,944
Year Ended July 31, 2024	4,893,619	101,079,340

	BYM
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	327,384	3,332,710

	MUC
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	1,250,600	12,545,146

	MUE
	Shares	Amounts
Year Ended July 31, 2025	—	$ —
Year Ended July 31, 2024	347,324	3,204,845
Preferred Shares
A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.
Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.
VRDP Shares
BFZ, BTT and MUC (for purposes of this section, each a “VRDP Trust”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:
Trust Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BFZ(a)	09/25/24	1,713	$ 171,300,000	09/01/54
BTT	07/31/24	7,500	750,000,000	12/31/30
MUC(a)	09/25/24	5,264	526,400,000	09/01/54

(a)	On September 25, 2024, each of BFZ and MUC issued VRDP Shares and used the proceeds of the issuance to redeem all of the outstanding Variable Rate Muni Term Preferred Shares.
Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.
Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.
Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:
	BFZ	BTT	MUC
Expiration date	09/23/26	07/29/26	09/23/26
The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.
Remarketing:  A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations.  During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.
Ratings: As of period end, the VRDP Shares were assigned the following ratings:
Trust Name	Moody’s Investors Service, Inc. Long-Term Ratings	Moody’s Investors Service, Inc. Short-Term Ratings	S&P Global Long-Term Ratings	S&P Global Short-Term Ratings
BFZ	Aa2	P-1	N/A	A-1
BTT	Aa1	P-1	AAA	A-1
MUC	Aa2	P-1	N/A	A-1
Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s and S&P Global Ratings. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.
Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.
For the period from September 25, 2024 to July 31, 2025, the annualized dividend rate for the VRDP Shares were as follows:
	BFZ	MUC
Dividend rates	2.98%	2.97%
For the year ended July 31, 2025, the annualized dividend rate for BTT was 3.07%.
Notes to Financial Statements

Notes to Financial Statements  (continued)

For the year ended July 31, 2025, VRDP Shares issued and outstanding for BTT remained constant.
During the period ended July 31, 2025, issued and outstanding VRDP Shares for BFZ and MUC increased by 1,713 and 5,264, respectively, from the exchange of VMTP Shares.
VMTP Shares
BYM and MUE (for purposes of this section, each a “VMTP Trust”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:
Trust Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BYM	12/20/23	976	$ 97,600,000	07/02/26	Aa1	AA
MUE	12/20/23	780	78,000,000	07/02/26	Aa1	AA
Redemption Terms: A VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended.  There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.
Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. With respect to BYM and MUE, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If BYM and MUE redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 1% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.
Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or a percentage of the daily Secured Overnight Financing Rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.
The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.
For the period from August 1, 2024 to September 24, 2024, the average annualized dividend rates for the VMTP Shares were as follows:
	BFZ	MUC
Dividend rates	4.41%	4.44%
For the year ended July 31, 2025, the average annualized dividend rates for the VMTP Shares were as follows:
	BYM	MUE
Dividend rates	4.14%	4.14%
For the year ended July 31, 2025, VMTP Shares issued and outstanding of BYM and MUE remained constant.
During the year ended July 31, 2025, all issued and outstanding VMTP Shares of BFZ and MUC were redeemed in full in exchange for VRDP Shares.
Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement.  Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.
Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:
Trust Name	Dividends	Deferred Offering Costs Amortization
BFZ	$ 5,467,543	$ 5,114

2025 BlackRock Annual Report to Shareholders

Notes to Financial Statements  (continued)

Trust Name	Dividends	Deferred Offering Costs Amortization
BTT	$ 23,044,643	$ 146,675
BYM	4,037,809	—
MUC	16,806,818	13,562
MUE	3,225,572	—
11.
SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trusts’  financial statements was completed through the date the financial statements were issued and the following items were noted:
The Trusts declared and paid or will pay distributions to Common Shareholders as follows:
Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BFZ	08/01/25	08/15/25	09/02/25	$ 0.059000
	09/02/25	09/15/25	10/01/25	0.059000
BTT	08/01/25	08/15/25	09/02/25	0.046400
	09/02/25	09/15/25	10/01/25	0.046400
BYM	08/01/25	08/15/25	09/02/25	0.055500
	09/02/25	09/15/25	10/01/25	0.055500
MUC	08/01/25	08/15/25	09/02/25	0.053500
	09/02/25	09/15/25	10/01/25	0.053500
MUE	08/01/25	08/15/25	09/02/25	0.051000
	09/02/25	09/15/25	10/01/25	0.051000
The Trusts declared and paid or will pay distributions to Preferred Shareholders as follows:
	Preferred Shares(a)
Trust Name	Shares	Series	Declared
BFZ	VRDP	W-7	$ 388,405
BTT	VRDP	W-7	1,707,123
BYM	VMTP	W-7	295,688
MUC	VRDP	W-7	1,193,558
MUE	VMTP	W-7	236,308

(a)	Dividends declared for period August 1, 2025 to August 31, 2025.
Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees/Directors of BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Quality Trust, BlackRock MuniHoldings California Quality Fund, Inc., and BlackRock MuniHoldings Quality Fund II, Inc.:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock Municipal Income Quality Trust, BlackRock MuniHoldings California Quality Fund, Inc., and BlackRock MuniHoldings Quality Fund II, Inc. (the “Funds”), including the schedules of investments, as of July 31, 2025, the related statements of operations and cash flows for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for the periods indicated in the table below, and the related notes (collectively referred to as the ”financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2025, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Fund	Financial Highlights
BlackRock California Municipal Income Trust, BlackRock Municipal 2030 Target Term Trust, BlackRock MuniHoldings California Quality Fund, Inc., and BlackRock MuniHoldings Quality Fund II, Inc	For each of the five years in the period ended July 31, 2025
BlackRock Municipal Income Quality Trust	For each of the three years in the period ended July 31, 2025, for the period from September 1, 2021 through July 31, 2022, and for each of the two years in the period ended August 31, 2021
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2025, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 23, 2025
We have served as the auditor of one or more BlackRock investment companies since 1992.

2025 BlackRock Annual Report to Shareholders

Important Tax Information (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended July 31, 2025:
Trust Name	Exempt-Interest Dividends
BFZ	$ 19,414,987
BTT	63,709,981
BYM	17,344,255
MUC	62,362,200
MUE	13,045,457
The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended July 31, 2025:
Trust Name	Interest Dividends
BFZ	$ 26,049
BTT	756
BYM	26,628
MUC	95,406
MUE	48,261
The Trusts hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended July 31, 2025:
Trust Name	Interest- Related Dividends
BFZ	$ 26,049
BTT	756
BYM	26,628
MUC	95,406
MUE	48,261
Important Tax Information

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”), of BlackRock California Municipal Income Trust (“BFZ”), BlackRock Municipal 2030 Target Term Trust (“BTT”), BlackRock Municipal Income Quality Trust (“BYM”), BlackRock MuniHoldings California Quality Fund, Inc. (“MUC”), and BlackRock MuniHoldings Quality Fund II, Inc. (“MUE”) (collectively, the “Funds” and each, a “Fund”) met on May 8, 2025 (the “May Meeting”) and June 5-6, 2025 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board Members who are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board Members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, as well as numerous ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also held the May Meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ investment performance analyses, and the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.
Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting, and such responses were reviewed by the Board Members.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

2025 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreements (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of certain trading, portfolio management, operations and/or information systems owned by BlackRock; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board also considered the operation of BlackRock’s business continuity plans.
B.  The Investment Performance of each Fund
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. The Board was provided with Fund performance reporting and analysis, relative to applicable performance metrics, by BlackRock throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was also provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2024, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.
The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered BFZ’s performance relative to BFZ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BFZ generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BFZ, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BFZ’s underperformance relative to the Performance Metrics.
The Board reviewed and considered BTT’s performance relative to BTT’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BTT generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BTT, and that BlackRock has explained its rationale for this belief to the Board.
The Board reviewed and considered BYM’s performance relative to BYM’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BYM generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BYM, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BYM’s underperformance relative to the Performance Metrics.
The Board reviewed and considered MUC’s performance relative to MUC’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUC generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUC, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MUC’s underperformance relative to the Performance Metrics.
The Board reviewed and considered MUE’s performance relative to MUE’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, MUE generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for MUE, and that BlackRock has explained its rationale for this belief to the Board.
Disclosure of Investment Advisory Agreements

Disclosure of Investment Advisory Agreements (continued)

C.  Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund
The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for each Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board also noted that while it found the expense comparison provided by Broadridge generally useful, it recognized that the comparison is subject to Broadridge’s defined peer selection criteria and methodology. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).
The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2024 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized the limitations of calculating and comparing profitability at the individual fund level.
The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of BlackRock’s technology business, BlackRock’s expense management, and the relative product mix. The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that BFZ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and third quartiles, respectively, relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to BFZ’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of BFZ’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that BTT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.
The Board noted that BYM’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to BYM’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of BYM’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that MUC’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MUC’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MUC’s gross monthly income attributable to investments from the proceeds of the preferred shares.
The Board noted that MUE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers. The Board also noted that there is a voluntary advisory fee waiver in place pursuant to which BlackRock will waive a portion of its advisory fee attributable to MUE’s outstanding preferred shares for each month in which the monthly dividend on the preferred shares exceeds the calculated value of MUE’s gross monthly income attributable to investments from the proceeds of the preferred shares.
D.  Economies of Scale
The Board, including the Independent Board Members, considered the extent to which any economies of scale might benefit each Fund in a variety of ways as the assets of each Fund increase. The Board considered multiple factors, including the advisory fee rate and breakpoints, and fee waivers, as applicable. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

2025 BlackRock Annual Report to Shareholders

Disclosure of Investment Advisory Agreements (continued)

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.
E.  Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock-advised funds; and efforts to reduce fund discounts, including continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2026. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.
Disclosure of Investment Advisory Agreements

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since July 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.
Effective September 12, 2024, BlackRock California Municipal Income Trust (BFZ) added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
Effective September 12, 2024, BlackRock Municipal 2030 Target Term Trust (BTT) added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
Effective September 12, 2024, BlackRock Municipal Income Quality Trust (BYM) added a policy to invest at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment. BYM also added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities.
Effective September 12, 2024, BlackRock MuniHoldings California Quality Fund, Inc. (MUC) added a policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. MUC also added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. The Fund also clarified that its policy of investing at least 80% of its assets in California Municipal Bonds may not be changed without shareholder approval.
Effective September 12, 2024, BlackRock MuniHoldings Quality Fund II, Inc. (MUE) added a policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. MUE also added a policy that the Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. The Fund also clarified that its policy of investing at least 80% of its assets in Municipal Bonds may not be changed without shareholder approval.
Investment Objectives and Policies
BlackRock California Municipal Income Trust (BFZ)
The Fund’s investment objective is to provide current income exempt from federal income taxes and California income taxes.  The Fund will invest primarily in investments the income from which is exempt from federal income tax and California income taxes (except that interest may be subject to the alternative minimum tax). The Fund’s investment policies provide that, as a matter of fundamental policy, under normal market conditions, the Fund will invest at least 80% of its total assets in tax-exempt municipal bonds. For the purposes of the foregoing policy “total assets” are the Fund’s net assets plus the amount of borrowings for investment purposes. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities. The Fund may not change its investment objective or the foregoing fundamental 80% policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its total assets in investment grade quality municipal bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal bonds rated Baa by Moody’s are investment grade, but Moody’s considers municipal bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its total assets in municipal bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Subject to the Fund’s policy of investing, under normal market conditions, at least 80% of its managed assets (as defined for this policy) in investments the income from which is exempt from federal income tax and California income taxes, the Fund may invest in securities that pay interest that is not exempt from California income tax when, in the judgment of the Manager, the return to the shareholders after payment of applicable California income taxes would be higher than the return available from comparable securities that pay interest that is, or make other distributions that are, exempt from California income tax.
The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase municipal bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.
The Fund’s stated expectation is that it will invest in municipal bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated municipal bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued municipal bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of municipal bonds of the market sector for reasons that do not apply to the particular municipal bonds that are considered undervalued. The Fund’s investment in underrated or undervalued municipal bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”).
The Fund may leverage its assets through the use of residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund may invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund reserves the right to borrow funds, subject to the Fund’s investment restrictions.  The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.
BlackRock Municipal 2030 Target Term Trust (BTT)
The Fund’s investment objectives are to provide current income that is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2030. There can be no assurance that the Fund’s investment objectives, including to return $25.00 per common share to holders of common shares on or about December 31, 2030, will be achieved or that the Fund’s investment program will be successful.
As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its Managed Assets in municipal securities, the interest of which is exempt from regular federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances). For the purposes of the foregoing policy, “Managed Assets” are the Fund’s net assets plus the amount of borrowings for investment purposes. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policy to the extent that they provide investment exposure to the securities included within that policy or to one or more market risk factors associated with such securities.
Under normal market conditions, the Fund expects to invest at least 80% of its Managed Assets in municipal securities that at the time of investment are investment grade quality. Investment grade quality securities means that such securities are rated, at the time of investment, within the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal securities rated Baa by Moody’s are investment grade, but Moody’s considers municipal securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of municipal securities that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issuers of higher grade municipal securities. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of municipal securities with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular municipal securities are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its Managed Assets in municipal securities that are rated, at the time of investment, below investment grade quality (rated Ba/BB or below by Moody’s, S&P or Fitch) or securities that are unrated but judged to be of comparable quality by the Manager. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories.
The Fund may invest 25% or more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal securities of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends exempt from regular federal income tax. Additionally, the Fund may purchase municipal securities that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured municipal securities and may purchase insurance for municipal securities in its portfolio.
The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to the federal alternative minimum tax. The percentage of the Fund’s Managed Assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal securities subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The Fund seeks to return $25.00 per common share to holders of common shares on or about December 31, 2030 (when the Fund will terminate) by actively managing its portfolio of municipal obligations, which will have an average final maturity on or about such date, and by retaining each year a percentage of its net investment income, but continue to maintain its status as a regulated investment company for federal income tax purposes. The purpose of retaining a portion of the net investment income is to enhance the Fund’s ability to return to investors $25.00 per common share outstanding upon the Fund’s termination. Such retained net investment income will generally serve to increase the net asset value of the Fund. However, if the Fund realizes any capital losses on dispositions of securities that are not offset by capital gains on the disposition of other securities, the Fund may return less than $25.00 for each common share outstanding at the end of the Fund’s term. In addition, the leverage used by the Fund may increase the possibility of incurring capital losses and the difficulty of subsequently incurring capital gains to offset such losses. However, the Manager believes that they will be able to manage the Fund’s assets so that the Fund will not realize capital losses which are not offset by capital gains over the life of the Fund on the disposition of its other assets and retained net investment income. Although neither the Manager nor the Fund can guarantee these results, their achievement should enable the Fund, on or about December 31, 2030, to have available for distribution to holders of its common shares $25.00 for each common share then outstanding. There is no assurance that the Fund will be able to achieve its investment objective of returning $25.00 per common share to holders of common shares on or about December 31, 2030.
The Fund intends to actively manage the maturity of its securities, which are expected to have a dollar weighted average effective maturity approximately equal to the Fund’s maturity date. As a result, over time the maturity of the Fund’s portfolio is expected to shorten in relation to the remaining term of the Fund.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. The Fund ordinarily does not intend to realize significant investment income not exempt from regular federal income tax. From time to time, the Fund may realize taxable capital gains.
During temporary defensive periods, including the period during which the net proceeds of this offering are being invested, and in order to keep the Fund’s cash fully invested, the Fund may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities that may be either tax-exempt or taxable. The Fund may not achieve its investment objectives under these circumstances. The Fund intends to invest in taxable short-term investments only if suitable tax-exempt short-term investments are not available at reasonable prices and yields. If the Fund invests in taxable short-term investments, a portion of the dividends would be subject to regular federal income tax.
The Fund cannot change its investment objectives without the approval of the holders of a majority of the outstanding common shares. A “majority of the outstanding” means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (2) more than 50% of the shares, whichever is less.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions. The Fund may enter into “dollar roll” transactions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
BlackRock Municipal Income Quality Trust (BYM)
The Fund’s investment objective is to provide current income exempt from federal income taxes, including the alternative minimum tax. The Fund’s investment policies provide that, under normal circumstances, the Fund as a fundamental policy will invest at least 80% of its managed assets in securities that pay interest that is, or make other distributions that are, exempt from federal income tax, including the alternative minimum tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument (“Municipal Bonds”) that pay interest that is exempt from federal income tax, including the alternative minimum tax. The Fund’s investment policies provide that the Fund will not invest in any bond if the interest on that bond is subject to the alternative minimum tax. The Fund invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment. For purposes of the foregoing 80% policies, “managed assets” are the Fund’s net assets plus the amount of any borrowings for investment purposes. The Fund’s investments in derivatives will be counted toward the Fund’s 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. The Fund cannot change its investment objectives or its policy of investing 80% of its managed assets in bonds that pay interest that is exempt from federal income tax, including the alternative minimum tax without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies.  Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds
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Investment Objectives, Policies and Risks (continued)

will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions.  The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.
BlackRock MuniHoldings California Quality Fund, Inc. (MUC)
The Fund’s investment objective is to provide stockholders with current income exempt from federal and California income taxes. There can be no assurance that the Fund’s investment objective will be realized.
The Fund’s investment policies provide that it will invest primarily in a portfolio of long-term, investment grade municipal obligations issued by or on behalf of the State of California, its political subdivisions, agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of bond counsel to the issuer, is exempt from federal and California income taxes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“California Municipal Bonds”). The Fund’s investment policies provide that the Fund will seek to achieve its investment objective by seeking to invest substantially all (a minimum of 80%) of its assets in California Municipal Bonds, except at times when, in the judgment of BlackRock Advisors, LLC (the “Manager”), California Municipal Bonds of sufficient quality and quantity are unavailable for investment at suitable prices by the Fund. For the purposes of the foregoing policy, “assets” are the Fund’s net assets, plus the amount of any borrowings for investment purposes. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Fund’s investments in derivatives will be counted toward the foregoing 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. The Fund’s investment objective and its policy of investing at least 80% of its assets in California Municipal Bonds may not be changed without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares voting together as a single class, and of the holders of a majority of the outstanding preferred shares voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The Fund’s investment policies provide that at all times, except during temporary defensive periods, the Fund will invest at least 65% of its assets in California Municipal Bonds and at least 80% of its assets in California Municipal Bonds and other long-term municipal obligations exempt from Federal income taxes, but not from California income taxes (“Municipal Bonds”). The Fund’s investment policies provide that, under normal market conditions, the Fund invests at least 80% of its assets in municipal securities with remaining maturities of one year or more at the time of investment. The Fund ordinarily does not intend to realize significant investment income not exempt from Federal and California income taxes. To the extent that suitable California Municipal Bonds are not available for investment by the Fund, as determined by the Manager, the Fund may purchase Municipal Bonds.
The investment grade California Municipal Bonds and Municipal Bonds in which the Fund will primarily invest are those California Municipal Bonds and Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc. (“Fitch”) (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by the Manager. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of California Municipal Bonds and Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular California Municipal Bonds and Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade. The Fund may also purchase California Municipal Bonds and Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated Ba or below by Moody’s, BB or below by S&P or Fitch or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term California Municipal Bonds and Municipal Bonds.
The Fund’s stated expectation is that it will invest in California Municipal Bonds and Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated California Municipal Bonds and Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued California Municipal Bonds and Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. California Municipal Bonds and Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of California Municipal Bonds and Municipal Bonds of the market sector for reasons that do not apply to the particular California Municipal Bonds and Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued California Municipal Bonds and Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation. The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock.
BlackRock MuniHoldings Quality Fund II, Inc. (MUE)
The Fund’s investment objective is to provide stockholders with current income exempt from federal income taxes. There can be no assurance that the Fund’s investment objective will be realized.
The Fund’s investment policies provide that it will invest primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes (except that the interest may be subject to the alternative minimum tax). The Fund’s investment policies provide that, at all times, except during temporary defensive periods, it will invest at least 80% of its total assets in a portfolio of obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, paying interest that, in the opinion of bond counsel to the issuer, is exempt from federal income taxes (“Municipal Bonds”). For the purposes of the foregoing policy, “total assets” are the Fund’s net assets, plus the amount of any borrowings for investment purposes. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in “investment grade” securities. The Fund’s investments in derivatives will be counted toward the foregoing 80% policies to the extent that they provide investment exposure to the securities included within each policy or to one or more market risk factors associated with such securities. The Fund’s investment policies provide that, under normal market conditions, the Fund invests at least 80% of its total assets in Municipal Bonds with remaining maturities of one year or more at the time of investment. The Fund’s investment objective and its policy to invest at least 80% of its total assets in Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.
The investment grade Municipal Bonds in which the Fund will primarily invest are those Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings, Inc.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

(“Fitch”) (currently AAA, AA, A and BBB) or, if unrated, are considered to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.
The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, which are securities rated at the time of purchase Ba or below by Moody’s, BB or below by S&P or Fitch, or securities determined by the Manager to be of comparable quality. Below investment grade quality is regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Such securities commonly are referred to as “high yield” or “junk” bonds.
The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.
The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.
The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.
The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.
The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.
The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.
Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.
Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.
The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.
The Fund may enter into derivative securities transactions that have leverage embedded in them.
The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common stock pursuant to tender offers or otherwise to redeem or repurchase shares of preferred stock.

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

Risk Factors
This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical. The order of the below risk factors does not indicate the significance of any particular risk factor.
Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.
Limited Term Risk (BTT): The Fund will terminate on or about December 31, 2030 in accordance with the terms of its Declaration of Trust, unless the Fund’s Board of Trustees and shareholders approve an amendment to the Fund’s Declaration of Trust to extend the Fund’s termination date. The Fund seeks to return $25.00 per common share (the initial public offering price per common share) to holders of common shares on or about December 31, 2030. The Fund’s limited term may cause it to sell securities when it otherwise would not, which could cause the Fund’s returns to decrease. In addition, the Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to pay dividends on the VRDP Shares.
Debt Securities Risk: Debt securities, such as bonds, involve risks, such as credit risk, interest rate risk, extension risk, and prepayment risk, each of which are described in further detail below:
•Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.
•Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.
The Fund may be subject to a greater risk of rising interest  during a period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.
To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.
•Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.
•Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.
Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:
•General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.
•Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

•Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.
•Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.
•Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.
•Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.
•Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.
State Specific Risk (BFZ and MUC): The Fund invests primarily in municipal bonds issued by or on behalf of its designated state. As a result, the Fund is more exposed to risks affecting issuers of its designated state’s municipal securities than is a fund that invests more widely. Fund management does not believe that the current economic conditions will adversely affect the Fund’s ability to invest in high quality state municipal securities in its designated state.
Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Alternatively, the Fund might enter into an agreement with the IRS to pay an agreed upon amount in lieu of the IRS adjusting individual shareholders’ income tax liabilities. If the Fund agrees to enter into such an agreement, the Fund’s yield could be adversely affected. Further, shareholders at the time the Fund enters into such an agreement that were not shareholders when the dividends in question were paid would bear some cost for a benefit they did not receive. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal securities for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.
Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.
Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.
U.S. Government Obligations Risk: Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Fund and substantial negative consequences for the U.S. economy and the global financial system.
Economic Sector and Geographic Risk (BTT): The Fund, as a fundamental policy, may not invest 25% or more of the value of its Managed Assets in any one industry. However, this limitation does not apply to securities of the U.S. Government, any state government or their respective agencies, or instrumentalities and securities backed by the credit of any federal or state governmental entity. As such, the Fund may invest 25% of more of its Managed Assets in municipal securities of issuers in the same state (or U.S. Territory) or in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting a particular state or economic sector.
Leverage Risk: The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:
•the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;
•the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

2025 BlackRock Annual Report to Shareholders

Investment Objectives, Policies and Risks (continued)

•the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;
•leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.
Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Dollar Rolls Risk (BTT): Dollar rolls involve the risk that the market value of the securities that the Fund is committed to buy may decline below the price of the securities the Fund has sold. These transactions may involve leverage.
Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Investment Companies and ETFs Risk (BFZ and BTT): Subject to the limitations set forth in the Investment Company Act of 1940, as amended, and the rules thereunder, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.
Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:
•Leverage Risk — The Fund’s use of derivatives can magnify the Fund’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.
•Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Fund could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Fund’s derivatives positions to lose value.
•Counterparty  Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.
•Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.
Investment Objectives, Policies and Risks

Investment Objectives, Policies and Risks (continued)

•Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.
•Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.
•Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.
•Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.
•Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.
•Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.
Risk of Investing in the United States: Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
Recent policy initiatives undertaken by the U.S. government have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets, and could adversely affect the investment performance of the Fund. In particular, actions taken by the U.S. government in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests.
Shareholder Activism: Shareholder activism involving closed-end funds has recently been increasing. Shareholder activism can take many forms, including engaging in public campaigns to demand that the Fund consider significant transactions such as a tender offer, merger or liquidation or to attempt to influence the Fund’s corporate governance and/or management, commencing proxy contests to attempt to elect the activists’ representatives or others to the Fund’s Board of Directors/Trustees (the “Board”), or to seek other actions such as a termination of the Fund’s investment advisory contract with its current investment manager or commencing litigation. If the Fund becomes the subject of shareholder activism, then management and the Board may be required to divert significant resources and attention to respond to the activist and the Fund may incur substantial costs defending against such activism if management and the Board determine that the activist’s demands are not in the best interest of the Fund. Further, the Fund’s share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any shareholder activism.

2025 BlackRock Annual Report to Shareholders

Automatic Dividend Reinvestment Plan

Pursuant to BFZ, BYM, MUC and MUE’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BFZ, BYM, MUC and MUE declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
After BTT declares a dividend or determines to make a capital gain distribution or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts by the purchase of outstanding shares on the open market or on BTT’s primary exchange (“open-market purchases”). BTT will not issue any new shares under the Reinvestment Plan.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BFZ, BTT, BYM, and MUE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUC that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006 Providence, RI 02940-3006, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.
Automatic Dividend Reinvestment Plan

Trustee and Officer Information

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	66 RICs consisting of 103 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)
W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2007)
Baker Foundation Professor and George Fisher Baker Jr.
Professor of Business Administration, Emeritus, Harvard
Business School since 2022; George Fisher Baker Jr.
Professor of Business Administration, Harvard Business
School from 2008 to 2022; Deputy Dean for Academic
Affairs from 2006 to 2010; Chairman of the Finance Unit,
from 2005 to 2006; Senior Associate Dean and Chairman
of the MBA Program from 1999 to 2005; Member of the
faculty of Harvard Business School since 1981.
			68 RICs consisting of 105 Portfolios	None
Cynthia L. Egan(d) 1955	Trustee (Since 2016)
Advisor, U.S. Department of the Treasury from 2014 to
2015; President, Retirement Plan Services, for T. Rowe
Price Group, Inc. from 2007 to 2012; executive positions
within Fidelity Investments from 1989 to 2007.
			68 RICs consisting of 105 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)
Lorenzo A. Flores 1964	Trustee (Since 2021)
Chief Financial Officer, Lattice Semiconductor Corporation
(LSCC) since 2025; Chief Financial Officer, Intel Foundry
from 2024 to 2025; Vice Chairman, Kioxia, Inc. from
2019 to 2024; Chief Financial Officer, Xilinx, Inc. from
2016 to 2019; Corporate Controller, Xilinx, Inc. from
2008 to 2016.
			66 RICs consisting of 103 Portfolios	None
Stayce D. Harris 1959	Trustee (Since 2021)
Lieutenant General, Inspector General of the United States
Air Force from 2017 to 2019; Lieutenant General, Assistant
Vice Chief of Staff and Director, Air Staff, United States Air
Force from 2016 to 2017; Major General, Commander,
22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia
from 2014 to 2016; Pilot, United Airlines from 1990 to
2020.
			66 RICs consisting of 103 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)
J. Phillip Holloman 1955	Trustee (Since 2021)	Interim Executive Chairman, President and Chief Executive Officer of Vestis Corporation since 2025; President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	66 RICs consisting of 103 Portfolios	Vestis Corporation (uniforms and facilities services)
Catherine A. Lynch(d) 1961	Trustee (Since 2016)
Chief Executive Officer, Chief Investment Officer and
various other positions, National Railroad Retirement
Investment Trust from 2003 to 2016; Associate Vice
President for Treasury Management, The George
Washington University from 1999 to 2003;  Assistant
Treasurer, Episcopal Church of America from 1995 to
1999.
			68 RICs consisting of 105 Portfolios	PennyMac Mortgage Investment Trust

2025 BlackRock Annual Report to Shareholders

Trustee and Officer Information (continued)
Independent Trustees(a) (continued)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Arthur P. Steinmetz(d) 1958	Trustee (Since 2023)
Trustee of Denison University since 2020; Consultant,
Posit PBC (enterprise data science) since 2020; Director,
ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief
Executive Officer and President of OppenheimerFunds,
Inc. from 2015, 2014 and 2013, respectively to 2019;
Trustee, President and Principal Executive Officer of
104 OppenheimerFunds funds from 2014 to 2019;
Portfolio manager of various OppenheimerFunds fixed
income mutual funds from 1986 to 2014.
			68 RICs consisting of 105 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

Interested Trustees(a)(e)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years
Robert Fairbairn 1965	Trustee (Since 2018)
Vice Chairman of BlackRock, Inc. since 2019; Member of
BlackRock’s Global Executive and Global Operating
Committees; Co-Chair of BlackRock’s Human Capital
Committee; Senior Managing Director of BlackRock, Inc.
from 2010 to 2019; oversaw BlackRock’s Strategic Partner
Program and Strategic Product Management Group from
2012 to 2019; Member of the Board of Managers of
BlackRock Investments, LLC from 2011 to 2018; Global
Head of BlackRock’s Retail and iShares® businesses from
2012 to 2016.
			94 RICs consisting of 271 Portfolios	None
John M. Perlowski(d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	96 RICs consisting of 273 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The
Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: R.
Glenn Hubbard, 2004 and W. Carl Kester, 1995.

(d)	Ms. Egan, Dr. Kester, Ms. Lynch, Mr. Steinmetz and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr.
Perlowski are also board members of the BlackRock Multi-Asset Complex.

Trustee and Officer Information

Trustee and Officer Information (continued)
Officers Who Are Not Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years
Stephen Minar 1984	Vice President (Since 2025)	Managing Director of BlackRock, Inc. since 2023; Director of BlackRock, Inc. since 2018.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since 2019; Executive Vice President of PIMCO from 2016 to 2019.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)
Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the
BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy
Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-
Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018.

(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

2025 BlackRock Annual Report to Shareholders

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 11, 2025, for shareholders of record on May 19, 2025, to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.
Shareholders elected the Class III Trustees as follows:
	Cynthia L. Egan		Robert Fairbairn		Stayce D. Harris
Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BTT	52,022,228	3,221,824	52,033,763	3,210,289	51,870,356	3,373,696
MUE	11,593,313	7,755,678	18,407,652	941,339	18,411,206	937,785
MUC	51,365,170	30,147,904	77,866,574	3,646,500	77,886,651	3,626,423
BYM	21,162,547	515,252	21,175,712	502,086	21,157,045	520,754
BFZ	23,972,034	914,005	23,959,765	926,274	23,968,152	917,887
For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Lorenzo A. Flores, J. Phillip Holloman, Arthur P. Steinmetz, R. Glenn Hubbard, W. Carl Kester, Catherine A. Lynch, and John M. Perlowski
Trust Certification
The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Trusts do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trusts. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trusts’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trusts’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trusts’ exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trusts’ long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
Each Trust’s dividend policy is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate). Each Trust intends to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In addition, in any monthly period, in order to maintain its declared distribution amount, each Trust may pay out more or less than the entire amount of net investment income earned in any particular month. In the event a Trust distributes more than its net investment income during any yearly period, such distributions may also come from sources other than net income, including return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.
General Information
The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.
The following information is a summary of certain changes since July 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.
Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.
Quarterly performance, shareholder reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Additional Information

Additional Information (continued)

Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.
Availability of Proxy Voting Policies, Procedures and Voting Records
The Board of Trustees of the Trusts has delegated the voting of proxies for the Trusts’ securities to BlackRock Advisors, LLC (the “Advisor”) pursuant to the Closed-End Fund Proxy Voting Policy. The Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Trusts. The BAIS Guidelines are available at www.blackrock.com.
A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.
Trust and Service Providers
Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
VRDP Liquidity Provider(a)
Barclays Bank PLC
New York, New York 10019
VRDP Remarketing Agent(a)
Barclays Capital Inc.
New York, New York 10019
(a) For BFZ, BTT and MUC.
VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent
The Bank of New York Mellon
New York, NY 10286
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02110
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Trusts
100 Bellevue Parkway
Wilmington, DE 19809

2025 BlackRock Annual Report to Shareholders

Glossary of Terms Used in this Report

Portfolio Abbreviation
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Assurance Corp.
AMT	Alternative Minimum Tax
ARB	Airport Revenue Bonds
BAM	Build America Mutual Assurance Co.
BAM-TCRS	Build America Mutual Assurance Co. - Transferable Custodial Receipts
CAB	Capital Appreciation Bonds
COP	Certificates of Participation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
GO	General Obligation Bonds
GOL	General Obligation Ltd.
GTD	GTD Guaranteed
HUD SECT 8	U.S. Department of Housing and Urban Development Section 8
M/F	Multi-Family
NPFGC	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
RB	Revenue Bonds
S/F	Single-Family
SAB	Special Assessment Bonds
SAN	State Aid Notes
SAP	Subject to Appropriations
SAW	State Aid Withholding
ST	Special Tax
TA	Tax Allocation
Glossary of Terms Used in this Report

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Want to know more?
blackrock.com |  800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.
CEMUNI5-07/25-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, Option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Lorenzo A. Flores

Catherine A. Lynch

Arthur P. Steinmetz

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings California Quality Fund, Inc.	$32,698	$32,538	$0	$0	$21,700	$21,736	$388	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,149,00	$2,149,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,149,000 and $2,149,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored or advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniHoldings California Quality Fund, Inc.	$22,088	$21,736

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,149,000	$2,149,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not Applicable

(j) Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Arthur P. Steinmetz

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Financial Statements and Financial Highlights for Open-End Management Investment Companies – Not Applicable

Item 8 –	Changes in and Disagreements with Accountants for Open-End Management Investment Companies – Not Applicable

Item 9 –	Proxy Disclosures for Open-End Management Investment Companies – Not Applicable

Item 10 –	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies – Not Applicable

Item 11 –

Statement Regarding Basis for Approval of Investment Advisory Contract – The registrant’s statement regarding the basis for approval of the investment advisory contract is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

Item 12 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Closed-End Fund Proxy Voting Policy. The Investment Adviser has adopted the BlackRock Active Investment Stewardship - Global Engagement and Voting Guidelines (the “BAIS Guidelines”) with respect to certain funds, including the Fund. Copies of the Closed-End Fund Proxy Voting Policy and the BAIS Guidelines are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (800) 882-0052, (ii) at www.blackrock.com and (iii) on the SEC’s website at http://www.sec.gov.

Item 13 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised Kevin Maloney, CFA, Managing Director at BlackRock, Walter O’Connor, CFA, Managing Director at BlackRock, Christian Romaglino, CFA, Director at BlackRock, Phillip Soccio, CFA, Director at BlackRock, Michael Kalinoski, CFA, Director at BlackRock and Kristi Manidis, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Maloney and O’Connor have been members of the registrant’s portfolio management team since 2018 and 2022, respectively. Messrs. Romaglino, Soccio and Kalinoski and Ms. Manidis have been members of the registrant’s portfolio management team since 2023.

Portfolio Manager	Biography
Kevin Maloney, CFA	Managing Director of BlackRock since 2025; Director of BlackRock from 2021 to 2024; Vice President of BlackRock from 2018 to 2020.
Walter O’Connor, CFA	Managing Director of BlackRock since 2006.
Christian Romaglino, CFA	Director of BlackRock since 2017.
Phillip Soccio, CFA	Director of BlackRock since 2009.
Michael Kalinoski, CFA	Director of BlackRock since 2006.
Kristi Manidis	Director of BlackRock, Inc. since 2016.

(a)(2) As of July 31, 2025:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Kevin Maloney, CFA	42	0	0	0	0	0
	$38.46 Billion	$0	$0	$0	$0	$0
Walter O’Connor, CFA	33	0	0	0	0	0
	$27.63 Billion	$0	$0	$0	$0	$0
Christian Romaglino, CFA	36	0	0	0	0	0
	$15.04 Billion	$0	$0	$0	$0	$0
Phillip Soccio, CFA	34	0	0	0	0	0
	$24.14 Billion	$0	$0	$0	$0	$0
Michael Kalinoski, CFA	33	0	0	0	0	0
	$28.92 Billion	$0	$0	$0	$0	$0
Kristi Manidis	35	0	2	0	0	0
	$23.15 Billion	$0	$699.9 Million	$0	$0	$0

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of July 31, 2025:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of July 31, 2025.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: A combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of July 31, 2025.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Walter O’Connor, CFA	None
Christian Romaglino, CFA	None

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Kevin Maloney, CFA	None
Phillip Soccio, CFA	None
Michael Kalinoski, CFA	None
Kristi Manidis	None

 (b) Not Applicable

Item 14 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 15 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 16 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 18 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 19 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed – Not Applicable

(a)(3) Section 302 Certifications are attached

(a)(4) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(5) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings California Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings California Quality Fund, Inc.

Date: September 23, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings California Quality Fund, Inc.

Date: September 23, 2025

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings California Quality Fund, Inc.

Date: September 23, 2025